UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4279

Securian Funds Trust
(Exact name of registrant as specified in charter)

400 Robert Street North St. Paul, Minnesota			55101-2098
(Address of principal executive offices)			(Zip code)

Eric J. Bentley, Esq. 400 Robert Street North St. Paul, Minnesota 55101-2098
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(651) 665-3500

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2015

ITEM 1.  REPORT TO STOCKHOLDERS.

Filed herewith.

Securian Funds Trust

Annual Report

December 31, 2015

Offered in Minnesota Life Insurance Company and
Securian Life Insurance Company Variable Products

SFT Advantus Bond Fund

SFT Advantus Index 400 Mid-Cap Fund

SFT Advantus Index 500 Fund

SFT Advantus International Bond Fund

SFT Advantus Managed Volatility Fund

SFT Advantus Managed Volatility Equity Fund

SFT Advantus Money Market Fund

SFT Advantus Mortgage Securities Fund

SFT Advantus Real Estate Securities Fund

SFT IvySM Growth Fund

SFT IvySM Small Cap Growth Fund

SFT Pyramis® Core Equity Fund

SFT T. Rowe Price Value Fund

Financial security
  for the long run ®

Securian Funds Trust

Supplement dated February 23, 2016 to the prospectus of the Securian Funds Trust dated May 1, 2015.

SFT Advantus Money Market Fund

Effective April 29, 2016, the SFT Advantus Money Market Fund will change its name to the SFT Advantus Government Money Market Fund and convert to a "government" money market fund as defined by Securities and Exchange Commission Rule 2a-7 (the "Rule") under the Investment Company Act of 1940. Pursuant to the Rule's requirements for government money market funds, the Fund will invest at least 99.5% of its total assets in cash, government securities (as defined by the Rule), and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities). Prior to April 29, 2016 the Fund will continue to operate as a general money market fund and invest its assets in a variety of money market securities, including commercial paper, other domestic corporate obligations, and securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities.

SFT Advantus Managed Volatility Fund

Effective April 29, 2016, the SFT Advantus Managed Volatility Fund will change its name to the SFT Advantus Dynamic Managed Volatility Fund and replace the 40% Barclays U.S. Corporate Index component of its benchmark index with a 40% Barclays U.S. Aggregate Bond Index component.

SFT Pyramis® Core Equity Fund—Class 1 and Class 2

Effective November 20, 2015, Pyramis Global Advisors, LLC changed its name to FIAM LLC. FIAM LLC and its group of affiliates managed approximately $61.6 billion in assets worldwide as of December 31, 2015. FIAM LLC is an indirectly-held wholly-owned subsidiary of FMR LLC (along with its affiliates, "Fidelity Investments").

Please retain this supplement for future reference.

(This page has been left blank intentionally.)

Letter from the President

This year marked the first increase in the Fed-Funds rate since the Federal Reserve set it near zero about seven years ago. The 0.25 percent increase in December was a nod of confidence to the U.S. economy as the Fed reflected on solid employment, a stronger housing market, and improving consumer spending. Despite the Fed's optimistic outlook for a strengthening economy, concern remains around both U.S. and global growth.

The two big areas of concern are slowing international growth, particularly in China, and falling oil prices. At this point it is hard to say how fast the Chinese economy is decelerating, and this uncertainty is creating a lot of market volatility. In addition, while low oil prices are generally good for the consumer, the oversupply has caused considerable problems for the energy industry.

These types of uncertainties are often causes of increased volatility in the markets, and our outlook is for continued volatility in 2016. In times like these, investors should seek to diversify their investment risk exposures and consider investment solutions that manage market risk.

We believe 2016 will end up being a better year than 2015, but the path will be choppy. The Fed may look to continue its path of raising interest rates, but we believe any increase will be modest. Low growth and global monetary policy will keep inflation low. The consumer will likely be a driving force for the economy, supported by strong employment and an improved housing market. Market volatility, however, will continue to be a theme that causes angst for investors.

Sincerely,

David Kuplic
President, Securian Funds Trust

Performance Update

Christopher Sebald, CFA, David Land, CFA and Thomas Houghton, CFA Portfolio Managers

The SFT Advantus Bond Fund seeks as high a level of long-term total return as is consistent with prudent investment risk. Preservation of capital is a secondary objective. The SFT Advantus Bond Fund invests in long-term, fixed income, high quality debt instruments. The risks incurred by investing in debt instruments include, but are not limited to, reinvestment of prepaid debt obligations at lower rates of return, and the inability to reinvest at higher interest rates when debt obligations are prepaid more slowly than expected. In addition, the net asset value of the SFT Advantus Bond Fund may fluctuate in response to changes in interest rates and is not guaranteed.

SFT Advantus Bond Fund

How did the Fund perform during the period?

The Fund's Class 2 shares generated a net return of 0.16 percent over the 12 months ended December 31, 2015, underperforming the Barclays U.S. Aggregate Bond Index, which returned 0.55 percent.

What influenced the Fund's return during the past 12 months?

The Federal Reserve was front and center in 2015. The Fed entered 2015 with a desire to move the Fed Funds target rate above zero, but for most of the year events (and markets) wouldn't cooperate. First, the European Central Bank (ECB) moved in the opposite direction of the Fed, expanding its asset purchase program and stating its intention to continue this program until at least September. Second, commodity prices fell for most of the year and the drop in crude oil was especially troubling for the markets. Many believed the fall in commodity prices indicated the global economy was slowing even more than expected. The Chinese economy is certainly slowing, and many economists lowered their estimates of global Gross Domestic Product (GDP) growth due to spillover effects on the rest of the world. Finally, inflation never really threatened to exceed the Fed's 2% target in the U.S. and inflation across the globe remained muted. Inflation expectations, as implied by the five-year Treasury Inflation Protected Securities (TIPS), remained at one of the lowest levels since 2009.

The labor market provided the most compelling case for a rate hike. The U.S. economy created jobs at a steady pace and the unemployment rate fell to 5%. The Fed's fear is that further job gains could trigger a bout of wage inflation. So, for the first time in nearly ten years the Fed hiked rates, but not until December. Yields on Treasuries had moved up well in advance of the Fed's move and finished the year higher across the interest rate curve. The Fund tended to mirror the duration of the benchmark, and rising rates were a slight drag on performance.

What other market conditions or events influenced the Fund's return during the past 12 months?

The U.S. Dollar strengthened relative to the basket of other major currencies against which it is valued. A primary reason was the Fed's more hawkish stance in 2015 in contrast with the more aggressive monetary accommodation of most other influential central banks around the world. This resulted in the trade-weighted dollar strengthening 8% in the first quarter, on top of a strong gain in the second half of 2014. The strong dollar, combined with slower growth out of China, resulted in further pressure on many commodities. In particular, energy and metals prices were very weak. Adding further to pressure on energy, particularly in oil, was OPEC's decision to keep production levels near maximum levels in the face of a surging surplus of oil inventories around the world.

The Fed's actions, along with the fall in commodities, put pressure on stocks, credit and other risky assets. The fall in oil had a particularly negative impact on the high-yield market, since energy companies make up the largest sector. The weakness spilled over into the investment grade market. The widening in credit spreads directly impacted the Fund's positions in corporates, particularly in the energy sector.

What strategies and techniques did you employ that specifically affected Fund performance?

We maintained an overweight exposure to corporate bonds and the securitized sector. We felt corporate spreads looked attractive to start the year, but expected a more volatile year in credit given our economic and Fed outlook. As volatility picked up and spreads widened, we resisted the urge to add to our risk exposures. In the face of further deterioration in credit fundamentals, we pared the Fund's exposure to credit, particularly in industrials, in the second half of the year.

Throughout the year, we kept our interest rate position roughly neutral-to-short relative to the Fund's index.

What industries or sectors did you emphasize during the past 12 months and what is your outlook going forward?

The Fund had minimal exposure to the hardest hit sector, oil and gas exploration and production, but its exposure to the domestic midstream-energy space cost the Fund considerably in the second half of the year. Some of that negative performance was offset by its positions in secured bonds of airlines, which directly benefit from the fall in crude prices. The Fund's exposure to the banking sector was also a positive. This sector continues to benefit from lower balance sheet leverage and lower business risk.

The Fund's underweight exposure to Agency mortgage-backed securities (MBS) was a positive performance factor. Home prices continued to appreciate at a gradual pace and mortgage rates were stable. Mortgage origination volumes weren't daunting as new and existing home sales, while recovering, remain below historical averages. This was almost an ideal environment for Agency MBS. Despite these tailwinds Agency MBS weren't immune to general market conditions. MBS spreads moved wider in sympathy to the corporate market.

We believe economic growth in the U.S. will remain at about the same level as we've recently experienced. The first three quarters of 2015 generated only 2.2% growth, essentially the same growth rate as the previous five years. We don't think the economy will enter a strong growth phase before the next recession, but continue the same until it weakens. With weaker data reports recently in business sentiment, industrial production and existing home sales, we don't expect a positive surprise in 4Q from GDP. Interest rates will remain relatively low and the yield curve should continue to flatten as it has recently, anticipating the Fed's tightening cycle. The U.S. trade weighted dollar rose in the fourth quarter and we think that if the Fed continues to raise rates in 2016, the strengthening dollar will likely be another headwind for growth in the coming year.

The biggest concern for 2016 is how high credit defaults will rise in the high-yield market and how much wider this will pressure high-yield and investment-grade spreads. After five years of low and falling high-yield corporate bond defaults and rising credit ratings, mining and energy sectors have provided the fodder for higher defaults and ratings downgrades on the backs of plunging commodity prices. Moody's is now forecasting high-yield bond defaults to rise to over 4% in 2016. When we enter the later stage of a credit cycle, defaults rarely peak in just a couple of quarters. We expect we are in such a period, and that defaults in high-yield will be rising for at least the next two years, which will continue to put pressure on spreads in both markets.

It is very unusual to be entering such a late stage of the corporate credit cycle with the Fed just beginning to tighten monetary policy. We expect that this and other factors will continue to give the Fed's ongoing policy several 'fits and starts' as it tries to normalize interest rates. As has been the case for nearly the entire post financial crisis recovery and expansion, the playbook for this investment market is difficult to draw from past experiences. Corporate credit looks cheap if we don't enter a recession in the next couple of years. But sensitivities now to the volatility of oil prices make our exposure to credit more likely to be restrained than expanded in the near term.

Ten Largest Holdings^

Security description	Market value	% of bond portfolio
U.S. Treasury Bond 2.875%, 08/15/45	$18,914,334	4.8%
Federal National Mortgage Assoc. 4.000%, 01/01/46	10,952,079	2.8%
U.S. Treasury Note 1.625%, 11/30/20	10,934,682	2.8%
U.S. Treasury Note 1.375%, 10/31/20	10,530,728	2.7%
U.S. Treasury Note 2.250%, 11/15/25	9,977,730	2.5%
Federal National Mortgage Assoc. 3.500%, 01/01/46	9,749,784	2.5%
U.S. Treasury Note 1.750%, 12/31/20	7,991,248	2.0%
U.S. Treasury Bond 5.375%, 02/15/31	6,936,221	1.8%
U.S. Treasury Note 1.750%, 09/30/22	5,194,827	1.3%
BNSF Funding Trust I 6.613%, 12/15/55	4,220,275	1.1%
	$95,401,908	24.3%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Asset Quality (shown as a percentage of investments)
(Unaudited)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Advantus Bond Fund,
Barclay's U.S. Aggregate Bond Index, and Consumer Price Index

On the chart above you can see how the SFT Advantus Bond Fund's Class 2 shares total return compared to the Barclays U.S. Aggregate Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2005 through December 31, 2015, assuming reinvestment of distributions, if any.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The Barclays U.S. Aggregate Bond Index is an unmanaged benchmark composite representing average market-weighted performance of U.S. Treasury and agency securities, investment-grade corporate bonds and mortgage-backed securities with maturities greater than one year.

Performance Update

James Seifert Portfolio Manager

The SFT Advantus Index 400 Mid-Cap Fund seeks to provide investment results generally corresponding to the aggregate price and dividend performance of publicly traded common stocks that comprise the Standard & Poor's MidCap 400 Index (S&P 400). It is designed to provide an economical and convenient means of maintaining a diversified portfolio in this equity security area as part of an over-all investment strategy. The risks incurred by investing in the SFT Advantus Index 400 Mid-Cap Fund include, but are not limited to, the risk that the Fund may not be able to replicate the performance of the S&P 400, and the risk of declines in the market for mid-cap stocks or in the equity markets generally.

SFT Advantus Index 400 Mid-Cap Fund

How did the Portfolio perform during the period?

The Fund's Class 2 shares generated a total net return of -2.63 percent over the 12 months ending December 31, 2015. The Standard & Poor's MidCap 400® Index returned -2.18 percent over the same period.

What influenced the Fund's return during the past 12 months?

The SFT Advantus Index 400 Mid-Cap Portfolio is passively managed. The portfolio is fully invested and holds all names at published free float adjusted index weights. The fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P MidCap 400® Index.

Only two of the nine sectors ended the year with positive returns. The energy sector was hit the hardest ending the period down 29.6%. The financial sector ended the year with the strongest return of 5.4%. In terms of size, deciles 1 and 2, (decile segments consist of 40 names) representing 38% weight of the index, were the only deciles that ended the year positive at 3.9% and 7.1%, respectively. The smallest cap names within the index, decile 10, performed the worst in the period with a return of -14.5%.

What other market conditions or events influenced the Fund's performance during the past 12 months?

The stock market rebounded late in the year as investors' worst fears about a global growth meltdown, especially in China and emerging market countries, did not materialize. While the stock rebound was appreciated by investors, fundamentals for stocks were still tough. The earnings recession continued with two quarters in a row of negative year-over-year earnings growth, an event that rarely happens outside of a recession. Management teams have been reducing their earnings expectations for the coming twelve months. We're still near the all-time high for stock prices which is out of line relative to the correction that we've seen in corporate credit, particularly in high-yield bonds.

What will affect the Fund going forward?

The big question in the coming quarters is can the U.S. escape the significant emerging market and China growth slowdown? The U.S. is in the sixth year of its expansion and sixth year of its stock market rally. The U.S. economy is stable but has been weakening of late. Falling commodity prices will likely pressure inflation lower, the global growth scare could have bigger impacts on the U.S. economy than previously believed, which are all certainly not part of the Fed's planned narrative.

It's important to keep in mind that the epicenter of the problems in market volatility is China and emerging markets, not the U.S. China and other emerging countries have clear growth issues and have increased their debt loads significantly since the end of the financial crisis. As the Fed raises interest rates, it will put significant strain on those countries which borrowed in dollars and countries, like China, which peg their currencies to the dollar.

We expect that investors will be struggling for returns in the coming year. Economic growth is likely to get even harder to come by in 2016. With the Fed raising rates, bonds are unlikely to deliver significant returns, even if interest rates don't rise much. Finally, while stocks typically do well in the Fed tightening cycle, there doesn't appear to be the traditional strengthening of the economy and expansion of earnings which allow companies to grow into their valuations.

Ten Largest Holdings^

Security description	Shares	Market value	% of stock portfolio
Jarden Corp.	27,153	$1,550,979	0.8%
Extra Space Storage, Inc.	16,184	1,427,590	0.7%
Acuity Brands, Inc.	5,739	1,341,778	0.7%
Alaska Air Group, Inc.	16,534	1,331,153	0.7%
Federal Realty Investment Trust	9,101	1,329,656	0.7%
UDR, Inc.	34,348	1,290,454	0.7%
Hologic, Inc.	32,265	1,248,333	0.6%
Mettler-Toledo International, Inc.	3,586	1,216,120	0.6%
LKQ Corp.	40,047	1,186,593	0.6%
Foot Locker, Inc.	17,994	1,171,229	0.6%
		$13,093,885	6.7%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Advantus Index 400 Mid-Cap Fund,
S&P MidCap 400® Index, and Consumer Price Index

On the chart above you can see how the SFT Advantus Index 400 Mid-Cap Fund's Class 2 shares total return compared to the S&P MidCap 400 Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2005 through December 31, 2015, assuming reinvestment of distributions, if any.

"Standard & Poor's®", "S&P®", "Standard & Poor's MidCap 400" and "S&P MidCap 400" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the Securian Funds Trust—SFT Advantus Index 400 Mid-Cap Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

S&P MidCap 400 Index consists of 400 domestic stocks chosen for market size (median market capitalization of about $3.1 billion), liquidity and industry group representation. It is a market-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value.

Performance Update

James Seifert Portfolio Manager

The SFT Advantus Index 500 Fund seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard and Poor's Corporation 500 Composite Stock Index (S&P 500). It is designed to provide an economical and convenient means of maintaining a broad position in the equity market as part of an overall investment strategy. The risks incurred by investing in the SFT Advantus Index 500 Fund include, but are not limited to, the risk that the Fund may not be able to replicate the performance of the S&P 500, and the risk of declines in the equity markets generally.

SFT Advantus Index 500 Fund

How did the Portfolio perform during the period?

The Fund's Class 2 shares generated a total net return of 0.93 percent over the 12 months ending December 31, 2015. The Standard & Poor's 500 Index returned 1.38 percent over the same period.

What influenced the Fund's return during the past 12 months?

The SFT Advantus Index 500 Portfolio is passively managed. The portfolio is fully invested and holds all names at published float adjusted index weights. The fund seeks investment results that correspond generally to the price, and yield performance, before fees and expenses, of the S&P 500® Index.

Five of the nine sectors ended the year with positive returns. The energy sector was hit the hardest ending the period down 21.7%. The materials and services sector ended the year with the strongest return of 6.8%. In terms of size, the mega-cap names within the index, decile 1 (decile segments consist of 50 names) representing a 47% weight, ended the period with the strongest return of 4.5%. Although, decile 10 represents only 1.4% of the total weight of the index, decile 10, the smallest cap names within the index, performed the worst in the period with a return of -9.9%.

What other market conditions or events influenced the Fund's performance during the past 12 months?

The stock market rebounded late in the year as investors' worst fears about a global growth meltdown, especially in China and emerging market countries, did not materialize. While the stock rebound was appreciated by investors, fundamentals for stocks were still tough. The earnings recession continued with two quarters in a row of negative year-over-year earnings growth, an event that rarely happens outside of a recession. Management teams have been reducing their earnings expectations for the coming twelve months. We're still near the all-time high for stock prices which is out-of-line relative to the correction that we've seen in corporate credit, particularly in high-yield bonds.

What will affect the Fund going forward?

The big question in the coming quarters is can the U.S. escape the significant emerging market and China growth slowdown? The U.S. is in the sixth year of its expansion and sixth year of its stock market rally. The U.S. economy is stable but has been weakening of late. Falling commodity prices will likely pressure inflation lower, the global growth scare could have bigger impacts on the U.S. economy than previously believed, which are all certainly not part of the Fed's planned narrative.

It's important to keep in mind that the epicenter of the problems in market volatility is China and emerging markets, not the U.S. China and other emerging countries have clear growth issues and have increased their debt loads significantly since the end of the financial crisis. As the Fed raises interest rates, it will put significant strain on those countries which borrowed in dollars and countries, like China, which peg their currencies to the dollar.

We expect that investors will be struggling for returns in the coming year. Economic growth is likely to get even harder to come by in 2016. With the Fed raising rates, bonds are unlikely to deliver significant returns, even if interest rates don't rise much. Finally, while stocks typically do well in the Fed tightening cycle, there doesn't appear to be the traditional strengthening of the economy and expansion of earnings which allow companies to grow into their valuations.

Ten Largest Holdings^

Security description	Shares	Market value	% of stock portfolio
Apple, Inc.	208,764	$21,974,498	3.3%
Microsoft Corp.	299,101	16,594,124	2.5%
Exxon Mobil Corp.	155,878	12,150,690	1.8%
General Electric Co.	353,394	11,008,223	1.6%
Johnson & Johnson	103,606	10,642,408	1.6%
Amazon.com, Inc.	14,393	9,728,085	1.5%
Wells Fargo & Co.	174,045	9,461,086	1.4%
Berkshire Hathaway, Inc.—Class B	70,149	9,262,474	1.4%
JPMorgan Chase & Co.	137,837	9,101,380	1.4%
Facebook, Inc.—Class A	85,015	8,897,670	1.3%
		$118,820,638	17.8%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Advantus Index 500 Fund,
S&P 500® Index, and Consumer Price Index

On the chart above you can see how the SFT Advantus Index 500 Fund's Class 2 shares total return compared to the S&P 500 Index (as adjusted for dividend reinvestment) and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2005 through December 31, 2015, assuming reinvestment of distributions, if any.

"Standard & Poor's®", "S&P®", "Standard & Poor's 500" and "S&P 500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by Securian Funds Trust—SFT Advantus Index 500 Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

Performance Update

Michael Hasenstab, Ph.D. and Christine Zhu Portfolio Managers Franklin Advisers, Inc.

The SFT Advantus International Bond Fund seeks to maximize current income consistent with protection of principal. The Fund pursues its objective by investing primarily in debt securities issued by issuers located anywhere in the world. While Advantus Capital Management, Inc. acts as the investment adviser for the Fund, Franklin Advisers, Inc. provides investment advice to the SFT Advantus International Bond Fund under a sub-advisory agreement. Investment risks associated with international investing in addition to other risks include currency fluctuations, political and economic instability, and differences in accounting standards when investing in foreign markets.

SFT Advantus International Bond Fund

How did the Fund perform during the last 12 months?

The Fund's Class 2 shares generated a total net return of -4.16 percent over the 12 months ending December 31, 2015, while the Citigroup World Government Bond Index returned -3.57 percent.

Why did the Fund outperform/underperform? Why did the Fund underperform its benchmark index?

Sovereign credit exposures contributed to the fund's relative performance, while currency positions had a largely neutral effect. Interest-rate strategies detracted from relative results. Among currencies, the fund's underweighted position in the euro contributed to relative performance, while its underweighted position in the Japanese yen had a largely neutral effect. However, overweighted currency positions in Latin America and Asia ex Japan detracted from relative return. The fund maintained a defensive approach regarding interest rates in developed and emerging markets. Select underweighted duration exposures in Europe detracted from relative performance.

What other market conditions or events influenced the Fund's return during the last 12 months?

During the period, global financial markets were broadly influenced by growth in the United States, economic moderation in China, quantitative easing measures from the Bank of Japan (BOJ) and the European Central Bank (ECB), a sharp decline in oil prices, and a protracted depreciation of emerging-market currencies. At the beginning of the period, financial markets were still experiencing volatility related to the rapid decline of oil prices in 2014 and the growing concerns for global growth. We believe the market was misjudging the underlying forces behind the decline in oil prices, which, by our assessment were driven by supply dynamics rather than a loss of demand. We held the view that the global economy would benefit from lower oil prices and that most observers were too pessimistic. Amid the heightened risk aversion, the yield on the 10-year U.S. Treasury note reached its lowest level of 2015 (1.64%) at the end of January.

Global markets then began to stabilize in February as oil prices halted their decline and leveled off to a range-bound band. Credit spreads tightened while bond yields increased across much of the globe. In March, the ECB launched a new quantitative easing (QE) program with the aim of increasing the size of its balance sheet to a level higher than its previous peak, stating intentions to continue its asset purchases until it sees a sustained adjustment in the path of inflation. Concurrently, the BOJ continued deploying QE measures at a pace of 80 trillion yen per year. We anticipated that the QE programs would put downward pressure on the euro and Japanese yen during the year while keeping bond yields low in the respective countries. The euro depreciated 10.23% against the U.S. dollar over the 12-month period while the Japanese yen depreciated 0.31%.

However, global volatility returned at the end of June as economic concerns over China spread across global financial markets. Several emerging-market currencies depreciated sharply against the U.S. dollar on heightened risk aversion, while the euro and Japanese yen appreciated at times, acting as perceived safe havens. In our assessment, several emerging-market currency depreciations were excessive, leading to fundamentally cheap valuations. The heightened risk volatility persisted through much of July, August and September, before markets relatively stabilized in the autumn months. Several emerging-market currencies rebounded and appreciated against the U.S. dollar in October while the euro and yen depreciated. Similar stabilizing trends continued through November until global risk aversion returned in December.

On the whole, the U.S. dollar broadly strengthened against developed- and emerging-market currencies during the 12-month period. Global bond yields and spread levels fluctuated, with an overall trend toward higher yields across the Americas and the eurozone but lower yields in specific peripheral European markets. Across much of East Asia and in Japan, yields declined during the period; however, yields increased across a number of countries in South and Southeast Asia. Credit spreads widened across a vast majority of global credit markets during the period.

What strategies and techniques did you employ that affected the Fund's performance?

The core of our strategy remained positioning ourselves to navigate a rising-rate environment. Thus, we continued to maintain low portfolio duration while aiming at a negative correlation with U.S. Treasury rates. We were positioned with negative duration exposure to U.S. Treasuries, and we held select local currencies and local-bond positions in specific emerging markets. We actively sought opportunities that could potentially offer positive real yields without taking undue interest-rate risk. We favored countries that we believe have solid underlying fundamentals and policymakers who have stayed ahead of the curve regarding fiscal, monetary and financial policy. Additionally, we continued to selectively invest in credit opportunities, with a particular focus on credit exposures in economies with strong growth indicators. During the period, we used currency forward contracts to actively manage currencies. We also used interest-rate swaps to tactically manage duration exposures.

What sectors did you emphasize during the fiscal year, and what is your outlook for the next 12 months?

Overall, we remain confident in the economic outlook for the United States and continue to expect rising interest rates from the U.S. Federal Reserve (Fed). Labor conditions in the United States have been strong while wages and earnings have increased, which we believe will continue to drive consumption. In our assessment, global financial markets are poised to benefit from the U.S. economic expansion. We also anticipate significant divergences in monetary policies around the world in 2016; we expect the Fed to tighten policy while the BOJ and ECB continue to expand monetary accommodation through QE, which should continue to depreciate the yen and euro against the U.S. dollar.

Additionally, we continue to see differentiations among specific emerging-market economies; some have healthy current account and fiscal balances with strong export-driven economies, while others struggle with deficits and economic imbalances. We believe that economies with healthier balances and stronger growth prospects are in a stronger position to potentially raise rates in conjunction with Fed rate hikes, resulting in relatively stronger currency fundamentals over the longer term. At the end of the reporting period, we are encouraged by the vast set of fundamentally attractive valuations across the global bond and currency markets. We expect continued depreciation of the euro and yen, rising U.S. Treasury yields, and currency appreciation in select emerging markets.

Ten Largest Holdings^

Security description	Market value	% of bond portfolio
Mexican Bonos (MXN)—7.250%, 12/15/16	$4,444,140	6.4%
Korea Monetary Stabilization Bond (KRW)—2.790%, 06/02/16	3,914,159	5.7%
Korea Monetary Stabilization Bond (KRW)—1.560%, 10/02/17	3,718,998	5.4%
Singapore Government Bond (SGD)—1.125%, 04/01/16	2,919,727	4.2%
Mexican Bonos (MXN)—5.000%, 06/15/17	2,790,823	4.0%
Korea Treasury Bond (KRW)—3.000%, 12/10/16	2,212,551	3.2%
Korea Treasury Bond (KRW)—2.750%, 06/10/16	2,152,586	3.1%
Brazil Letras do Tesouro Nacional (BRL)—19.097%, 07/01/19	1,863,516	2.7%
Poland Government Bond (PLN)—5.750%, 09/23/22	1,775,401	2.6%
Portugal Obrigacoes do Tesouro OT (EUR)—3.875%, 02/15/30	1,756,109	2.5%
	$27,548,010	39.8%

^Excludes short-term investments.

Country Diversification (shown as a percentage of net assets)

Currency Diversification (shown as a percentage of net assets)

Americas	119.57%
United States Dollar (USD)	87.53%
Mexican Peso (MXN)	19.01%
Brazilian Real (BRL)	8.35%
Chilean Peso (CLP)	4.68%
Asia Pacific	13.32%
Republic of Korea Won (KRW)	16.67%
Malaysian Ringgit (MYR)	13.96%
Indonesian Rupiah (IDR)	6.72%
Indian Rupee (INR)	5.39%
Singapore Dollar (SGD)	2.61%
Philippine Peso (PHP)	2.18%
Sri Lankan Rupee (LKR)	0.60%
Australian Dollar (AUD)*	-8.30%
Japanese Yen (JPY)*	-26.51%
Europe*	-32.89%
Polish Zloty (PLN)	4.33%
Hungarian Forint (HUF)	0.52%
Euro (EUR)*	-37.74%

*A negative figure reflects net "short" exposure, designed to benefit if the value of the associated currency decreases. Conversely, the Fund's value would potentially decline if the value of the associated currency increases.

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Advantus International Bond Fund,
Citigroup World Government Bond Index, and Consumer Price Index

On the chart above you can see how the SFT Advantus International Bond Fund's Class 2 shares total return compared to the Citigroup World Government Bond Index, and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2005 through December 31, 2015, assuming reinvestment of distributions, if any.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The Citigroup World Government Bond Index is a market capitalization weighted index consisting of the government bond markets from twenty-three countries. Country eligibility is determined based upon market capitalization and investability criteria. The index includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million. Government securities typically exclude floating or variable rate bonds, U.S./Canadian savings bonds and private placements. Each bond must have a minimum rating of BBB-/Baa3 by S&P or Moody's.

Performance Update

David M. Kuplic, CFA and Craig M. Stapleton, CFA, FRM Portfolio Managers

The SFT Advantus Managed Volatility Fund seeks to maximize risk-adjusted total return relative to its blended benchmark index comprised of 60 percent S&P 500 Index and 40 percent Barclays U.S. Corporate Index (collectively, the Blended Benchmark Index).

The SFT Advantus Managed Volatility Fund invests primarily in Class 1 shares of SFT Advantus Index 500 Fund, an affiliated fund of the Securian Funds Trust, for equity exposure, in a basket of fixed income securities for fixed income exposure and certain derivative instruments. The Fund is subject to risks associated with such investments as described in detail in the prospectus. The net asset value of the Fund will fluctuate and is not guaranteed. It is possible to lose money by investing in the Fund. There is no assurance that efforts to manage Fund volatility will achieve the desired results.

SFT Advantus Managed Volatility Fund

How did the Fund perform during the period?

The Fund's Class 2 shares generated a total net return of -3.25 percent over the 12 months ending December 31, 2015. The blended benchmark index, which is comprised of 60 percent of the S&P 500® Index and 40 percent of the Barclays U.S. Corporate Index returned 0.79 percent over the same period.

What influenced the Fund's return during the past 12 months?

The S&P 500 started the year with high volatility, was fairly calm at the end of the first quarter and during second quarter, but picked up additional turbulence in the third and fourth quarters. The S&P 500 may have ended 2015 close to where it started the year, but the added turbulence caused the Fund to de-risk and re-risk multiple times, which can have a negative impact on overall performance. We believe that reducing risk in more volatile market environments will provide investors with considerable protection if the market is entering into a bear market correction.

U.S. corporate bonds underperformed U.S. Treasuries with spreads widening on the Barclays U.S. Corporate Index by over 35bps through 2015. In addition, U.S. Treasury yields rose modestly throughout the year with the 10 year yield starting at 2.17% and ending the year at 2.27%. Due to widening credit spreads and modestly higher interest rates, the Barclays U.S. Corporate Index was down 0.68% for the year and added to the underperformance of the Fund.

What other market conditions or events influenced the Fund's return during the past 12 months?

The volatility of the equity market was higher than it has been over the last two years. The Fund's primary strategy is to capture strong equity returns that usually accompany periods of low market volatility, while avoiding the negative equity returns that usually accompany periods of high market volatility. Since the equity market cycled through periods of low volatility and high volatility, the Fund's equity weighting averaged 61.7%, but held net equity exposures as high as 83.5% and as low as 25.6% during the year.

What strategies and techniques did you employ that specifically affected Fund performance?

The Fund purchased long positions in VIX futures as an additional hedge for managing the risk of the Fund. We believe that VIX futures provide a great tool for managing risk when priced attractively versus historical VIX valuations. This method added performance to the Fund in 2015.

The Fund also purchased call options on the S&P 500 to gain exposure to upside appreciation in the S&P 500 while avoiding additional downside exposure if the S&P 500 continued to move down in valuation. We believed that the cost of the options outweighed the cost of additional downside exposure. The investment in call options added to Fund performance in 2015.

What industries or sectors did you emphasize during the past 12 months, and what is your outlook going forward?

All eyes were on commodity prices as they continued to fall, with West Texas Intermediate (WTI) crude oil down another 19.4% in the fourth quarter and about 35% for the year. WTI crude prices ended the year at the lowest levels since the Great Financial Crisis with no seeming price support from traders. Energy stocks were broadly down over 23% for the year while specific sub-sectors, such as Master Limited Partnerships (MLP's), were down over 32%. Volatility in energy names was even more apparent within the high yield sector as investors questioned the solvency of these stressed balanced sheets in prolonged periods with oil prices below $40/bbl. We continued to monitor all of our energy holdings, but feel comfortable that our positions will continue to perform well even with a stressed energy industry.

The Federal Reserve began tightening monetary policy in October 2014 when it ended the third round of quantitative easing (QE3), but the more defining change of policy was the Fed's recent decision to increase short-term rates for the first time since 2006. With one rate hike of 25bps accomplished, investors must decide how much the Fed will increase rates and over what time horizon. Both questions leave the market with an uneasiness that has not been felt since the taper tantrum of 2013. Investors wonder if the U.S. economy and global markets can weather a return to "normalcy" in monetary policy, which has created higher market volatility

Market turbulence was offset somewhat by a fairly resilient U.S. economy as third quarter gross domestic product (GDP) was up 2.1% annualized, with certain strong areas of consumer spending such as vehicle sales and robust housing sales, and an unemployment rate that finally hit 5% in December — the lowest reading since first quarter of 2008. Manufacturing showed less than optimal signals with the ISM Manufacturing Index retreating throughout 2015 with a 48.2 reading in December, which indicates contraction.

The S&P 500® Index ended the year nearly where it began the year, but the ride was anything but smooth. Volatility has entered a new and higher regime with the S&P clocking 15.5% in annual volatility during 2015 versus 11.4% in 2014 and 11.1% in 2013. This last year might have felt like a rocky path, but the 15.5% volatility experienced is still below the average annual volatility of 16.5% that has been experienced since 1928. We believe that there is more volatility to come.

We will look to position the Fund defensively if volatility persists in 2016 as global growth and central bank actions are assessed by investors.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Advantus Capital Management Inc. (Advantus Capital) and the Securian Funds Trust, on behalf of the SFT Advantus Managed Volatility Fund (the "Fund"), have entered into an Expense Limitation Agreement, dated May 1, 2013, which limits the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with the generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business), to 0.80% of the Fund's average daily net assets through April 30, 2016. The Agreement renews annually for a full year each year thereafter unless terminated by Advantus Capital upon at least 30 days' notice prior to the end of a

Ten Largest Holdings^

Security description	Market value	% of bond portfolio
UnitedHealth Group, Inc.	$1,030,876	1.3%
Cardinal Health, Inc.	1,015,208	1.3%
CSMC Mortgage Trust	1,011,992	1.3%
Apple, Inc.	1,009,711	1.2%
Discover Bank	1,002,269	1.2%
Fiserv, Inc.	998,553	1.2%
American Airlines 2015-2 Class A Pass Through Trust	997,500	1.2%
Celgene Corp.	995,950	1.2%
The Valspar Corp.	993,398	1.2%
Longtrain Leasing III LLC 2015-1A Class A2	992,866	1.2%
	$10,048,323	12.3%

^Does not include short-term investments or investments in Class 1 shares of the SFT Advantus Index 500 Fund, an affiliated Fund in Securian Funds Trust, SPDR S&P 500 ETF Trust and Vanguard S&P 500 ETF which provides the Managed Volatility Fund with its equity exposure.

Sector Diversification (shown as a percentage of net assets)

Asset Quality (shown as a percentage of investments)
(Unaudited)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Advantus Managed Volatility Fund,
the Blended, S&P 500® Index and Barclays U.S. Corporate Index Benchmarks,
and Consumer Price Index

On the chart above you can see how the SFT Advantus Managed Volatility Fund's shares total return compared to its Blended Benchmark, comprised of 60 percent of the S&P 500 Index and 40 percent of the Barclays U.S. Corporate Index, and the Consumer Price Index. The five lines represent the total return of a hypothetical $10,000 investment made on May 1, 2013 through December 31, 2015, assuming reinvestment of distributions, if any.

contract term. The Fund is authorized to reimburse Advantus Capital for management fees previously waived and/or for the cost of expenses previously paid by Advantus Capital pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund's ability to reimburse Advantus Capital in this manner only applies to fees waived or reimbursements made by Advantus Capital within the three fiscal years prior to the date of such reimbursement. As of December 31, 2015, Advantus Capital has waived $839,096 pursuant to the agreement. To the extent that the Fund makes such reimbursements to Advantus Capital, the amount of the reimbursements will be reflected in the financial statements in the Fund's shareholder reports and in Other Expenses under Fees and Expenses of the Fund.

The Blended Benchmark Index is comprised of 60 percent of the S&P 500 Index and 40 percent of the Barclays U.S. Corporate Index.

The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall. The Barclays U.S. Corporate Index is an unmanaged benchmark composite representing the average market-weighted performance of fixed rate, investment grade corporate bonds issued by both U.S. and non-U.S. corporations in U.S. dollars with maturities greater than one year.

Performance Update

David M. Kuplic, CFA and Craig M. Stapleton, CFA, FRM Portfolio Managers

The SFT Advantus Managed Volatility Equity Fund seeks to maximize risk-adjusted total return relative to its blended benchmark index comprised of 60 percent S&P 500 Low Volatility Index, 20% S&P BMI International Developed Low Volatility Index and 20% Barclays U.S. 3 Month Treasury Bellwether Index (collectively, the Blended Benchmark Index).

The SFT Advantus Managed Volatility Equity Fund invests at least 80% of its assets in equity securities. Equity securities include those that are equity-based, such as ETFs that invest primarily in U.S. and foreign equity securities. The Fund is subject to risks associated with such investments as described in detail in the prospectus. The net asset value of the Fund will fluctuate and is not guaranteed. It is possible to lose money by investing in the Fund. There is no assurance that efforts to manage Fund volatility will achieve the desired results.

SFT Advantus Managed Volatility Equity Fund

How did the Fund perform during the period?

The Fund's inception date was November 18, 2015. The Fund generated a total net return of 0.64 percent for the period ending December 31, 2015. The blended benchmark index, which is comprised of 60 percent of the S&P 500® Low Volatility Index, 20 percent of the S&P 500 BMI International Developed Low Volatility Index and 20 percent of the Barclays U.S. 3-Month Treasury Bellwether Index, returned 0.21 percent over the same period.

What influenced the Fund's return since inception?

Due to rising market volatility, the Fund primarily reduced its net equity allocation by shorting S&P 500 futures contracts. The Fund started off with over 80% allocated to equities, but ended the year with an effective equity exposure of 50%.

What other market conditions or events influenced the Fund's return since inception?

Since inception, the low volatility equity ETF's that the Fund invests in have performed better than the S&P 500.

What is your outlook going forward?

The Federal Reserve began tightening monetary policy in October 2014 when it ended the third round of quantitative easing (QE3), but the more defining change of policy was the Fed's recent decision to increase short-term rates for the first time since 2006. With one rate hike of 25bps in December, 2015, investors must decide how much the Fed will increase rates and over what time horizon. Both questions leave the market with an uneasiness that has not been felt since the taper tantrum of 2013. Investors wonder if the U.S. economy and global markets can weather a return to "normalcy" in monetary policy, which has created higher market volatility.

The S&P 500® Index ended the year nearly where it began the year, but the ride was anything but smooth. Volatility has entered a new and higher regime with the S&P delivering 15.5% in annual volatility during 2015 versus 11.4% in 2014 and 11.1% in 2013. This last year might have felt like a rocky path, but the 15.5% volatility experienced is still below the average annual volatility of 16.5% that has been experienced since 1928. We believe that there is more volatility to come.

We will continue to position the Fund defensively if volatility persists in 2016 as global growth and central bank actions are assessed by investors.

Ten Largest Holdings^

Security description	Shares	Market value	% of stock portfolio
iShares MSCI USA Minimum Volatility ETF	190,049	$7,947,849	36.9%
iShares MSCI EAFE Minimum Volatility ETF	95,724	6,209,616	28.8%
iShares Core High Dividend ETF	60,863	4,467,953	20.7%
iShares MSCI Emerging Markets Minimum Volatility ETF	30,747	1,496,149	6.9%
iShares MSCI Germany ETF	37,302	976,939	4.5%
iShares Short Maturity Bond ETF	9,675	483,944	2.2%
		$21,582,450	100.0%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Advantus Capital Management Inc. (Advantus Capital) and the Securian Funds Trust, on behalf of the SFT Advantus Managed Volatility Equity Fund (the "Fund"), have entered into an Expense Limitation Agreement, dated November 18, 2015, which limits the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with the generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business), to 0.80% of the Fund's average daily net assets through November 17, 2016. The Agreement renews annually for a full year each year thereafter unless terminated by Advantus Capital upon at least 30 days' notice prior to the end of a contract term. The Fund is authorized to reimburse Advantus Capital for management fees previously waived and/or for the cost of expenses previously paid by Advantus Capital pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund's ability to reimburse Advantus Capital in this manner only applies to fees waived or reimbursements made by Advantus Capital within the three fiscal years prior to the date of such reimbursement. As of December 31, 2015, Advantus Capital has waived $37,796 pursuant to the agreement. To the extent that the Fund makes such reimbursements to Advantus Capital, the amount of the reimbursements will be reflected in the financial statements in the Fund's shareholder reports and in Other Expenses under Fees and Expenses of the Fund.

The Blended Benchmark Index is comprised of 60 percent of the S&P 500 Low Volatility Index, 20% S&P BMI International Developed Low Volatility Index and 20% Barclays U.S. 3 Month Treasury Bellwether Index.

The S&P 500 Low Volatility Index measures performance of the 100 least volatile stocks in the S&P 500. The S&P BMI International Developed Low Volatility Index measures the performance of the 200 least volatile stocks in the S&P Developed Market large/midcap universe. Constituents are weighted relative to the inverse of their corresponding volatility, with the least volatile stocks receiving the highest weights. The Barclays U.S. 3 Month Treasury Bellwethers Index tracks the market for the on-the-run 3 month Treasury bill issued by the U.S. government.

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Advantus Managed Volatility Equity Fund,
the Blended, S&P 500® Low Volatility, S&P BMI International Developed Low Volatility Index Index and Barclays U.S. 3 Month Treasury Bellwether Index Benchmarks,
and Consumer Price Index

On the chart above you can see how the SFT Advantus Managed Volatility Equity Fund's shares total return compared to its Blended Benchmark, comprised of 60 percent of the S&P 500 Low Volatility Index, 20% S&P BMI International Developed Low Volatility Index and 20% Barclays U.S. 3 Month Treasury Bellwether Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on November 18, 2015 through December 31, 2015, assuming reinvestment of distributions, if any.

Performance Update

Thomas Houghton, CFA Portfolio Manager

The SFT Advantus Money Market Fund seeks maximum current income to the extent consistent with liquidity and the preservation of capital. It invests in short-term money market instruments and other debt securities that mature within 397 days.

Investment in the SFT Advantus Money Market Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. It is possible to lose money by investing in the Fund.

SFT Advantus Money Market Fund

How did the Fund perform during the period?

The Fund returned 0.0 percent* on a net basis during 2015, while the three-month Treasury bill returned 0.07 percent.

What influenced the Fund's return during the past 12 months?

The return on the Fund for the year was 0.11% before expenses, higher than the return of the three-month Treasury bill, but not enough to compensate for the Fund management expenses.

What other market conditions or events influenced the Fund's performance during the past 12 months?

The Federal Reserve was front and center in 2015. The Fed entered 2015 with a desire to move the Fed Funds target rate above zero, but for most of the year events (and markets) wouldn't cooperate. First, the ECB moved in the opposite direction of the Fed, expanding its asset purchase program and stating its intention to continue this program until at least September. Second, commodity prices fell for most of the year and the drop in crude oil was especially troubling for the markets. Many believed the fall in commodity prices indicated the global economy was slowing even more than expected. The Chinese economy is certainly slowing, and many economists lowered their estimates of global gross domestic product (GDP) growth due to spillover effects on the rest of the world. Finally, inflation never really threatened to exceed the Fed's 2% target in the U.S. and inflation across the globe remained muted. Inflation expectations as implied by the five-year Treasury Inflation Protected Securities (TIPS) remained at one of the lowest levels since 2009.

The labor market provided the most compelling case for a rate hike. The U.S. economy created jobs at a steady pace and the unemployment rate fell to 5%. The Fed's fear is that further job gains could trigger a bout of wage inflation. So, for the first time in nearly ten years the Fed hiked rates, but not until December.

Money-market yields remained stubbornly low well into the fourth quarter. Concerns about a global growth slowdown that gripped the markets in the third quarter subsided rather quickly, despite further declines in commodity markets. Stocks rebounded in the fourth quarter from their third quarter slump and rates across the curve began to climb in mid-November, as the market became more convinced that the Fed would move in December.

Yields on 90-day U.S. Treasury bills remained anchored right near zero until November and finished the year at 0.165%. Yields on 90-day commercial paper and Agency discount notes mirrored the move in Treasury bills in terms of direction, but the spread between commercial paper and Treasury bills grew as well.

What strategies and techniques did you employ that affected Fund performance?

The portfolio's performance continues to be driven by its strategy of investing in high-quality U.S. corporate commercial paper (rated at least A-1 by Standard & Poor's and at least P-1 by Moody's). This remains a sound alternative for investors seeking a high degree of safety and liquidity. Commercial paper yields started to move higher in the fourth quarter and currently offer yields in excess of Treasury bills averaging 0.20 to 0.30% above government agency discount notes and Treasury bills of similar maturities.

What industries or sectors did you emphasize during the past 12 months, and what is your outlook going forward?

We invested primarily in high quality U.S. corporate commercial paper (rated A-1 or higher by Standard & Poor's and P-1 or higher by Moody's) and high quality, short-dated asset-backed securities. We also invested in short-term discount notes issued primarily by government sponsored agencies Fannie Mae and Freddie Mac.

The Fed raised rates in December for the first time in nine years. It is very unusual to be entering such a late stage of the corporate credit cycle with the Fed just beginning to tighten monetary policy. We expect that this and other factors will continue to give the Fed's ongoing policy several 'fits and starts' as it tries to normalize interest rates. Despite the Fed's intent to normalize rates, the market is pushing back on the pace of further tightening. We side with the market and expect a slow and measured pace to further tightening, at least for 2016. The good news is that money-market rates have finally moved off of the "zero" level.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Investment in the SFT Advantus Money Market Fund is neither insured nor guaranteed by the U.S. Government or any other agency, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. Shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower. Effective May 1, 2012, the Board of Trustees of Securian Funds Trust approved a Restated Net Investment Income Maintenance Agreement among Securian Funds Trust (on behalf of SFT Advantus Money Market Fund), Advantus Capital and Securian Financial Services, Inc. (Securian Financial). A similar agreement was previously approved by the Board of Directors of Advantus Series Fund, Inc., the Trust's predecessor, effective October 29, 2009. Under such Agreement, Advantus Capital agrees to waive, reimburse or pay Money Market Fund expenses so that the Fund's daily net investment income does not fall below zero. Securian Financial may also waive its Rule 12b-1 fees. Advantus Capital and Securian Financial each has the option under the Agreement to recover the full amount waived, reimbursed or paid (the "Expense Waiver") on any day on which the Fund's net investment income exceeds zero. On any day, however, the Expense Waiver does not constitute an obligation of the Fund unless Advantus Capital or Securian Financial has expressly exercised its right to recover a specified portion of the Expense Waiver on that day, in which case such specified portion is then due and payable by the Fund. In addition, the right of Advantus Capital and/or Securian Financial to recover the Expense Waiver is subject to the following limitations: (1) if a repayment of the Expense Waiver by the Fund would cause the Fund's net investment income to fall below zero, such repayment is deferred until a date when repayment would not cause the Fund's net investment income to fall below zero; (2) the right to recover any portion of the Expense Waiver expires three years after the effective date of that portion of the Expense Waiver; and (3) any repayment of the Expense Waiver by the Fund cannot cause the Fund's expense ratio to exceed 1.25%. As of December 31, 2015, Advantus Capital and Securian Financial have collectively waived $4,098,400 pursuant to the Agreement, including expenses waived under the prior agreement with Advantus Series Fund, Inc., of which $1,971,625 was eligible for recovery as of such date. If Advantus Capital and Securian Financial exercise their rights to be paid such waived amounts, the Fund's future yield will be negatively affected for an indefinite period. The Agreement shall continue in effect following May 1, 2016, provided such continuance is specifically approved by Advantus Capital, Securian Financial, and a majority of the Trust's independent Trustees.

Performance Update

Christopher Sebald, CFA and David Land, CFA Portfolio Managers

The SFT Advantus Mortgage Securities Fund seeks a high level of current income consistent with prudent investment risk. The SFT Advantus Mortgage Securities Fund will invest primarily in mortgage-related securities. The risks incurred by investing in mortgage-related securities include, but are not limited to, reinvestment of prepaid loans at low rates of return, and the inability to reinvest at higher interest rates when mortgages are prepaid more slowly than expected. In addition, the net asset value of the SFT Advantus Mortgage Securities Fund may fluctuate in response to changes in interest rates and is not guaranteed.

SFT Advantus Mortgage Securities Fund

How did the Fund perform during the period?

The Fund's Class 2 shares generated a net return of 2.95 percent over the 12 months ended December 31, 2015, outperforming the Barclays U.S. Mortgage-Backed Securities Index which returned 1.51 percent over the same period.

What influenced the Fund's return during the past 12 months?

This year the Fed was front and center, entering 2015 with a desire to move the Fed Funds rate above zero. For most of the year, events wouldn't cooperate with the Fed. First, the European Central Bank (ECB) expanded its asset purchase program and stated its intention to carry out asset purchases until at least September. So if the Fed raised rates it would be out of sync with the ECB. Second, commodity prices fell for most of the year and the drop in crude oil was especially troubling for the markets. Many believed the fall in commodity prices indicated the global economy was slowing; therefore, to raise rates would potentially be out of sync with global growth. The Chinese economy certainly showed signs of slowing, and many economists lowered their estimates of global Gross Domestic Output (GDO) growth. Finally, CPI never really threatened to exceed the Fed's 2% target and inflation across the globe was low. Inflation expectations, as implied by the five-year Treasury Inflation Protected Securities (TIPS), remained at one of the lowest points since 2009, and credit spreads surged in the fourth quarter to levels at or near recession levels.

The labor market provided the most compelling case for a rate hike. The U.S. economy created jobs at a steady pace and the unemployment rate fell to 5%. The fear was further job gains could trigger a bout of wage inflation. Finally, for the first time in nearly ten years, the Fed hiked rates. Accordingly, rates across the yield curve were higher.

The Fund tended to mirror the duration of the benchmark, and rising rates were a drag on performance. The main driver of performance was recoveries on previously distressed securities.

What other market conditions or events influenced the Fund's return during the past 12 months?

Home prices continued to appreciate at a gradual pace and mortgage rates were stable. Mortgage origination volumes weren't daunting as new and existing home sales, while recovering, remain below historical averages. This was almost an ideal environment for agency mortgage-backed securities (MBS). Despite these tailwinds Agency MBS weren't immune to general market conditions. Corporate bond spreads moved wider throughout the year as investors began to worry about the possibility of a recession. MBS spreads moved wider in sympathy to the corporate market. The portfolio's MBS positions performed well and generated positive excess returns over duration matched Treasuries.

What strategies and techniques did you employ that specifically affected Fund performance?

The Fund continues to invest primarily in mortgage-backed securities (MBS) and to a lesser extent in asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS). The ABS and CMBS components provide the Fund with stable cash flows at attractive yields. Most ABS bonds are highly rated and enjoy broad sponsorship. Not surprisingly, ABS had a strong year posting positive returns relative to duration matched Treasuries. The CMBS sector didn't post positive excess returns relative to Treasuries. A steady supply of new issue CMBS bonds made it difficult for the sector to keep pace.

What industries or sectors did you emphasize during the past 12 months and what is your outlook going forward?

We are constructive on the outlook for the housing market and believe securitized products offer value. The supply of Agency MBS is unlikely to outpace the demand for high quality liquid MBS. The MBS market is likely to see limited supply because homeownership continues to hover at levels last seen in the 1990s. Though credit standards are easing we don't anticipate a major lift in homeownership rates in the near term. Ultimately, millennials will establish households but this is a longer demographic trend.

The interest rate environment appears to be favorable for mortgages. The rise in interest rates is likely to be gradual and halting because it is unclear whether the economy can sustain a prolonged rise in rates. If this environment plays out, a major refinance wave is unlikely which is a positive for the mortgage market.

Commercial real estate has strong fundamentals, yet our views on commercial real estate bonds remains mixed. Issuers keep bringing new issues to the market, and the underwriting standards, at the margin, suffer. However, spreads are attractive and the sector offers investors high quality liquid assets.

Ten Largest Holdings^

Security description	Market value	% of bond portfolio
Federal National Mortgage Association 3.500%, 01/01/42	$2,471,470	2.7%
Federal National Mortgage Association 3.500%, 06/01/45	2,078,373	2.3%
Federal Home Loan Mortgage Corporation 3.500%, 12/01/44	2,029,735	2.2%
Government National Mortgage Association 3.500%, 04/20/45	1,969,125	2.1%
Federal National Mortgage Association 4.000%, 10/01/43	1,787,047	1.9%
Federal Home Loan Mortgage Corporation 4.000%, 01/01/45	1,671,764	1.8%
Government National Mortgage Association, 3.000% 04/15/45	1,650,869	1.8%
Federal National Mortgage Association 3.000%, 01/01/46	1,600,015	1.7%
Government National Mortgage Association 3.500%, 03/20/45	1,572,090	1.7%
Federal Home Loan Mortgage Corporation 3.500%, 03/01/42	1,423,407	1.5%
	$18,253,895	19.7%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The Barclays U.S. Mortgage-Backed Securities Index is an unmanaged benchmark composite which includes all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA).

Asset Quality (shown as a percentage of investments)
(Unaudited)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Advantus Mortgage Securities Fund,
Barclay's U.S. Mortgage-Backed Securities Index, and Consumer Price Index

On the chart above you can see how the SFT Advantus Mortgage Securities Fund's Class 2 shares total return compared to the Barclays U.S. Mortgage-Backed Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2005 through December 31, 2015, assuming reinvestment of distributions, if any.

Performance Update

Matthew Richmond and Lowell Bolken, CFA Portfolio Managers

The SFT Advantus Real Estate Securities Fund seeks above-average income and long-term growth of capital. The Fund intends to pursue its objective by investing primarily in equity securities of companies in the real estate industry. Investment risks associated with investing in the SFT Advantus Real Estate Securities Fund, in addition to other risks, include rental income fluctuations, depreciation, property tax value changes, and differences in real estate market value.

SFT Advantus Real Estate Securities Fund

How did the Fund perform during the period?

The Fund's Class 2 shares generated a total net return of 4.99 percent over the 12 months ending December 31, 2015, outperforming the Wilshire U.S. Real Estate Securities Index, which returned 4.81 percent over the same period. The Fund's Class 2 shares finished in the top decile of peers.

What influenced the Fund's return during the past 12 months?

While real estate stocks delivered positive returns in 2015, outpacing many broader equity indices such as the S&P 500, the path to those returns was anything but smooth. Fears of rising interest rates, and their impact on all asset valuations; slow, uninspiring GDP growth; dramatic geopolitical events including increased terrorism; and widespread uncertainty around the policy actions of the U.S. Federal Reserve were each headwinds for the equity markets. The sector spent much of the year in negative territory before rallying in the fourth quarter to finish in the green.

U.S. commercial real estate conditions improved steadily throughout the year. Occupancies and rental rates across all major property types improved, and reached record levels in apartments and self-storage facilities. There continued to be limited new construction activity taking place, and in instances where construction appears to be heating up, demand has been robust enough to absorb the new supply. Thus, the fundamental backdrop for the sector is quite stable, potentially allowing for a longer-than-average recovery cycle.

What other market conditions or events influenced the Fund's performance during the past 12 months?

The Portfolio was positioned to potentially benefit from improvement in Gross Domestic Product and employment, a stable interest rate environment, and healthy overall U.S. capital markets. The Portfolio focused the majority of its holdings in mid- and large-capitalization companies with a bias toward major urban, coastal and sun-belt markets.

What strategies and techniques did you employ that affected Fund performance?

A common theme among individual holdings within the Portfolio were companies we believe own well-located, high-quality properties; feature stable balance sheets; are exhibiting improving property fundamentals; and have above-average cash-flow growth prospects. From a property-type perspective, the Portfolio held specific concentrations in owners of apartments, warehouses, urban-centric office buildings, and self-storage facilities.

What industries or sectors did you emphasize during the past 12 months, and what is your outlook going forward?

Favorable stock selection within owners of self-storage, healthcare facilities, multi-family communities, and regional malls each contributed significantly to relative performance. Overweightings within self-storage and apartments, each of which are experiencing tremendous demand and rental rate growth, were among the most significant contributors. Meanwhile, a decision to underweight owners of healthcare facilities, whose returns were muted by fears of rising interest rates and a broadly changing healthcare reimbursement landscape, also contributed positively. Finally, stock selection within regional malls was also favorable to relative returns. Avoidance of underperforming, low quality regional mall owners (whose returns considerably lagged the index) was a key contributor within the mall category. An underweighting to owners of data center facilities was the primary detractor from the Fund's index-relative performance.

The commercial real estate market is quite healthy, with occupancies and rental rates across all major property types showing steady improvement. Indeed, several property sectors are at or near record high occupancy. Meanwhile there is limited new construction taking place, which should allow landlords to command higher rental rates in the coming year. In that environment, 2016 should provide another year of impressive cash flow growth for REITs. We currently forecast cash flow growth of six to 8% across the sector, with similar levels of dividend growth.

Absent a dramatic slowdown in economic growth, we think companies who own shorter lease duration assets such as apartments, industrial, and self-storage facilities will be able to more quickly reset rental rates to current market levels than owners of other property types. We also believe that an improving labor market will provide support for consumer spending patterns and result in higher occupancies at community shopping centers. However, the sustainability of U.S. economic growth has been recently questioned; particularly amidst the backdrop of weak global growth. Should growth forecasts begin to wane, or employment gains begin to moderate, landlord pricing power will likely moderate and necessitate a more defensive portfolio strategy.

Upward volatility in the 10-Year Treasury yield continues to represent a risk to REIT performance. Beginning with the May, 2013 "Taper Tantrum", REIT share prices have recently shown a much higher correlation with 10-Year Treasury yield movements than has normally been the case. Historically the relationship has been modest, at best. While mindful of present conditions, we have long believed REIT returns over time are influenced primarily by underlying economic and real estate operating conditions rather than by prevailing interest rate levels or movements.

In today's ultra-low-rate environment, many investment alternatives (not just REITs) have become more highly correlated to interest rate movements. Thus, as we look toward the Fed's exit from zero interest rate policy, it will be important to consider the influence any policy shift has on longer-dated Treasury yields. We continue to believe that the long end of the curve will remain near recent levels for an extended period of time. In that situation, we believe a macro environment of slow growth with stable, low interest rates will continue to provide a favorable backdrop for commercial real estate.

Ten Largest Holdings^

Security description	Shares	Market value	% of stock portfolio
Simon Property Group, Inc.	75,179	$14,617,805	9.8%
Public Storage	35,600	8,818,120	5.9%
Equity Residential	95,500	7,791,845	5.2%
AvalonBay Communities, Inc.	36,926	6,799,184	4.6%
Essex Property Trust, Inc.	27,716	6,635,488	4.5%
ProLogis, Inc.	143,581	6,162,496	4.1%
Boston Properties, Inc.	45,583	5,813,656	3.9%
Vornado Realty Trust	57,186	5,716,312	3.8%
Welltower, Inc.	78,900	5,367,567	3.6%
SL Green Realty Corp.	40,571	4,583,712	3.1%
		$72,306,185	48.5%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Advantus Real Estate Securities Fund,
Wilshire US Real Estate Securities Index, and Consumer Price Index

On the chart above you can see how the SFT Advantus Real Estate Securities Fund's Class 2 shares total return compared to the Wilshire US Real Estate Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2005 through December 31, 2015, assuming reinvestment of distributions, if any.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The Wilshire US Real Estate Securities Index is a market capitalization-weighted index of equity securities whose primary business is equity ownership of commercial real estate (REITs).

Performance Update

Daniel P. Becker, CFA and Philip J. Sanders, CFA Portfolio Managers Waddell & Reed Investment Management Company

The SFT IvySM Growth Fund seeks to provide growth of capital. The Fund pursues its objective by investing primarily in a diversified portfolio of common stocks issued by large capitalization companies. While Advantus Capital Management, Inc. acts as the investment adviser for the Fund, Waddell & Reed Investment Management Company (WRIMCO) provides investment advice to the Fund under a sub-advisory agreement. The risks incurred by investing in the Fund include, but are not limited to, the risk of declines in the market for large cap stocks or in the equity markets generally.

SFT IvySM Growth Fund

How did the Fund perform during the period?

The Fund's Class 2 shares generated a total net return of 6.74 percent over the 12 months ending December 31, 2015, outperforming the Russell 1000® Growth Index, which returned 5.67 percent over the same period.

What influenced the Fund's return during the past 12 months?

Over the course of the 12-month period, there were periods of significant volatility and wide disparities in the performance of various sectors as collapsing commodity prices, currency volatility and global growth concerns dominated the market narrative. Through it all, however, both the S&P 500® Index and the Russell 1000® Growth Index have now generated a positive total return for 12 of the past 13 years despite a seemingly endless headwind of economic, social and geopolitical worries. For the 12-month period, growth stocks generally outperformed value stocks and large capitalization companies generally outperformed smaller capitalization companies.

What other market conditions or events influenced the Fund's return during the last 12 months?

The year marked the 10th consecutive year of sub 3% real gross domestic product (GDP) growth for the U.S. economy, highlighting the slow-growth nature of the economic expansion we have been writing about for several years now. Given the dramatic decline in oil and other commodity prices, there is a much more diverse profit outlook across sectors than we typically observe. This dynamic, combined with weak growth in international economies and the lack of inflationary pressures, has contributed to ongoing uncertainty regarding the monetary policies of the world's central banks. The U.S. Federal Reserve did raise interest rates for the first time in nearly ten years, but we expect the path toward normalization to be long and gradual. Generally speaking, structural growth companies whose revenues and profits are more immune to short-term fluctuations in the economy or global events continue to perform relatively well in this environment. Conversely, those companies whose fortunes are tied to the level of economic activity and/or the distressed energy and commodity complex continue to be challenged. This backdrop clearly favored growth over value and was a tailwind to the Fund's style of investing. In fact, the Russell 1000® Growth Index outperformed the Russell 1000® Value Index by 9.5%, the widest performance spread since 2008. (The growth index ended the year at 5.67% while the value index declined 3.83%.)

What strategies and techniques did you employ that affected Fund performance?

Current Fund construction is focused on structurally-advantaged companies that can drive genuine sales and profitability growth without the benefits of strong economic tailwinds. Most of the companies with the characteristics we favor currently reside in the health care, technology and consumer discretionary sectors. Over the past couple of quarters, we have reduced our energy and industrials exposure amid weakening end markets and unfavorable currency headwinds. Even in this uncertain economic environment, we remain underweighted in traditionally defensive consumer staples stocks due to their relatively rich valuations and limited growth prospects. Companies implementing shareholder-friendly capital return strategies (share buybacks and dividends) also remain an area of emphasis.

What industries or sectors did you emphasize during the period, and what is your outlook going forward?

The Fund's investment process has remained steadfast and consistent over time—focusing on companies with structurally-advantaged business models that we believe can generate superior levels of profitability and growth over the long term. Two primary areas of emphasis for the portfolio over the past year were the consumer discretionary and technology sectors, and both sectors proved beneficial to performance.

Particular standouts within our consumer holdings were market share gainers that can adapt and prosper even in the current sluggish environment. On the technology front, are companies that are benefiting from strong secular demand and/or very disruptive business models that are capturing disproportionately large shares of the profitability in their respective markets.

Notable detractors to performance over the 12-month period included several health care holdings as well as more economically sensitive positions. Portfolio repositioning during the period focused on further reducing our industrials and energy holdings amid weakening end markets and unfavorable currency headwinds, with most of the proceeds being reinvested in the technology sector.

As 2016 begins, global macroeconomic concerns remain an overhang and "divergence" remains a key theme—divergence in terms of economic growth rates, central bank policies, sector profitability levels and currency movements. At the forefront is the severe price decline in oil and other global commodities, which continues to put significant pressure on many parts of the energy, materials and industrials sectors. Revenues, margins and profits across a wide cross section of these companies have been, and will continue to be, negatively impacted. This situation is not likely to be resolved any time soon and has been exacerbated by the slowdown in China and other emerging market economies. A large amount of capital was raised in recent years to fund expansion of oil and commodity infrastructure, both here and abroad. The precipitous drop in commodity prices has made much of this debt burden unbearable and raised concerns about default risks, as evidenced by widening credit spreads across the sector. While lower oil/commodity prices will ultimately help many areas of the consumer economy, as well as manufacturing companies with high raw materials costs, the benefits usually come with a lag. In the meantime, there is a full-blown profit recession in a meaningful part of the U.S. economy. We still believe, however, ongoing strength in the housing, auto and labor markets should be enough to offset this weakness and allow the economy to expand, albeit at a relatively slow and uneven pace.

Despite the challenging global macroeconomic environment, we continue to see pockets of strength in select areas of the health care, consumer and technology sectors—fertile hunting ground for growth investors. While growth stocks have enjoyed a favorable performance run recently, we do not think we will see an imminent end to this trend. Inevitably, there will be occasional rotations away from recent winners into laggards, but we see the current slow-growth environment as very supportive of growth style investing. Recently, much has been written about the "narrowness" of the equity markets. While this is somewhat true, it is also not unusual at this point in the economic cycle. It is also true that stocks of companies that can consistently grow profits tend to appreciate over time, and while this has become more challenging, we continue to see attractive opportunities. Currently, the investment backdrop remains extremely complex and prone to bouts of volatility, but this is not new to us. We remain confident that our long-standing investment process of seeking companies with structurally-advantaged business models operating in vast growing markets will continue to prove successful over time.

'Ivy' is the registered service mark of Ivy Funds Distributor, Inc., an affiliate of the Waddell & Reed Investment Management Company, the Fund's sub-adviser.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Ten Largest Holdings^

Security description	Shares	Market value	% of stock portfolio
Mastercard, Inc.—Class A	215,400	$20,971,344	4.4%
Visa, Inc.—Class A	263,900	20,465,445	4.3%
The Home Depot, Inc.	154,100	20,379,725	4.3%
Amazon.com, Inc.	28,300	19,127,687	4.0%
Celgene Corp.	155,200	18,586,752	3.9%
Allergan PLC	57,984	18,120,000	3.8%
Facebook, Inc.—Class A	161,000	16,850,260	3.6%
Apple, Inc.	155,921	16,412,244	3.5%
Microsoft Corp.	272,400	15,112,752	3.2%
Alphabet, Inc.—Class A	18,300	14,237,583	3.0%
		$180,263,792	38.0%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT IvySM Growth Fund,
the Russell 1000 Growth Index, and Consumer Price Index

On the chart above you can see how the SFT IvySM Growth Fund's shares total return compared to the Russell 1000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on May 1, 2014 through December 31, 2015, assuming reinvestment of distributions, if any.

Performance Update

Gilbert Scott, CFA
Portfolio Manager Waddell & Reed Investment Management Company

The SFT IvySM Small Cap Growth Fund seeks to provide growth of capital. The Fund pursues its objective by investing primarily in a diversified portfolio of common stocks issued by small capitalization companies. While Advantus Capital Management, Inc. acts as the investment adviser for the Fund, Waddell & Reed Investment Management Company (WRIMCO) provides investment advice to the Fund under a sub-advisory agreement. The risks incurred by investing in the Fund include, but are not limited to, the risk of declines in the market for small cap stocks or in the equity markets generally.

SFT IvySM Small Cap Growth Fund

How did the Fund perform during the period?

The Fund's shares generated a total net return of -3.66 percent over the 12 months ending December 31, 2015, underperforming the Russell 2000® Growth Index which returned -1.38 percent over the same period.

What influenced the Fund's return during the past 12 months?

Relative performance within the health care and financials sectors were the primary detractors to Fund performance for the year versus the Russell 2000® Growth Index. Stock selections within consumer discretionary also detracted. The fourth quarter of the year proved to be a very challenging environment for the Fund as much of the underperformance occurred during this time. Fund performance gains from technology and industrials securities could not offset the weaknesses in health care, financials and consumer discretionary. A lack of ownership in biotechnology undermined performance and semi-conductors continued to be a headwind (approximately 160 basis points). Several large positions came under severe pressure due to revising down growth estimates. In addition, a conscious decision to increase consumer exposure proved early and selection was not good.

Software was a positive contributor to performance as the industry overweight and selection were very strong. Stock selection in the industrials sector was driven by lighting and machinery more broadly with companies that have durable business models. The Fund realized a nice gain when one holding was acquired by a worldwide online payment system vendor at a 20% premium.

What other market conditions or events influenced the Fund's return during the past 12 months?

Several economic themes were prominent over the course of the year and influenced performance of the stock and bond markets during the period. These included obsession over when/if the Federal Reserve (Fed) would raise interest rates and the slope of any future rates; concern about the strength of the Chinese economy, its currency and volatility of its market; the intertwined relationship between the price of oil, the U.S. dollar, commodities and emerging market economies; generally, better conditions for the U.S consumer with employment, wages and housing showing improvement; later in the year, stress in the high-yield market, especially energy, captured headlines; and lastly and not surprisingly, the cyclical sectors performed poorly. Utilities, health care and technology were standout strong performance sectors for the benchmark.

What strategies and techniques did you employ that affected Fund performance?

During 2015, direct and indirect energy exposure was sold down materially, and consumer discretionary exposure was increased due to improving health of the U.S. consumer. The Fund realized profits from several long-term holdings where performance has been very strong. We purchased additional shares of several securities where stock came under pressure, but the investment thesis retained integrity. We sold securities where management actions were inconsistent with the Fund's investment thesis.

Broadly, the Fund maintains its high-quality heritage with a bias to stronger revenue growth.

What industries or sectors did you emphasize during the period, and what is your outlook going forward?

While it appears that the Fed has embarked on a cycle of raising interest rates, the magnitude and pace of future rate increases remains a debate. Additionally, China's efforts to stabilize its economy are important factors impacting the volatility in commodities and global disinflation.

High-yield debt has experienced diminishing liquidity and an increase in defaults is causing an effective tightening in some parts of the credit markets. In this uncertain environment, we remain committed to our philosophy of concentrating ownership among high conviction, quality stocks and believe this approach, over time, will continue to yield sustained outperformance of the portfolio. We will continue to closely monitor wage growth and job creation velocity, loan growth and credit conditions, inflation expectations and corporate profit margins.

Looking forward, we continue to expect slowing growth globally into 2016 and for volatility to remain elevated.

Ten Largest Holdings^

Security description	Shares	Market value	% of stock portfolio
PRA Group, Inc.	193,515	$6,713,035	4.6%
The Middleby Corp.	60,600	6,536,922	4.5%
The Toro Co.	83,700	6,115,959	4.2%
Carter's, Inc.	64,969	5,784,190	4.0%
Veeva Systems, Inc.—Class A	198,900	5,738,265	3.9%
Five Below, Inc.	174,200	5,591,820	3.8%
ExamWorks Group, Inc.	201,500	5,359,900	3.7%
LDR Holding Corp.	192,800	4,841,208	3.3%
Woodward Inc.	89,200	4,429,672	3.0%
Syntel, Inc.	97,800	4,425,450	3.0%
		$55,536,421	38.0%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT IvySM Small Cap Growth Fund,
the Russell 2000 Growth Index, and Consumer Price Index

On the chart above you can see how the SFT IvySM Small Cap Growth Fund's shares total return compared to the Russell 2000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on May 1, 2014 through December 31, 2015, assuming reinvestment of distributions, if any.

'Ivy' is the registered service mark of Ivy Funds Distributor, Inc., an affiliate of the Waddell & Reed Investment Management Company, the Fund's sub-adviser.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The index is broad-based, comprised of 2,000 of the smallest U.S.-domiciled company common stocks based on total market capitalization.

Performance Update

Chandler Willett Portfolio Manager FIAM, LLC

The SFT Pyramis® Core Equity Fund seeks long-term capital appreciation. The Fund pursues its objective by investing primarily in a diversified portfolio of common stocks. While Advantus Capital Management, Inc. acts as the investment adviser for the Fund, FIAM, LLC (formerly Pyramis Global Advisers, LLC) (Pyramis) provides investment advice to the Fund under a sub-advisory agreement. Risks associated with investing in the Fund include, but are not limited to, issuer-specific market volatility and risk of declines in the equity markets generally.

Pyramis is a registered service mark of FMR LLC. Used with permission.

SFT Pyramis® Core Equity Fund

How did the Fund perform during the period?

The Fund's Class 2 shares generated a total net return of 0.76 percent over the 12 months ending December 31, 2015, underperforming the S&P 500® Index, which returned 1.38 percent over the same period.

What influenced the Fund's return during the past 12 months?

The Consumer Staples and Information Technology sectors contributed to relative performance, while the Utilities and Industrials sectors detracted from relative performance.

What other market conditions or events influenced the Fund's return during the past 12 months?

Market volatility returned to slightly more normalized levels during the fourth quarter after having spiked during the latter stages of the third-quarter. On the economic front, the U.S. economy continued to show modestly positive growth on average for the year, but concerns regarding a possible global growth slowdown, fueled largely by China and Fed rate concerns, dampened the economic picture materially throughout the fourth quarter.

What strategies and techniques did you employ that affected Fund performance?

The overweight positions in Consumer Staples and Technology sectors and two pharmaceutical companies contributed the most to relative portfolio performance. Detractors to performance included an overweight holding in Utilities and Industrials, being underweight in a large technology company, an underweight in a healthcare company, and not holding a position in a large industrial conglomerate.

What industries or sectors did you emphasize during the past 12 months, and what is your outlook going forward?

Looking ahead, we continue to expect a number of factors to influence the global economy and equity market volatility in 2016. Namely, the rate of growth in the U.S. and abroad (particularly in China), the employment environment in the U.S., ongoing geopolitical issues, and the actions of leading central-bank policymakers will continue to dominate the headlines and influence the markets. We will be closely monitoring these and other headlines as we enter 2016.

Against this backdrop, our Global Sector Leaders continue to focus on uncovering attractive investment ideas by applying bottom-up, fundamental research to their respective sectors. The Global Sector Leaders remain consistent in their security selection and portfolio construction processes, as they seek to build concentrated sector portfolios comprised of our best ideas.

Ten Largest Holdings^

Security description	Shares	Market value	% of stock portfolio
Alphabet, Inc.—Class A	6,640	$5,165,987	4.1%
Apple, Inc.	36,210	3,811,465	3.0%
Occidental Petroleum Corp.	46,820	3,165,500	2.5%
Facebook, Inc.—Class A	29,440	3,081,190	2.4%
Citigroup, Inc.	56,200	2,908,350	2.3%
Amazon.com, Inc.	3,690	2,494,034	2.0%
Schlumberger, Ltd.	34,290	2,391,727	1.9%
Danaher Corp.	25,610	2,378,657	1.9%
The Boeing Co.	15,840	2,290,305	1.8%
Oracle Corp.	62,300	2,275,819	1.8%
		$29,963,034	23.7%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Pyramis® Core Equity Fund,
S&P 500® Index, and Consumer Price Index

On the chart above you can see how the SFT Pyramis® Core Equity Fund's Class 2 shares total return compared to the S&P 500 Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on May 1, 2014 through December 31, 2015, assuming reinvestment of distributions, if any.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

Performance Update

Mark Finn, CFA, CPA Portfolio Manager T. Rowe Price

The SFT T. Rowe Price Value Fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective. The Fund pursues its objective by taking a value approach to investment selection. Holdings consist primarily of large cap stocks, but may also include stocks of mid-cap and small-cap companies. While Advantus Capital Management, Inc. acts as the investment adviser for the Fund, T. Rowe Price Associates, Inc. (T. Rowe Price) provides investment advice to the Fund under a sub-advisory agreement. The Fund's value approach to investing carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced at a low level.

SFT T. Rowe Price Value Fund

How did the fund perform during the period?

The Fund's shares generated a total net return of -2.02 percent over the 12 months ending December 31, 2015, underperforming the S&P 500® Index, which returned 1.38 percent over the same period.

What influenced the fund's return during the past 12 months?

Broadly speaking, stock selection and sector allocation both detracted from relative results.

What other market conditions or events influenced the fund's return during the last 12 months?

Major U.S. stock indexes were narrowly mixed in 2015. In the first part of the year, equities benefited from steady economic and employment growth; generally favorable corporate earnings outside of the energy sector, which has been hammered by plummeting oil prices since mid-2014; increased merger activity; and aggressive stimulus measures by central banks in Europe and Asia. Large-cap U.S. indexes reached their highest levels of the year in May, while smaller-cap benchmarks peaked about one month later. During the summer, global equities fell sharply in response to a plunge in Chinese stocks, which stemmed from its decelerating economy and uncertainty regarding China's policy responses, including a small but unexpected August currency devaluation. In fact, large-cap U.S. indexes experienced their first "correction," typically defined as a drop of at least 10% from their highs, in the last four years. While emerging markets stocks generally remained weak in the final months of the year, equity markets in developed countries rebounded amid hopes for additional stimulus measures in Europe and Asia—though central bank actions were ultimately less aggressive than many hoped they would be. After much anticipation, the Federal Reserve raised its fed funds target rate range from 0.25% to 0.50% on December 16, 2015.

What strategies and techniques did you employ that affected fund performance?

The largest source of underperformance relative to the benchmark was information technology, where stock selection detracted and an underweight allocation further hindered results. Our underweight position to the consumer discretionary sector detracted from relative performance during the year, and stock selection also weighed on results.

Despite a detracting underweight, stock selection in consumer staples overcame to boost relative results. Our underweight position to the energy sector also contributed to relative performance during the year. Health care was the biggest relative contributor. Our overweight position to the sector provided a boost, and our stock choices added value as well.

This Fund did not hold derivatives for the time period 12/31/2014 through 12/31/2015.

What industries or sectors did you emphasize during the fiscal year, and what is your outlook going forward?

The S&P 500® Index ended 2015 up 1.8%, including dividends, its smallest return since 2008. Given that the annual advance follows six straight years of gains for the index, we are not surprised that the U.S. bull market lost momentum last year. Market volatility picked up near year-end amid worries about China's slowdown, commodities weakness, and uncertainty about when the Federal Reserve would increase interest rates. Wage growth has lately picked up after barely budging for most of the economic recovery, and unemployment declined steadily in 2015. However, the collapse in oil and other commodities has spurred recession-like conditions for many companies in the energy and industrials sectors. The effects of the Fed's December 16 rate hike, its first in nearly ten years, could dampen U.S. economic growth. Our expectations for the economy and stock market are subdued for 2016 as we anticipate potentially weaker growth and heightened volatility, which should provide us with more opportunities to buy stocks at cheaper prices.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

Ten Largest Holdings^

Security description	Shares	Market value	% of stock portfolio
General Electric Co.	303,100	$9,441,565	4.6%
Pfizer, Inc.	271,300	8,757,564	4.2%
Tyson Foods, Inc.—Class A	118,400	6,314,272	3.1%
Citigroup, Inc.	120,000	6,210,000	3.0%
MetLife, Inc.	122,200	5,891,262	2.8%
Microsoft Corp.	103,500	5,742,180	2.8%
JPMorgan Chase & Co.	84,100	5,553,123	2.7%
Morgan Stanley	152,000	4,835,120	2.3%
The Boeing Co.	32,700	4,728,093	2.3%
Philip Morris International, Inc.	50,800	4,465,828	2.2%
		$61,939,007	30.0%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT T. Rowe Price Value Fund,
S&P 500® Index, and Consumer Price Index

On the chart above you can see how the SFT T. Rowe Price Value's shares total return compared to the S&P 500 Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on May 1, 2014 through December 31, 2015, assuming reinvestment of distributions, if any.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Securian Funds Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of SFT Advantus Bond Fund, SFT Advantus Index 400 Mid-Cap Fund, SFT Advantus Index 500 Fund, SFT Advantus International Bond Fund, SFT Advantus Managed Volatility Fund, SFT Advantus Money Market Fund, SFT Advantus Mortgage Securities Fund, SFT Advantus Real Estate Securities Fund, SFT Ivy Growth Fund, SFT Ivy Small Cap Growth Fund, SFT Pyramis Core Equity Fund, and SFT T. Rowe Price Value Fund (collectively with the Fund noted below, the Funds), each a series of the Securian Funds Trust, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, and the statement of assets and liabilities, including the schedule of investments in securities, of SFT Advantus Managed Volatility Equity Fund (collectively with those Funds noted above, the Funds), a Series of the Securian Funds Trust, as of December 31, 2015, and the related statements of operations, changes in net assets and financial highlights for the period from November 18, 2015 (commencement of operations) to December 31, 2015. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2015, the results of their operations, the changes in their net assets, and the financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

  KPMG LLP

Minneapolis, Minnesota
February 23, 2016

SFT Advantus Bond Fund
Investments in Securities

December 31, 2015

(Percentages of each investment category relate to total net assets)

	Principal	Value(a)
Long-Term Debt Securities (101.0%)
Government Obligations (52.3%)
Other Government Obligations (1.6%)
Provincial or Local Government Obligations (1.6%)
County of Sarasota FL, 7.016%, 10/01/40	$515,000	$600,459
Douglas County Public Utility District No. 1, 5.450%, 09/01/40	1,185,000	1,346,421
Port Authority of New York & New Jersey 4.458%, 10/01/62	1,150,000	1,105,230
4.926%, 10/01/51	3,055,000	3,284,492
		6,336,602
U.S. Government Agencies and Obligations (50.7%)
Export-Import Bank of the United States (1.1%)
Helios Leasing I LLC, 2.018%, 05/29/24	717,976	708,761
Tagua Leasing LLC 1.732%, 09/18/24	750,650	730,092
1.900%, 07/12/24	646,047	634,671
Ulani MSN 37894, 2.184%, 12/20/24	1,698,261	1,685,064
Union 13 Leasing LLC, 1.870%, 06/28/24	571,006	559,507
		4,318,095
Federal Farm Credit Bank (0.5%)
Federal Farm Credit Bank, 2.990%, 02/04/28	2,000,000	1,918,564
Federal Home Loan Mortgage Corporation (FHLMC) (7.4%)
2.072%, 08/25/24 (b)	674,727	677,687
2.500%, 03/01/28	714,589	726,577
2.622%, 09/25/24 (b)	1,000,000	989,327
3.000%, 08/01/42	696,190	696,661
3.000%, 04/01/43	1,238,534	1,239,371
3.500%, 10/01/25	362,591	381,182
3.500%, 08/01/42	741,936	766,061
3.500%, 05/25/45	1,849,072	1,868,256
4.000%, 02/01/20	796,872	829,424
4.000%, 09/01/40	668,542	711,192
4.000%, 10/01/40	716,345	762,126
4.000%, 11/01/40	2,538,304	2,707,719
4.000%, 02/01/41	573,027	609,078
4.000%, 08/01/41	814,196	863,921
4.000%, 07/01/42	705,251	747,209
4.500%, 01/01/41	993,732	1,072,420
4.500%, 02/01/41	755,375	816,837
4.500%, 03/01/41	922,141	1,001,354
4.500%, 04/01/41	997,673	1,091,621
5.000%, 04/01/35	188,040	205,894
5.000%, 08/01/35	68,855	75,684
5.000%, 11/01/35	167,371	183,445
5.000%, 11/01/39	593,727	662,364
5.000%, 03/01/40	2,994,293	3,340,941
	Principal	Value(a)
5.000%, 04/01/40	$528,425	$582,224
5.000%, 08/01/40	321,044	352,549
5.500%, 12/01/17	32,855	33,715
5.500%, 06/01/20	74,893	78,431
5.500%, 10/01/20	155,938	166,786
5.500%, 11/01/23	161,387	178,298
5.500%, 05/01/34	1,070,154	1,213,563
5.500%, 10/01/34	422,337	475,980
5.500%, 07/01/35	525,205	582,834
5.500%, 10/01/35	487,044	549,339
5.500%, 12/01/38	361,781	405,310
6.000%, 11/01/33	432,859	494,088
6.500%, 09/01/32	80,787	92,978
6.500%, 06/01/36	421,886	480,468
7.000%, 12/01/37	161,909	183,548
		28,896,462
Federal National Mortgage Association (FNMA) (19.1%)
1.372%, 05/25/24 (b)	524,979	521,863
2.500%, 11/01/27	695,162	697,784
2.500%, 07/01/28	831,303	843,919
2.500%, 01/01/31 (c)	340,000	342,688
3.000%, 06/01/22	414,330	427,472
3.000%, 11/01/27	145,729	150,902
3.000%, 01/01/31 (c)	245,000	252,385
3.000%, 03/01/42	688,044	690,709
3.000%, 04/01/43	812,947	814,740
3.000%, 05/01/43	1,639,990	1,643,540
3.000%, 06/01/43	398,828	399,705
3.000%, 09/01/43	1,391,410	1,394,206
3.000%, 01/01/46 (c)	4,000,000	4,000,036
3.500%, 11/01/25	456,305	480,682
3.500%, 01/01/26	464,061	488,778
3.500%, 01/01/31 (c)	1,135,000	1,188,603
3.500%, 11/01/40	591,445	612,547
3.500%, 01/01/41	550,124	569,238
3.500%, 02/01/41	353,164	366,738
3.500%, 04/01/41	612,795	634,085
3.500%, 11/01/41	3,246,158	3,360,663
3.500%, 01/01/42	1,593,095	1,647,646
3.500%, 08/01/42	2,259,366	2,337,770
3.500%, 01/01/43	524,222	542,147
3.500%, 03/01/43	1,922,684	1,991,102
3.500%, 05/01/43	1,594,139	1,652,141
3.500%, 05/01/45	1,496,397	1,545,007
3.500%, 01/01/46 (c)	9,450,000	9,749,784
4.000%, 04/01/41	1,821,302	1,941,136
4.000%, 08/01/41	660,616	700,894
4.000%, 09/01/41	1,054,777	1,122,946
4.000%, 08/01/44	597,006	634,894
4.000%, 01/01/46 (c)	10,350,000	10,952,079
4.500%, 05/01/35	254,714	275,930
4.500%, 07/01/35	695,000	753,553
4.500%, 06/01/39	385,586	419,551
4.500%, 04/01/41	2,484,947	2,719,706
4.500%, 07/01/41	2,403,892	2,604,301
5.000%, 05/01/18	16,109	16,727
5.000%, 06/01/18	34,791	36,143
5.000%, 07/01/18	77,284	80,525
5.000%, 07/01/23	155,548	171,081
5.000%, 11/01/33	85,476	94,397

See accompanying notes to financial statements.

SFT Advantus Bond Fund
Investments in Securities – continued

	Principal	Value(a)
5.000%, 05/01/34	$30,593	$33,778
5.000%, 12/01/34	393,303	435,038
5.000%, 04/01/35	97,003	107,124
5.000%, 08/01/35	115,355	127,231
5.000%, 04/01/38	317,694	357,136
5.000%, 12/01/39	439,219	495,230
5.000%, 04/01/41	548,676	616,794
5.500%, 09/01/17	9,676	9,880
5.500%, 02/01/18	40,046	41,386
5.500%, 03/01/18	73,069	75,463
5.500%, 04/01/33	527,369	599,173
5.500%, 12/01/33	155,472	176,527
5.500%, 01/01/34	221,169	248,910
5.500%, 02/01/34	233,396	265,107
5.500%, 03/01/34	452,876	516,745
5.500%, 04/01/34	235,975	265,115
5.500%, 09/01/34	83,246	93,938
5.500%, 02/01/35	280,337	316,896
5.500%, 04/01/35	449,251	502,975
5.500%, 06/01/35	67,531	75,803
5.500%, 08/01/35	219,962	246,186
5.500%, 10/01/35	561,711	641,730
5.500%, 11/01/35	155,825	175,338
5.500%, 12/01/35	121,465	136,805
5.500%, 12/01/39	194,651	219,239
6.000%, 09/01/17	50,654	51,872
6.000%, 08/01/23	123,862	135,075
6.000%, 10/01/32	428,784	490,392
6.000%, 11/01/32	325,256	374,047
6.000%, 03/01/33	477,180	548,822
6.000%, 04/01/33	33,049	37,301
6.000%, 12/01/33	164,714	187,979
6.000%, 01/01/36	111,002	126,427
6.000%, 08/01/37	74,068	84,207
6.000%, 09/01/37	178,815	204,697
6.000%, 10/01/38	303,769	349,148
6.000%, 12/01/38	205,945	234,810
6.000%, 06/01/40	85,669	96,854
6.500%, 12/01/31	113,189	131,939
6.500%, 02/01/32	40,546	47,474
6.500%, 04/01/32	175,098	203,883
6.500%, 05/01/32	56,089	64,843
6.500%, 07/01/32	142,879	167,274
6.500%, 08/01/32	217,425	252,991
6.500%, 09/01/32	137,628	161,040
6.500%, 10/01/32	198,560	233,160
6.500%, 11/01/37	143,001	163,428
7.000%, 07/01/31	113,049	135,065
7.000%, 09/01/31	213,507	253,407
7.000%, 11/01/31	315,816	367,162
7.000%, 02/01/32	49,945	57,315
7.000%, 03/01/32	32,165	36,747
7.000%, 07/01/32	89,313	101,855
7.500%, 04/01/31	173,865	199,435
7.500%, 05/01/31	31,090	33,547
		74,182,486
Government National Mortgage Association (GNMA) (2.9%)
0.008%, 06/17/45 (b) (d)	520,291	5
3.000%, 03/15/45	1,477,889	1,498,227
3.000%, 03/20/45	1,475,198	1,497,209
3.000%, 04/15/45	1,940,119	1,966,818
	Principal	Value(a)
3.000%, 01/01/46 (c)	$1,000,000	$1,013,555
3.250%, 11/20/35	428,871	439,659
3.500%, 10/20/43	1,109,963	1,159,754
3.500%, 02/20/45	854,970	892,582
3.500%, 03/20/45	915,962	956,256
5.000%, 12/15/39	42,702	47,933
5.000%, 01/15/40	739,710	815,526
5.500%, 07/15/38	347,553	395,735
5.500%, 10/15/38	434,363	496,511
8.500%, 10/15/22	14,341	14,546
		11,194,316
U.S. Treasury (19.7%)
U.S. Treasury Bond 2.875%, 08/15/45	19,475,000	18,914,334
5.375%, 02/15/31 (e)	5,115,000	6,936,221
U.S. Treasury Note 0.625%, 09/30/17	645,000	640,540
0.875%, 10/15/18	10,000	9,890
1.375%, 10/31/20	10,720,000	10,530,728
1.625%, 11/30/20	11,000,000	10,934,682
1.750%, 12/31/20	8,000,000	7,991,248
1.750%, 09/30/22	5,300,000	5,194,827
2.000%, 11/30/22	3,525,000	3,505,722
2.125%, 12/31/22	2,000,000	2,003,828
2.250%, 11/15/25	10,000,000	9,977,730
		76,639,750
Total government obligations (cost: $198,558,043)		203,486,275
Asset-Backed Securities (4.7%)
Asset-Backed Securities (4.7%)
Appalachian Consumer Rate Relief Funding LLC, 3.772%, 08/01/31	780,000	840,796
Cabela's Credit Card Master Note Trust, 2.250%, 07/17/23	1,000,000	996,353
CarMax Auto Owner Trust, 2.160%, 08/16/21	1,300,000	1,282,478
Conseco Financial Corp., 6.400%, 10/15/18	19,886	19,882
CountryPlace Manufactured Housing Contract Trust, 5.200%, 12/15/35 (b) (f)	1,755,000	1,834,291
Countrywide Asset-Backed Certificates, 5.934%, 05/25/37 (b)	1,594,636	1,474,105
FAN Engine Securitization, Ltd., 3.000%, 10/15/19 (f) (g) (h) (i)	517,015	515,440
GMAC Mortgage Corp. Loan Trust, 5.952%, 08/25/37 (b)	3,095,000	2,888,547
Longtrain Leasing III LLC 2015-1A Class A1, 2.980%, 01/15/45 (f) (g)	2,312,880	2,271,376
Origen Manufactured Housing Contract Trust 5.700%, 01/15/35 (b)	664,949	679,066
5.730%, 11/15/35 (b)	288,940	299,449
5.860%, 06/15/36 (b)	323,209	341,201

See accompanying notes to financial statements.

SFT Advantus Bond Fund
Investments in Securities – continued

	Principal	Value(a)
TAL Advantage V LLC, 3.510%, 02/22/39 (f)	$453,250	$446,276
TCF Auto Receivables Owner Trust, 2.060%, 04/15/20 (f)	1,830,000	1,825,329
Trip Rail Master Funding LLC, 2.863%, 04/15/44 (f)	853,339	853,524
World Omni Automobile Lease Securitization Trust, 1.940%, 12/15/20	1,880,000	1,866,147
Total asset-backed securities (cost: $18,656,543)		18,434,260
Other Mortgage-Backed Securities (7.6%)
Collateralized Mortgage Obligations/Mortgage Revenue Bonds (0.4%)
Credit-Based Asset Servicing and Securitization LLC 5.236%, 10/25/36 (f) (j)	1,300,000	1,359,472
5.546%, 10/25/36 (f) (j)	21,398	21,333
JPMorgan Mortgage Trust, 2.677%, 11/25/33 (b)	396,743	358,047
Mellon Residential Funding Corp., 6.750%, 06/25/28	7,883	7,963
		1,746,815
Commercial Mortgage-Backed Securities (7.2%)
7 WTC Depositor LLC Trust, 4.082%, 03/13/31 (f)	739,364	752,990
American Tower Trust I, 1.551%, 03/15/43 (f)	1,420,000	1,386,670
Aventura Mall Trust 2013-AVM, 3.743%, 12/05/32 (b) (f)	1,000,000	1,031,071
Banc of America Re-Remic Trust, 4.185%, 08/15/46 (b) (f)	1,350,000	1,395,458
BB-UBS Trust 3.430%, 11/05/36 (f)	1,790,000	1,780,715
4.026%, 11/05/36 (b) (f)	895,000	872,149
Citigroup Commercial Mortgage Trust 2.911%, 01/12/30 (b) (f)	725,000	723,253
3.818%, 11/10/48	1,000,000	1,024,615
CSMC Mortgage Trust 1.597%, 04/15/27 (b) (f)	500,000	494,282
1.881%, 04/15/27 (b) (f)	2,535,000	2,507,230
Extended Stay America Trust, 2.295%, 12/05/31 (f)	1,000,000	987,150
Hometown Commercial Mortgage 5.506%, 11/11/38 (f) (g)	524,174	465,619
6.057%, 06/11/39 (f) (g)	419,625	317,081
JPMorgan Chase Commercial Mortgage Securities Corp. 1.919%, 12/05/27 (b) (d) (f) (g)	10,496,250	702,630
5.633%, 12/05/27 (f)	2,165,000	2,409,254
	Principal	Value(a)
Merrill Lynch Mortgage Investors, Inc., 6.250%, 12/10/29 (b)	$332,334	$331,680
Morgan Stanley Bank of America Merrill Lynch Trust, 3.306%, 04/15/48	300,000	295,493
Morgan Stanley Capital I Trust 3.201%, 08/05/34 (f)	860,000	868,889
3.451%, 08/05/34 (f)	550,000	553,465
Multi Security Asset Trust, 5.880%, 11/28/35 (b) (f) (g)	1,540,000	1,452,148
Timberstar Trust, 6.208%, 10/15/36 (f)	2,515,000	2,543,109
UBS-Barclays Commercial Mortgage Trust, 3.091%, 08/10/49	920,000	921,692
Vornado DP LLC, 4.004%, 09/13/28 (f)	1,475,000	1,555,661
Wells Fargo Commercial Mortgage Trust, 3.148%, 05/15/48	1,560,000	1,524,324
WF-RBS Commercial Mortgage Trust 3.667%, 11/15/44	345,000	358,567
3.791%, 02/15/44 (f)	628,909	628,128
		27,883,323
Total other mortgage-backed securities (cost: $29,948,859)		29,630,138
Corporate Obligations (36.4%)
Communications (1.3%)
Telecommunication (0.7%)
AT&T, Inc., 5.550%, 08/15/41	900,000	904,384
Crown Castle Towers LLC, 3.222%, 05/15/42 (f)	1,950,000	1,923,987
		2,828,371
Telephone Services (0.6%)
SBA Tower Trust, 2.240%, 04/15/43 (f)	2,440,000	2,391,656
Consumer Cyclical (1.7%)
Auto/Truck Parts & Equipment-Original (1.3%)
General Motors Financial Co., Inc., 4.375%, 09/25/21	590,000	598,291
4.750%, 08/15/17	2,500,000	2,591,103
Hyundai Capital America, 2.400%, 10/30/18 (f)	1,950,000	1,943,951
		5,133,345
Retail-Apparel/Shoe (0.4%)
L Brands, Inc., 6.625%, 04/01/21	1,480,000	1,639,100
Consumer, Non-cyclical (0.8%)
Drugstore Chains (0.8%)
CVS Pass-Through Trust 6.036%, 12/10/28	2,421,747	2,659,531
6.943%, 01/10/30	390,331	446,283
		3,105,814

See accompanying notes to financial statements.

SFT Advantus Bond Fund
Investments in Securities – continued

	Principal	Value(a)
Energy (4.8%)
Oil & Gas (0.1%)
Chesapeake Energy Corp., 8.000%, 12/15/22	$750,000	$367,500
Oil, Gas & Consumable Fuels (0.3%)
Tesoro Corp., 4.250%, 10/01/17	1,135,000	1,160,537
Pipelines (4.4%)
Boardwalk Pipelines L.P. 5.200%, 06/01/18	400,000	400,351
5.750%, 09/15/19	2,629,000	2,645,573
Buckeye Partners L.P., 5.600%, 10/15/44	2,800,000	2,090,612
Enterprise Products Operating LLC, 7.034%, 01/15/68 (b)	1,835,000	1,862,525
NuStar Logistics L.P., 8.150%, 04/15/18	2,986,000	3,049,452
Sunoco Logistics Partners Operations L.P., 6.850%, 02/15/40	2,150,000	1,901,282
Tennessee Gas Pipeline Co. LLC, 8.375%, 06/15/32	2,500,000	2,427,383
Williams Partners L.P./ ACMP Finance Corp., 6.125%, 07/15/22	2,750,000	2,601,412
		16,978,590
Financial (13.5%)
Banks (8.2%)
Bank of America Corp. 4.000%, 01/22/25	1,650,000	1,615,231
5.300%, 03/15/17	770,000	801,012
5.875%, 01/05/21	765,000	865,783
3.950%, 04/21/25	780,000	759,540
Barclays PLC, 3.650%, 03/16/25 (h)	800,000	768,820
Capital One Financial Corp., 5.550%, 06/01/20 (b)	2,915,000	2,900,425
Citigroup, Inc., 4.400%, 06/10/25	1,500,000	1,515,012
Citizens Bank NA, 2.300%, 12/03/18	1,250,000	1,248,524
Compass Bank, 3.875%, 04/10/25	2,500,000	2,291,425
Credit Suisse Group Funding Guernsey, Ltd., 2.750%, 03/26/20 (f) (h)	1,575,000	1,560,071
Discover Bank, 3.100%, 06/04/20	2,250,000	2,255,105
Discover Bank,, 8.700%, 11/18/19	322,000	380,936
HSBC Bank USA NA, 6.000%, 08/09/17	3,150,000	3,350,790
JPMorgan Chase & Co., 5.000%, 07/01/19 (b)	1,700,000	1,615,000
JPMorgan Chase Bank NA, 6.000%, 07/05/17	400,000	424,921
KeyCorp, 2.900%, 09/15/20	1,050,000	1,046,053
	Principal	Value(a)
Morgan Stanley 5.450%, 07/15/19 (b)	$670,000	$654,088
5.500%, 01/26/20	1,000,000	1,100,912
5.500%, 07/28/21	740,000	829,075
6.250%, 08/28/17	1,435,000	1,536,488
5.550%, 07/15/20 (b)	1,175,000	1,175,000
State Street Corp., 5.250%, 09/15/20 (b)	1,135,000	1,136,419
The Bank of New York Mellon Corp., 4.950%, 06/20/20 (b)	950,000	931,000
The Huntington National Bank, 2.200%, 11/06/18	1,000,000	997,236
		31,758,866
Insurance (2.8%)
Assurant, Inc., 2.500%, 03/15/18	1,180,000	1,178,056
Liberty Mutual Group, Inc., 6.500%, 05/01/42 (f)	1,805,000	2,051,861
MetLife, Inc., 5.250%, 06/15/20 (b)	1,000,000	1,017,500
Peachtree Corners Funding Trust, 3.976%, 02/15/25 (f)	1,825,000	1,811,822
Symetra Financial Corp., 6.125%, 04/01/16 (f) (g)	2,210,000	2,232,776
TIAA Asset Management Finance Co. LLC 2.950%, 11/01/19 (f)	1,345,000	1,347,681
4.125%, 11/01/24 (f)	1,150,000	1,153,906
		10,793,602
Real Estate Investment Trust — Health Care (0.7%)
Ventas Realty L.P./ Ventas Capital Corp., 2.700%, 04/01/20	2,800,000	2,760,976
Real Estate Investment Trust — Office Property (0.5%)
Vereit Operating Partnership LP, 2.000%, 02/06/17	2,125,000	2,103,750
Real Estate Investment Trust — Single Tenant (1.1%)
Select Income REIT, 2.850%, 02/01/18	4,080,000	4,074,386
Real Estate Investment Trust — Hotels (0.2%)
Hospitality Properties Trust, 4.650%, 03/15/24	920,000	905,511
Health Care (2.6%)
Health Care Equipment & Supplies (0.2%)
St Jude Medical, Inc., 3.875%, 09/15/25	625,000	630,831
Health Care Providers & Services (0.7%)
NYU Hospitals Center, 4.428%, 07/01/42	1,480,000	1,406,635
Sinai Health System, 3.034%, 01/20/36	1,570,000	1,545,350
		2,951,985

See accompanying notes to financial statements.

SFT Advantus Bond Fund
Investments in Securities – continued

	Principal	Value(a)
Medical Products/Supplies (1.7%)
Bio-Rad Laboratories, Inc., 4.875%, 12/15/20	$2,700,000	$2,882,223
Biogen, Inc., 3.625%, 09/15/22	2,450,000	2,477,136
Gilead Sciences, Inc., 4.750%, 03/01/46	1,100,000	1,113,229
		6,472,588
Industrials (1.6%)
Electrical Equipment (0.4%)
Keysight Technologies, Inc., 3.300%, 10/30/19	1,500,000	1,473,793
Machinery (0.7%)
Pentair Finance S.A., 3.625%, 09/15/20 (h)	2,875,000	2,872,165
Road & Rail (0.2%)
Canadian Pacific Railway,Co., 6.125%, 09/15/15 (h)	925,000	936,994
Tools-Hand Held (0.3%)
Stanley Black & Decker, Inc., 5.750%, 12/15/53 (b)	1,000,000	1,050,000
Technology (0.7%)
Software (0.2%)
Fidelity National Information Services, Inc., 2.850%, 10/15/18	700,000	702,472
Software & Services (0.5%)
HP Enterprise Co., 2.850%, 10/05/18 (f)	2,175,000	2,173,786
Transportation (5.1%)
Airlines (4.0%)
America West Airlines 2000-1 Pass Through Trust, 8.057%, 01/02/22	309,968	347,939
American Airlines 2013-1 Class B Pass Through Trust, 5.625%, 01/15/21 (f)	1,614,953	1,635,140
American Airlines 2013-2 Class B Pass Through Trust, 5.600%, 01/15/22 (f) (g)	1,528,123	1,558,685
American Airlines 2015-1 Class B Pass Through Trust, 3.700%, 11/01/24	1,007,030	984,372
British Airways PLC, 5.625%, 12/20/21 (f) (h)	689,912	718,371
Delta Air Lines 2012-1 Class A Pass Through Trust, 4.750%, 11/07/21	641,435	676,714
Delta Air Lines 2012-1 Class B Pass Through Trust, 6.875%, 05/07/19 (f)	1,577,151	1,695,438
Delta Air Lines 2015-1 Class B Pass Through Trust, 4.250%, 01/30/25	700,000	705,250
	Principal	Value(a)
United Airlines 2014-1 Class B Pass Through Trust, 4.750%, 10/11/23	$666,465	$665,632
United Airlines 2014-2 Class B Pass Through Trust, 4.625%, 03/03/24	2,750,000	2,756,875
United Airlines, Inc., 10.400%, 05/01/18	443,113	469,762
US Airways 2010-1 Class A Pass Through Trust, 6.250%, 10/22/24	1,287,715	1,442,241
US Airways 2012-1 Class A Pass Through Trust, 5.900%, 04/01/26	593,798	656,147
US Airways 2012-2 Class A Pass Through Trust, 4.625%, 12/03/26	232,162	240,868
Virgin Australia 2013-1B Trust, 6.000%, 04/23/22 (f) (h)	850,047	862,797
		15,416,231
Transport — Rail (1.1%)
BNSF Funding Trust I,
6.613%, 12/15/55 (b)	3,785,000	4,220,275
Utilities (4.3%)
Electric Companies (1.5%)
Dominion Gas Holdings LLC, 2.500%, 12/15/19	1,470,000	1,468,414
Indianapolis Power & Light Co., 4.700%, 09/01/45 (f)	1,900,000	1,905,808
Southwestern Electric Power Co., 5.550%, 01/15/17	2,230,000	2,304,864
		5,679,086
Electric Utilities (2.4%)
AES Corp., 3.414%, 06/01/19 (b)	1,400,000	1,284,500
Dominion Resources, Inc., 5.750%, 10/01/54 (b)	1,800,000	1,763,640
Entergy Corp., 4.000%, 07/15/22	1,200,000	1,224,213
Exelon Corp., 5.100%, 06/15/45 (f)	1,275,000	1,284,300
Exelon Generation Co. LLC, 2.950%, 01/15/20	2,475,000	2,466,100
IPALCO Enterprises, Inc., 3.450%, 07/15/20	1,400,000	1,372,000
		9,394,753
Gas Utilities (0.4%)
AGL Capital Corp., 3.875%, 11/15/25	1,650,000	1,659,534
Total corporate obligations (cost: $143,856,424)		141,636,497
Total long-term debt securities (cost: $391,019,869)		393,187,170

See accompanying notes to financial statements.

SFT Advantus Bond Fund
Investments in Securities – continued

	Shares	Value(a)
Short-Term Securities (11.5%)
Investment Companies (11.5%)
State Street Institutional U.S. Government Money Market Fund, current rate 0.000%(k)	44,639,974	$44,639,974
Total short-term securities (cost: $44,639,974)		44,639,974
Total investments in securities (cost: $435,659,843) (l)		437,827,144
Liabilities in excess of cash and other assets (-12.5%)		(48,650,295)
Total net assets (100.0%)		$389,176,849

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Variable rate security.

(c)  Security is issued on a when-issued or forward commitment basis. As of December 31, 2015 the total cost of investments issued on a when-issued or forward commitment basis was $27,462,449.

(d)  Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.

(e)  Fully or partially pledged as initial margin deposits on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2015, securities with an aggregate market value of $406,817 have been pledged to cover margin requirements for the following open futures contracts:

Type	Expiration	Number of Contracts	Position Type	Unrealized Appreciation/ (Depreciation)
5 Year U.S. Treasury Note	March 2016	55	Long	$(16,061)
2 Year U.S. Treasury Note	March 2016	3	Long	(946)
10 Year U.S. Treasury Note	March 2016	156	Short	56,819
U.S. Long Bond	March 2016	10	Short	(1,748)
		224		$38,064

(f)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program. This security has been determined to be liquid unless otherwise indicated.

(g)  Illiquid security. (See Note 3.)

(h)  Foreign security: The Fund held 2.1% of net assets in foreign securities at December 31, 2015.

(i)  These securities are being fair-valued according to procedures approved by the Board of Trustees.

(j)  Step rate security.

(k)  All or a portion of the security segregated to cover when-issued purchase commitments outstanding or extended settlement trades as of December 31, 2015.

(l)  At December 31, 2015 the cost of securities for federal income tax purposes was $436,696,254. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$7,756,405
Gross unrealized depreciation	(6,625,514)
Net unrealized appreciation	$1,130,891

See accompanying notes to financial statements.

SFT Advantus Index 400 Mid-Cap Fund
Investments in Securities

December 31, 2015

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (95.4%)
Consumer Discretionary (12.3%)
Auto Components (0.4%)
Dana Holding Corp.	20,043	$276,594
Gentex Corp.	38,216	611,838
		888,432
Automobiles (0.2%)
Thor Industries, Inc.	5,985	336,058
Distributors (0.6%)
LKQ Corp. (b)	40,047	1,186,593
Diversified Consumer Services (0.7%)
DeVry Education Group, Inc.	7,489	189,546
Graham Holdings Co. – Class B	542	262,854
Service Corp. International/US	25,760	670,275
Sotheby's	7,797	200,851
		1,323,526
Hotels, Restaurants & Leisure (2.0%)
Brinker International, Inc.	7,807	374,346
Buffalo Wild Wings, Inc. (b)	2,496	398,486
Cracker Barrel Old Country Store, Inc.	3,138	397,993
Domino's Pizza, Inc.	7,163	796,884
Dunkin' Brands Group, Inc.	12,144	517,213
International Speedway Corp. – Class A	3,500	118,020
Jack in the Box, Inc.	4,692	359,923
Panera Bread Co. – Class A (b)	3,119	607,519
The Cheesecake Factory, Inc.	5,932	273,524
The Wendy's Co. (c)	28,681	308,894
		4,152,802
Household Durables (2.4%)
CalAtlantic Group, Inc.	9,994	378,972
Jarden Corp. (b)	27,153	1,550,979
KB Home	11,948	147,319
MDC Holdings, Inc.	5,126	130,867
NVR, Inc. (b)	512	841,216
Tempur-Pedic International, Inc. (b)	8,158	574,813
Toll Brothers, Inc. (b)	21,256	707,825
TRI Pointe Group, Inc. (b)	19,091	241,883
Tupperware Brands Corp.	6,601	367,346
		4,941,220
Internet & Catalog Retail (0.1%)
HSN, Inc.	4,196	212,611
Leisure Equipment & Products (0.8%)
Brunswick Corp.	11,935	602,837
Polaris Industries, Inc.	7,992	686,912
Vista Outdoor, Inc. (b)	8,167	363,513
		1,653,262
Media (1.5%)
AMC Networks, Inc. – Class A (b)	7,984	596,245
Cable One, Inc.	542	235,044
Cinemark Holdings, Inc.	13,829	462,304
	Shares	Value(a)
DreamWorks Animation SKG, Inc. – Class A (b)	9,318	$240,125
John Wiley & Sons, Inc. – Class A	6,432	289,633
Live Nation Entertainment, Inc. (b)	19,099	469,262
Meredith Corp.	4,941	213,698
The New York Times Co. – Class A	16,259	218,196
Time, Inc.	14,390	225,491
		2,949,998
Multiline Retail (0.3%)
Big Lots, Inc.	6,496	250,356
JC Penney Co., Inc. (b)	40,049	266,726
		517,082
Specialty Retail (2.6%)
Aaron's, Inc.	8,469	189,621
Abercrombie & Fitch Co. – Class A	8,810	237,870
American Eagle Outfitters, Inc.	23,474	363,847
Ascena Retail Group, Inc. (b)	22,606	222,669
Cabela's, Inc. (b)	6,452	301,502
Chico's FAS, Inc.	18,274	194,984
CST Brands, Inc.	9,912	387,956
Dick's Sporting Goods, Inc.	11,809	417,448
Foot Locker, Inc.	17,994	1,171,229
Guess?, Inc.	8,346	157,572
Kate Spade & Co. (b)	16,740	297,470
Murphy USA, Inc. (b)	5,135	311,900
Office Depot, Inc. (b)	64,740	365,134
Rent-A-Center, Inc.	6,956	104,131
Williams-Sonoma, Inc.	10,944	639,239
		5,362,572
Textiles, Apparel & Luxury Goods (0.7%)
Carter's, Inc.	6,815	606,739
Deckers Outdoor Corp. (b)	4,238	200,034
Skechers U.S.A., Inc. – Class A (b)	17,038	514,718
		1,321,491
Consumer Staples (3.4%)
Beverages (0.1%)
The Boston Beer Co., Inc. – Class A (b)	1,240	250,368
Food & Staples Retailing (0.6%)
Casey's General Stores, Inc.	5,113	615,861
SUPERVALU, Inc. (b)	34,859	236,344
United Natural Foods, Inc. (b)	6,580	258,989
		1,111,194
Food Products (2.2%)
Dean Foods Co.	11,976	205,388
Flowers Foods, Inc.	24,475	525,968
Ingredion, Inc.	9,379	898,883
Lancaster Colony Corp.	2,547	294,077
Post Holdings, Inc. (b)	8,138	502,115
The Hain Celestial Group, Inc. (b)	13,497	545,144

See accompanying notes to financial statements.

SFT Advantus Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Tootsie Roll Industries, Inc.	2,287	$72,246
TreeHouse Foods, Inc. (b)	5,649	443,221
WhiteWave Foods Co. – Class A (b)	23,098	898,743
		4,385,785
Household Products (0.1%)
Energizer Holdings, Inc.	8,180	278,611
Personal Products (0.4%)
Avon Products, Inc.	57,077	231,162
Edgewell Personal Care Co.	7,869	616,693
		847,855
Energy (2.6%)
Energy Equipment & Services (1.2%)
Atwood Oceanics, Inc.	7,628	78,034
Dril-Quip, Inc. (b)	5,028	297,808
Nabors Industries, Ltd. (d)	37,164	316,266
Noble Corp. PLC (d)	31,720	334,646
Oceaneering International, Inc.	12,826	481,232
Oil States International, Inc. (b)	6,660	181,485
Patterson-UTI Energy, Inc.	19,294	290,954
Rowan Cos., PLC – Class A	16,362	277,336
Superior Energy Services, Inc.	19,760	266,167
		2,523,928
Oil, Gas & Consumable Fuels (1.4%)
California Resources Corp.	41,182	95,954
Denbury Resources, Inc.	46,035	92,991
Gulfport Energy Corp. (b)	14,190	348,648
HollyFrontier Corp.	23,977	956,442
QEP Resources, Inc.	21,083	282,512
SM Energy Co.	8,911	175,190
Western Refining, Inc.	9,088	323,715
World Fuel Services Corp.	9,278	356,832
WPX Energy, Inc. (b)	30,673	176,063
		2,808,347
Financial (25.9%)
Capital Markets (2.0%)
Eaton Vance Corp.	15,404	499,552
Federated Investors, Inc. – Class B	12,419	355,804
Janus Capital Group, Inc.	19,132	269,570
Raymond James Financial, Inc.	16,701	968,157
SEI Investments Co.	18,129	949,960
Stifel Financial Corp. (b)	9,112	385,984
Waddell & Reed Financial, Inc. – Class A	10,879	311,792
WisdomTree Investments, Inc.	15,055	236,062
		3,976,881
Commercial Banks (5.0%)
Associated Banc-Corp.	19,707	369,506
BancorpSouth, Inc.	11,089	266,025
Bank of Hawaii Corp.	5,675	356,958
Bank of the Ozarks, Inc.	10,661	527,293
Cathay General Bancorp	9,875	309,384
Commerce Bancshares, Inc.	10,989	467,455
Cullen/Frost Bankers, Inc.	7,189	431,340
East West Bancorp, Inc.	18,864	783,988
	Shares	Value(a)
First Horizon National Corp.	31,374	$455,550
FirstMerit Corp.	21,730	405,265
Fulton Financial Corp.	22,814	296,810
Hancock Holding Co.	10,146	255,375
International Bancshares Corp.	7,309	187,841
PacWest Bancorp	14,812	638,397
Prosperity Bancshares, Inc.	8,629	412,984
Signature Bank (b)	6,595	1,011,475
SVB Financial Group (b)	6,750	802,575
Synovus Financial Corp.	17,120	554,346
TCF Financial Corp.	22,224	313,803
Trustmark Corp.	8,856	204,042
Umpqua Holdings Corp.	28,869	459,017
Valley National Bancorp	29,286	288,467
Webster Financial Corp.	12,018	446,949
		10,244,845
Consumer Finance (0.2%)
SLM Corp. (b)	55,859	364,201
Diversified Financial Services (1.5%)
CBOE Holdings, Inc.	10,809	701,504
Factset Research Systems, Inc.	5,433	883,243
MarketAxess Holdings, Inc.	4,888	545,452
MSCI, Inc.	12,114	873,783
		3,003,982
Diversified REITs (0.8%)
Duke Realty Corp.	45,261	951,386
Liberty Property Trust	19,371	601,470
		1,552,856
Health Care REITs (0.2%)
Care Capital Properties, Inc.	10,985	335,812
Insurance (5.3%)
Alleghany Corp. (b)	2,042	975,933
American Financial Group, Inc.	9,389	676,759
Arthur J Gallagher & Co.	23,163	948,293
Aspen Insurance Holdings, Ltd. (d)	7,968	384,854
Brown & Brown, Inc.	15,338	492,350
CNO Financial Group, Inc.	24,378	465,376
Endurance Specialty Holdings, Ltd. (d)	8,035	514,160
Everest Re Group, Ltd. (d)	5,647	1,033,909
First American Financial Corp.	14,255	511,755
Genworth Financial, Inc. – Class A (b)	65,214	243,248
Kemper Corp.	6,315	235,234
Mercury General Corp.	4,772	222,232
Old Republic International Corp.	31,874	593,813
Primerica, Inc.	6,339	299,391
Reinsurance Group of America, Inc.	8,619	737,355
RenaissanceRe Holdings, Ltd. (d)	5,748	650,616
StanCorp Financial Group, Inc.	5,551	632,148
The Hanover Insurance Group, Inc.	5,669	461,116
WR Berkley Corp.	12,929	707,863
		10,786,405

See accompanying notes to financial statements.

SFT Advantus Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Office REITs (1.9%)
Alexandria Real Estate Equities, Inc.	9,504	$858,781
BioMed Realty Trust, Inc.	26,482	627,359
Corporate Office Properties Trust SBI	12,392	270,517
Douglas Emmett, Inc.	18,279	569,939
Highwoods Properties, Inc.	12,496	544,826
Kilroy Realty Corp.	12,081	764,486
Mack-Cali Realty Corp.	11,708	273,382
		3,909,290
Real Estate Management & Development (0.6%)
Alexander & Baldwin, Inc.	6,022	212,637
Jones Lang LaSalle, Inc.	5,904	943,813
		1,156,450
Residential REITs (2.0%)
American Campus Communities, Inc.	14,725	608,732
Camden Property Trust	11,386	873,989
Mid-America Apartment Communities, Inc.	9,881	897,294
Post Properties, Inc.	7,095	419,740
UDR, Inc.	34,348	1,290,454
		4,090,209
Retail REITs (2.6%)
Equity One, Inc.	9,676	262,704
Federal Realty Investment Trust	9,101	1,329,656
National Retail Properties, Inc.	17,849	714,853
Regency Centers Corp.	12,344	840,873
Tanger Factory Outlet Centers, Inc.	12,420	406,134
Taubman Centers, Inc.	7,896	605,781
Urban Edge Properties	12,105	283,862
Weingarten Realty Investors	14,948	516,902
WP GLIMCHER, Inc.	24,292	257,738
		5,218,503
Specialized REITs (2.9%)
Communications Sales & Leasing, Inc.	15,788	295,078
Corrections Corp. of America	15,367	407,072
Extra Space Storage, Inc.	16,184	1,427,590
Hospitality Properties Trust	19,866	519,496
Lamar Advertising Co. – Class A	10,748	644,665
LaSalle Hotel Properties	14,804	372,469
Omega Healthcare Investors, Inc.	21,577	754,763
Potlatch Corp.	5,332	161,240
Rayonier, Inc.	16,223	360,150
Senior Housing Properties Trust	31,131	461,984
Sovran Self Storage, Inc.	4,741	508,757
		5,913,264
Thrifts & Mortgage Finance (0.9%)
First Niagara Financial Group, Inc.	46,510	504,633
New York Community Bancorp, Inc. (c)	63,572	1,037,495
Washington Federal, Inc.	12,196	290,631
		1,832,759
	Shares	Value(a)
Health Care (9.4%)
Biotechnology (0.5%)
United Therapeutics Corp. (b)	5,981	$936,684
Health Care Equipment & Supplies (4.1%)
Align Technology, Inc. (b)	9,482	624,390
Halyard Health, Inc. (b)	6,110	204,135
Hill-Rom Holdings, Inc.	7,432	357,182
Hologic, Inc. (b)	32,265	1,248,333
IDEXX Laboratories, Inc. (b)	11,924	869,498
LivaNova PLC (b) (d)	5,570	330,691
ResMed, Inc.	18,307	982,903
Sirona Dental Systems, Inc. (b)	7,327	802,819
STERIS PLC (d)	11,252	847,726
Teleflex, Inc.	5,453	716,797
The Cooper Cos., Inc.	6,373	855,256
West Pharmaceutical Services, Inc.	9,450	569,079
		8,408,809
Health Care Providers & Services (2.8%)
Amsurg Corp. (b)	7,073	537,548
Centene Corp. (b)	15,626	1,028,347
Community Health Systems, Inc. (b)	15,493	411,029
Health Net, Inc. (b)	10,132	693,637
LifePoint Health, Inc. (b)	5,705	418,747
Mednax, Inc. (b)	12,328	883,425
Molina Healthcare, Inc. (b)	5,367	322,718
Owens & Minor, Inc.	8,243	296,583
VCA, Inc. (b)	10,571	581,405
WellCare Health Plans, Inc. (b)	5,781	452,132
		5,625,571
Health Care Technology (0.2%)
Allscripts Healthcare Solutions, Inc. (b)	24,778	381,086
Life Sciences Tools & Services (1.5%)
Bio-Rad Laboratories, Inc. – Class A (b)	2,725	377,849
Bio-Techne Corp.	4,875	438,750
Charles River Laboratories International, Inc. (b)	6,112	491,344
Mettler-Toledo International, Inc. (b)	3,586	1,216,120
PAREXEL International Corp. (b)	6,979	475,409
		2,999,472
Pharmaceuticals (0.3%)
Akorn, Inc. (b)	10,501	391,792
Catalent, Inc. (b)	12,896	322,787
		714,579
Industrials (14.6%)
Aerospace & Defense (1.6%)
BE Aerospace, Inc.	13,702	580,554
Esterline Technologies Corp. (b)	3,876	313,956
Huntington Ingalls Industries, Inc.	6,158	781,142
KLX, Inc. (b)	6,919	213,036
Orbital ATK, Inc.	7,712	688,990
Teledyne Technologies, Inc. (b)	4,646	412,100
Triumph Group, Inc.	6,465	256,984
		3,246,762

See accompanying notes to financial statements.

SFT Advantus Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Airlines (1.1%)
Alaska Air Group, Inc.	16,534	$1,331,153
JetBlue Airways Corp. (b)	41,302	935,490
		2,266,643
Building Products (1.3%)
AO Smith Corp.	9,817	752,080
Fortune Brands Home & Security, Inc.	20,935	1,161,893
Lennox International, Inc.	5,256	656,474
		2,570,447
Commercial Services & Supplies (1.7%)
Clean Harbors, Inc. (b)	6,870	286,136
Copart, Inc. (b)	14,193	539,476
Deluxe Corp.	6,452	351,892
Herman Miller, Inc.	7,848	225,238
HNI Corp.	5,791	208,823
MSA Safety, Inc.	4,161	180,879
Rollins, Inc.	12,321	319,114
RR Donnelley & Sons Co.	27,359	402,724
Waste Connections, Inc.	16,041	903,429
		3,417,711
Construction & Engineering (0.5%)
AECOM (b)	19,848	596,035
Granite Construction, Inc.	5,162	221,502
KBR, Inc.	18,911	319,974
		1,137,511
Electrical Equipment (1.5%)
Acuity Brands, Inc.	5,739	1,341,778
Belden, Inc.	5,502	262,335
Hubbell, Inc.	7,057	713,039
Regal Beloit Corp.	5,854	342,576
Woodward Inc.	7,457	370,315
		3,030,043
Industrial Conglomerates (0.4%)
Carlisle Cos., Inc.	8,521	755,727
Machinery (3.8%)
AGCO Corp.	9,641	437,605
CLARCOR, Inc.	6,541	324,957
Crane Co.	6,470	309,525
Donaldson Co., Inc.	16,172	463,490
Graco, Inc.	7,329	528,201
IDEX Corp.	10,031	768,475
ITT Corp.	11,732	426,106
Joy Global, Inc.	12,778	161,131
Kennametal, Inc.	10,436	200,371
Lincoln Electric Holdings, Inc.	8,644	448,537
Nordson Corp.	7,426	476,378
Oshkosh Corp.	9,807	382,865
Terex Corp.	14,223	262,841
The Toro Co.	7,185	525,008
Timken Co.	9,465	270,604
Trinity Industries, Inc.	20,038	481,313
Valmont Industries, Inc.	3,020	320,180
Wabtec Corp.	12,647	899,455
		7,687,042
	Shares	Value(a)
Marine (0.2%)
Kirby Corp. (b)	7,080	$372,550
Professional Services (1.2%)
CEB, Inc.	4,338	266,310
FTI Consulting, Inc. (b)	5,499	190,595
Manpowergroup, Inc.	9,650	813,399
Tower Watson & Co. – Class A	9,103	1,169,371
		2,439,675
Road & Rail (0.7%)
Genesee & Wyoming, Inc. – Class A (b)	7,458	400,420
Landstar System, Inc.	5,661	332,018
Old Dominion Freight Line, Inc. (b)	9,092	537,064
Werner Enterprises, Inc.	5,843	136,668
		1,406,170
Trading Companies & Distributors (0.6%)
GATX Corp.	5,558	236,493
MSC Industrial Direct Co. – Class A	6,340	356,752
Now, Inc. (b)	14,053	222,318
Watsco, Inc.	3,370	394,728
		1,210,291
Information Technology (15.8%)
Communications Equipment (1.0%)
ARRIS Group, Inc. (b)	17,687	540,692
Ciena Corp. (b)	16,605	343,557
InterDigital, Inc.	4,641	227,595
NetScout Systems, Inc. (b)	12,995	398,947
Plantronics, Inc.	4,415	209,359
Polycom, Inc. (b)	17,363	218,600
		1,938,750
Computers & Peripherals (0.5%)
3D Systems Corp. (b)	13,958	121,295
Diebold, Inc.	8,520	256,367
Lexmark International, Inc. – Class A	8,103	262,942
NCR Corp. (b)	17,219	421,177
		1,061,781
Electronic Equipment, Instruments & Components (3.3%)
Arrow Electronics, Inc. (b)	12,261	664,301
Avnet, Inc. (c)	17,305	741,346
Cognex Corp.	11,122	375,590
FEI Co.	5,356	427,355
Ingram Micro, Inc. – Class A	20,427	620,572
IPG Photonics Corp. (b)	4,774	425,650
Jabil Circuit, Inc.	24,812	577,872
Keysight Technologies, Inc. (b)	22,285	631,334
Knowles Corp. (b)	11,593	154,535
National Instruments Corp.	13,183	378,220
SYNNEX Corp.	3,860	347,130
Tech Data Corp. (b)	4,597	305,149
Trimble Navigation, Ltd. (b)	32,836	704,332
Vishay Intertechnology, Inc.	17,755	213,948
		6,567,334

See accompanying notes to financial statements.

SFT Advantus Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Internet Software & Services (0.4%)
j2 Global, Inc.	6,043	$497,460
Rackspace Hosting, Inc. (b)	15,009	380,028
		877,488
IT Services (3.7%)
Acxiom Corp. (b)	10,208	213,551
Broadridge Financial Solutions, Inc.	15,545	835,233
Computer Sciences Corp.	18,193	594,547
Convergys Corp.	12,785	318,219
CoreLogic, Inc. (b)	11,555	391,252
DST Systems, Inc.	4,264	486,352
Gartner, Inc. – Class A (b)	10,862	985,183
Global Payments, Inc.	17,026	1,098,347
Jack Henry & Associates, Inc.	10,478	817,913
Leidos Holdings, Inc.	8,411	473,203
MAXIMUS, Inc.	8,565	481,781
NeuStar, Inc. – Class A (b)	6,949	166,568
Science Applications International Corp.	5,423	248,265
WEX, Inc. (b)	5,065	447,746
		7,558,160
Office Electronics (0.2%)
Zebra Technologies Corp. – Class A (b)	6,830	475,709
Semiconductors & Semiconductor Equipment (2.0%)
Advanced Micro Devices, Inc. (b)	83,906	240,810
Atmel Corp.	55,098	474,394
Cree, Inc. (b)	13,508	360,258
Cypress Semiconductor Corp. (b)	43,761	429,295
Fairchild Semiconductor International, Inc. (b)	14,865	307,854
Integrated Device Technology, Inc. (b)	19,234	506,816
Intersil Corp. – Class A	17,372	221,667
Silicon Laboratories, Inc. (b)	5,068	246,001
SunEdison, Inc. (b)	41,520	211,337
Synaptics, Inc. (b)	4,749	381,535
Teradyne, Inc.	26,941	556,870
		3,936,837
Software (4.7%)
ACI Worldwide, Inc. (b)	15,503	331,764
ANSYS, Inc. (b)	11,666	1,079,105
Cadence Design Systems, Inc. (b)	38,999	811,569
CDK Global, Inc.	20,899	992,076
CommVault Systems, Inc. (b)	5,523	217,330
Fair Isaac Corp.	4,073	383,595
Fortinet, Inc. (b)	19,195	598,308
Manhattan Associates, Inc. (b)	9,578	633,776
Mentor Graphics Corp.	13,090	241,118
PTC, Inc. (b)	15,014	519,935
Solarwinds, Inc. (b)	8,184	482,038
Solera Holdings, Inc.	8,815	483,326
Synopsys, Inc. (b)	20,443	932,405
The Ultimate Software Group, Inc. (b)	3,756	734,336
Tyler Technologies, Inc. (b)	4,256	741,906
VeriFone Systems, Inc. (b)	15,068	422,205
		9,604,792
	Shares	Value(a)
Materials (6.2%)
Chemicals (2.9%)
Albemarle Corp.	14,709	$823,851
Ashland, Inc.	8,246	846,864
Cabot Corp.	8,202	335,298
Minerals Technologies, Inc.	4,555	208,892
NewMarket Corp.	1,301	495,330
Olin Corp.	21,645	373,593
PolyOne Corp.	11,311	359,237
RPM International, Inc.	17,441	768,451
Sensient Technologies Corp.	5,928	372,397
The Chemours Co.	23,725	127,166
The Scotts Miracle-Gro Co. – Class A	5,967	384,931
Valspar Corp.	9,584	794,993
		5,891,003
Construction Materials (0.2%)
Eagle Materials, Inc.	6,560	396,421
Containers & Packaging (1.5%)
Aptargroup, Inc.	8,186	594,713
Bemis Co., Inc.	12,581	562,245
Greif, Inc. – Class A	3,369	103,799
Packaging Corp. of America	12,716	801,743
Silgan Holdings, Inc.	5,304	284,931
Sonoco Products Co.	13,232	540,792
		2,888,223
Metals & Mining (1.3%)
Allegheny Technologies, Inc.	14,316	161,055
Carpenter Technology Corp.	6,439	194,908
Commercial Metals Co.	15,254	208,827
Compass Minerals International, Inc.	4,418	332,543
Reliance Steel & Aluminum Co.	9,391	543,833
Royal Gold, Inc.	8,559	312,147
Steel Dynamics, Inc.	31,740	567,194
United States Steel Corp.	19,175	153,016
Worthington Industries, Inc.	6,064	182,769
		2,656,292
Paper & Forest Products (0.3%)
Domtar Corp. (d)	8,239	304,431
Louisiana-Pacific Corp. (b)	18,727	337,273
		641,704
Telecommunication Services (0.3%)
Gas Utilities (0.2%)
ONE GAS, Inc.	6,837	343,012
Wireless Telecommunication Services (0.1%)
Telephone & Data Systems, Inc.	12,381	320,544
Utilities (4.9%)
Electric Utilities (1.5%)
Cleco Corp.	7,928	413,921
Great Plains Energy, Inc.	20,206	551,826
Hawaiian Electric Industries, Inc.	14,087	407,819
IDACORP, Inc.	6,599	448,732
PNM Resources, Inc.	10,442	319,212
Westar Energy, Inc.	18,528	785,772
		2,927,282

See accompanying notes to financial statements.

SFT Advantus Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Gas Utilities (1.7%)
Atmos Energy Corp.	13,306	$838,810
Energen Corp.	10,329	423,386
National Fuel Gas Co.	11,095	474,311
Questar Corp.	22,921	446,501
UGI Corp.	22,606	763,179
WGL Holdings, Inc.	6,532	411,451
		3,357,638
Independent Power Producers & Energy Traders (0.0%)
Talen Energy Corp. (b)	8,423	52,475
Multi-Utilities (1.4%)
Alliant Energy Corp.	14,860	928,007
Black Hills Corp.	6,708	311,453
MDU Resources Group, Inc.	25,598	468,955
OGE Energy Corp.	26,179	688,246
Vectren Corp.	10,841	459,875
		2,856,536
Water Utilities (0.3%)
Aqua America, Inc.	23,128	689,214
Total common stocks (cost: $142,717,832)		193,085,160
Short-Term Securities (2.7%)
Investment Companies (2.7%)
Wells Fargo Advantage Treasury Plus Money Market Fund, current rate 0.098%	5,562,938	5,562,938
Total short-term securities (cost: $5,562,938)		5,562,938
Total investments in securities (cost: $148,280,770) (e)		198,648,098
Cash and other assets in excess of liabilities (1.9%)		3,916,016
Total net assets (100.0%)		$202,564,114

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Non-income producing security.

(c)  Fully or partially pledged as initial margin deposits on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2015, securities with an aggregate market value of $1,459,800 have been pledged to cover margin requirements for the following open futures contracts:

Type	Expiration	Number of Contracts	Position Type	Unrealized Appreciation/ (Depreciation)
S&P Mid 400® E-Mini Index Future	March 2016	65	Long	$(97,324)
		65		$(97,324)

(d)  Foreign security: The Fund held 2.3% of net assets in foreign securities at December 31, 2015.

(e)  At December 31, 2015 the cost of securities for federal income tax purposes was $148,824,388. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$63,417,661
Gross unrealized depreciation	(13,593,951)
Net unrealized appreciation	$49,823,710

See accompanying notes to financial statements.

SFT Advantus Index 500 Fund
Investments in Securities

December 31, 2015

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (97.5%)
Consumer Discretionary (12.8%)
Auto Components (0.4%)
BorgWarner, Inc.	8,392	$362,786
Delphi Automotive PLC (b)	10,487	899,051
Johnson Controls, Inc.	24,251	957,672
The Goodyear Tire & Rubber Co.	10,069	328,954
		2,548,463
Automobiles (0.6%)
Ford Motor Co.	145,949	2,056,421
General Motors Co.	53,025	1,803,380
Harley-Davidson, Inc.	7,184	326,082
		4,185,883
Distributors (0.1%)
Genuine Parts Co.	5,645	484,849
Diversified Consumer Services (0.0%)
H&R Block, Inc.	8,831	294,161
Hotels, Restaurants & Leisure (1.8%)
Carnival Corp.	17,235	938,963
Chipotle Mexican Grill, Inc. (c)	1,149	551,348
Darden Restaurants, Inc.	4,318	274,798
Marriott International, Inc. – Class A	7,221	484,096
McDonald's Corp.	34,382	4,061,889
Royal Caribbean Cruises, Ltd.	6,425	650,274
Starbucks Corp.	55,597	3,337,488
Starwood Hotels & Resorts Worldwide, Inc.	6,316	437,572
Wyndham Worldwide Corp.	4,347	315,810
Wynn Resorts, Ltd.	3,042	210,476
Yum! Brands, Inc.	16,147	1,179,538
		12,442,252
Household Durables (0.5%)
DR Horton, Inc.	12,287	393,553
Garmin, Ltd. (b)	4,418	164,217
Harman International Industries, Inc.	2,661	250,693
Leggett & Platt, Inc.	5,096	214,134
Lennar Corp. – Class A	6,704	327,893
Mohawk Industries, Inc. (c)	2,380	450,748
Newell Rubbermaid, Inc.	10,001	440,844
PulteGroup, Inc.	11,896	211,987
Stanley Black & Decker, Inc.	5,606	598,328
Whirlpool Corp.	2,928	430,035
		3,482,432
Internet & Catalog Retail (2.2%)
Amazon.com, Inc. (c)	14,393	9,728,085
Expedia, Inc.	4,407	547,790
Netflix, Inc. (c)	16,003	1,830,423
The Priceline Group, Inc. (c)	1,866	2,379,057
TripAdvisor, Inc. (c)	4,230	360,607
		14,845,962
	Shares	Value(a)
Leisure Equipment & Products (0.1%)
Hasbro, Inc.	4,199	$282,845
Mattel, Inc.	12,706	345,222
		628,067
Media (3.1%)
Cablevision Systems Corp.	8,333	265,823
CBS Corp. – Class B	16,239	765,344
Comcast Corp. – Class A	91,432	5,159,508
Discovery Communications, Inc. – Class A (c)	5,598	149,355
Discovery Communications, Inc. – Class C (c)	9,659	243,600
Interpublic Group of Cos., Inc.	15,215	354,205
McGraw Hill Financial, Inc.	10,121	997,728
News Corp. – Class A	14,286	190,861
News Corp. – Class B	4,036	56,342
Omnicom Group, Inc.	9,071	686,312
Scripps Networks Interactive, Inc. – Class A	3,542	195,554
TEGNA, Inc.	8,301	211,841
The Walt Disney Co.	56,949	5,984,201
Time Warner Cable, Inc.	10,604	1,967,996
Time Warner, Inc.	29,935	1,935,896
Twenty-First Century Fox, Inc. – Class A	43,838	1,190,640
Twenty-First Century Fox, Inc. – Class B	16,146	439,656
Viacom, Inc. – Class B	12,999	535,039
		21,329,901
Multiline Retail (0.6%)
Dollar General Corp.	10,893	782,880
Dollar Tree, Inc. (c)	8,792	678,886
Kohl's Corp.	7,107	338,506
Macy's, Inc.	11,771	411,750
Nordstrom, Inc.	5,094	253,732
Target Corp.	23,067	1,674,895
		4,140,649
Specialty Retail (2.5%)
Advance Auto Parts, Inc.	2,753	414,354
AutoNation, Inc. (c)	2,858	170,508
AutoZone, Inc. (c)	1,195	886,582
Bed Bath & Beyond, Inc. (c)	6,249	301,514
Best Buy Co., Inc.	11,164	339,944
CarMax, Inc. (c)	7,587	409,470
GameStop Corp. – Class A	3,949	110,730
L Brands, Inc.	9,537	913,835
Lowe's Cos., Inc.	34,265	2,605,511
O'Reilly Automotive, Inc. (c)	3,694	936,133
Ross Stores, Inc.	15,165	816,029
Signet Jewelers, Ltd. (b)	2,978	368,349
Staples, Inc.	24,100	228,227
The Gap, Inc.	8,577	211,852
The Home Depot, Inc.	47,475	6,278,569
The TJX Cos., Inc.	25,070	1,777,714
Tiffany & Co.	4,176	318,587
Tractor Supply Co.	5,030	430,065
Urban Outfitters, Inc. (c)	3,250	73,938
		17,591,911

See accompanying notes to financial statements.

SFT Advantus Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Textiles, Apparel & Luxury Goods (0.9%)
Coach, Inc.	10,391	$340,097
Fossil Group, Inc. (c)	1,549	56,631
Hanesbrands, Inc.	14,671	431,768
Michael Kors Holdings, Ltd. (b) (c)	6,891	276,053
NIKE, Inc. – Class B	50,530	3,158,125
PVH Corp.	3,090	227,579
Ralph Lauren Corp.	2,133	237,787
Under Armour, Inc. – Class A (c)	6,744	543,634
VF Corp.	12,770	794,932
		6,066,606
Consumer Staples (9.8%)
Beverages (2.3%)
Brown-Forman Corp. – Class B	3,805	377,760
Coca-Cola Enterprises, Inc.	7,818	384,958
Constellation Brands, Inc. – Class A	6,483	923,439
Dr Pepper Snapple Group, Inc.	7,072	659,111
Keurig Green Mountain, Inc.	4,349	391,323
Molson Coors Brewing Co. – Class B	5,900	554,128
Monster Beverage Corp. (c)	5,617	836,708
PepsiCo, Inc.	54,550	5,450,636
The Coca-Cola Co.	146,560	6,296,218
		15,874,281
Food & Staples Retailing (2.3%)
Costco Wholesale Corp.	16,378	2,645,047
CVS Health Corp.	41,462	4,053,740
Sysco Corp.	19,658	805,978
The Kroger Co.	36,449	1,524,662
Wal-Mart Stores, Inc.	58,747	3,601,191
Walgreens Boots Alliance, Inc.	32,615	2,777,330
Whole Foods Market, Inc.	12,778	428,063
		15,836,011
Food Products (1.6%)
Archer-Daniels-Midland Co.	22,344	819,578
Campbell Soup Co.	6,725	353,399
ConAgra Foods, Inc.	16,210	683,414
General Mills, Inc.	22,380	1,290,431
Hormel Foods Corp.	5,051	399,433
Kellogg Co.	9,554	690,467
McCormick & Co., Inc.	4,354	372,528
Mead Johnson Nutrition Co.	7,381	582,730
Mondelez International, Inc. – Class A	59,505	2,668,204
The Hershey Co.	5,380	480,273
The JM Smucker Co.	4,481	552,686
The Kraft Heinz Co.	22,264	1,619,929
Tyson Foods, Inc. – Class A	11,070	590,363
		11,103,435
Household Products (1.9%)
Church & Dwight Co., Inc.	4,909	416,676
Clorox Co.	4,833	612,969
Colgate-Palmolive Co.	33,584	2,237,366
	Shares	Value(a)
Kimberly-Clark Corp.	13,592	$1,730,262
The Procter & Gamble Co.	101,869	8,089,417
		13,086,690
Personal Care (0.1%)
The Estee Lauder Cos., Inc. – Class A	8,334	733,892
Tobacco (1.6%)
Altria Group, Inc.	73,416	4,273,545
Philip Morris International, Inc.	58,012	5,099,835
Reynolds American, Inc.	31,036	1,432,312
		10,805,692
Energy (6.3%)
Energy Equipment & Services (1.0%)
Baker Hughes, Inc.	16,328	753,537
Cameron International Corp. (c)	7,156	452,259
Diamond Offshore Drilling, Inc.	2,413	50,914
Ensco PLC – Class A (b)	8,819	135,724
FMC Technologies, Inc. (c)	8,536	247,629
Halliburton Co.	32,045	1,090,812
Helmerich & Payne, Inc.	4,036	216,128
National Oilwell Varco, Inc.	14,069	471,171
Schlumberger, Ltd.	47,221	3,293,665
Transocean, Ltd. (b)	12,802	158,489
		6,870,328
Oil, Gas & Consumable Fuels (5.3%)
Anadarko Petroleum Corp.	19,027	924,332
Apache Corp.	14,154	629,428
Cabot Oil & Gas Corp.	15,497	274,142
Chesapeake Energy Corp.	19,378	87,201
Chevron Corp.	70,471	6,339,571
Cimarex Energy Co.	3,540	316,405
Columbia Pipeline Group, Inc.	14,570	291,400
ConocoPhillips	46,230	2,158,479
Consol Energy, Inc.	8,576	67,750
Devon Energy Corp.	14,466	462,912
EOG Resources, Inc.	20,583	1,457,071
EQT Corp.	5,711	297,714
Exxon Mobil Corp.	155,878	12,150,690
Hess Corp.	8,998	436,223
Kinder Morgan, Inc.	68,517	1,022,274
Marathon Oil Corp.	25,359	319,270
Marathon Petroleum Corp.	19,956	1,034,519
Murphy Oil Corp.	6,054	135,912
Newfield Exploration Co. (c)	6,052	197,053
Noble Energy, Inc.	15,936	524,772
Occidental Petroleum Corp.	28,597	1,933,443
Phillips 66	17,777	1,454,159
Pioneer Natural Resources Co.	5,593	701,250
Range Resources Corp.	6,341	156,052
Southwestern Energy Co. (c)	14,394	102,341
Spectra Energy Corp.	25,140	601,852
Tesoro Corp.	4,507	474,903
The Williams Cos., Inc.	25,547	656,558
Valero Energy Corp.	18,029	1,274,831
		36,482,507

See accompanying notes to financial statements.

SFT Advantus Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Financial (15.9%)
Capital Markets (2.0%)
Affiliated Managers Group, Inc. (c)	1,969	$314,567
Ameriprise Financial, Inc.	6,519	693,752
BlackRock, Inc.	4,728	1,609,979
E*Trade Financial Corp. (c)	10,967	325,062
Franklin Resources, Inc.	14,189	522,439
Invesco, Ltd.	15,871	531,361
Legg Mason, Inc.	4,033	158,215
Morgan Stanley	56,550	1,798,856
Northern Trust Corp.	8,138	586,668
State Street Corp.	15,108	1,002,567
T Rowe Price Group, Inc.	9,402	672,149
The Bank of New York Mellon Corp.	40,924	1,686,887
The Charles Schwab Corp.	44,859	1,477,207
The Goldman Sachs Group, Inc.	14,853	2,676,956
		14,056,665
Commercial Banks (5.9%)
Bank of America Corp.	389,888	6,561,815
BB&T Corp.	29,212	1,104,506
Citigroup, Inc.	111,546	5,772,506
Comerica, Inc.	6,617	276,789
Fifth Third Bancorp	29,743	597,834
Huntington Bancshares, Inc.	29,830	329,920
JPMorgan Chase & Co.	137,837	9,101,380
KeyCorp	31,279	412,570
M&T Bank Corp.	5,990	725,868
People's United Financial, Inc.	11,616	187,599
Regions Financial Corp.	48,882	469,267
SunTrust Banks, Inc.	19,082	817,473
The PNC Financial Services Group, Inc.	19,014	1,812,224
US Bancorp	61,566	2,627,021
Wells Fargo & Co.	174,045	9,461,086
Zions Bancorporation	7,649	208,818
		40,466,676
Consumer Finance (0.8%)
American Express Co.	31,326	2,178,723
Capital One Financial Corp.	19,922	1,437,970
Discover Financial Services	16,006	858,242
Navient Corp.	13,566	155,331
Synchrony Financial (c)	31,222	949,461
		5,579,727
Diversified Financial Services (0.5%)
CME Group, Inc.	12,664	1,147,358
Intercontinental Exchange, Inc.	4,259	1,091,411
Leucadia National Corp.	12,482	217,062
Moody's Corp.	6,440	646,190
Nasdaq, Inc.	4,304	250,364
		3,352,385
Industrial REITs (0.1%)
ProLogis, Inc.	19,632	842,605
Insurance (4.0%)
ACE, Ltd. (b)	12,138	1,418,325
Aflac, Inc.	15,978	957,082
	Shares	Value(a)
American International Group, Inc.	46,319	$2,870,389
Aon PLC (b)	10,256	945,706
Assurant, Inc.	2,465	198,531
Berkshire Hathaway, Inc. – Class B (c)	70,149	9,262,474
Chubb Corp.	8,502	1,127,705
Cincinnati Financial Corp.	5,521	326,678
Hartford Financial Services Group, Inc.	15,337	666,546
Lincoln National Corp.	9,266	465,709
Loews Corp.	10,481	402,470
Marsh & McLennan Cos., Inc.	19,532	1,083,050
MetLife, Inc.	41,624	2,006,693
Principal Financial Group, Inc.	10,194	458,526
Prudential Financial, Inc.	16,812	1,368,665
The Allstate Corp.	14,502	900,429
The Progressive Corp.	21,886	695,975
The Travelers Cos., Inc.	11,391	1,285,588
Torchmark Corp.	4,294	245,445
Unum Group	9,115	303,438
XL Group PLC (b)	11,149	436,818
		27,426,242
Office REITs (0.3%)
Boston Properties, Inc.	5,750	733,355
SL Green Realty Corp.	3,733	421,754
Vornado Realty Trust	6,636	663,335
		1,818,444
Real Estate Services (0.1%)
CBRE Group, Inc. – Class A (c)	10,886	376,438
Residential REITs (0.4%)
Apartment Investment & Management Co. – Class A	5,857	234,456
AvalonBay Communities, Inc.	5,125	943,666
Equity Residential	13,639	1,112,806
Essex Property Trust, Inc.	2,490	596,131
		2,887,059
Retail REITs (0.6%)
General Growth Properties, Inc.	21,803	593,259
Kimco Realty Corp.	15,476	409,495
Realty Income Corp.	9,346	482,534
Simon Property Group, Inc.	11,586	2,252,782
The Macerich Co.	5,039	406,597
		4,144,667
Specialized REITs (1.2%)
American Tower Corp.	15,860	1,537,627
Crown Castle International Corp.	12,497	1,080,366
Equinix, Inc.	2,280	689,472
Four Corners Property Trust, Inc. (c)	1	16
HCP, Inc.	17,413	665,873
Host Hotels & Resorts, Inc.	28,143	431,714
Iron Mountain, Inc.	7,193	194,288
Plum Creek Timber Co., Inc.	6,500	310,180
Public Storage	5,511	1,365,075
Ventas, Inc.	12,468	703,569

See accompanying notes to financial statements.

SFT Advantus Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Welltower, Inc.	13,250	$901,397
Weyerhaeuser Co.	19,114	573,028
		8,452,605
Health Care (14.8%)
Biotechnology (3.6%)
AbbVie, Inc.	61,211	3,626,139
Alexion Pharmaceuticals, Inc. (c)	8,437	1,609,358
Amgen, Inc.	28,245	4,585,011
Baxalta, Inc.	20,324	793,246
Biogen, Inc. (c)	8,347	2,557,103
Celgene Corp. (c)	29,418	3,523,100
Gilead Sciences, Inc.	53,964	5,460,617
Regeneron Pharmaceuticals, Inc. (c)	2,907	1,578,123
Vertex Pharmaceuticals, Inc. (c)	9,200	1,157,636
		24,890,333
Health Care Equipment & Supplies (2.1%)
Abbott Laboratories	55,856	2,508,493
Baxter International, Inc.	20,482	781,388
Becton Dickinson and Co.	7,891	1,215,924
Boston Scientific Corp. (c)	50,369	928,804
CR Bard, Inc.	2,710	513,382
DENTSPLY International, Inc.	5,237	318,672
Edwards Lifesciences Corp. (c)	8,077	637,922
Intuitive Surgical, Inc. (c)	1,398	763,532
Medtronic PLC (b)	52,652	4,049,992
St Jude Medical, Inc.	10,584	653,774
Stryker Corp.	11,826	1,099,108
Varian Medical Systems, Inc. (c)	3,627	293,062
Zimmer Biomet Holdings, Inc.	6,409	657,499
		14,421,552
Health Care Providers & Services (2.7%)
Aetna, Inc.	13,056	1,411,615
AmerisourceBergen Corp.	7,314	758,535
Anthem, Inc.	9,775	1,363,026
Cardinal Health, Inc.	12,318	1,099,628
Cigna Corp.	9,645	1,411,353
DaVita HealthCare Partners, Inc. (c)	6,241	435,060
Express Scripts Holding Co. (c)	25,322	2,213,396
HCA Holdings, Inc. (c)	11,753	794,855
Henry Schein, Inc. (c)	3,105	491,180
Humana, Inc.	5,550	990,730
Laboratory Corp. of America Holdings (c)	3,789	468,472
McKesson Corp.	8,616	1,699,334
Patterson Cos., Inc.	3,127	141,372
Quest Diagnostics, Inc.	5,367	381,808
Tenet Healthcare Corp. (c)	3,732	113,080
UnitedHealth Group, Inc.	35,688	4,198,336
Universal Health Services, Inc. – Class B	3,414	407,939
		18,379,719
Health Care Technology (0.1%)
Cerner Corp. (c)	11,400	685,938
Life Sciences Tools & Services (0.6%)
Agilent Technologies, Inc.	12,409	518,820
	Shares	Value(a)
Illumina, Inc. (c)	5,482	$1,052,243
PerkinElmer, Inc.	4,191	224,512
Thermo Fisher Scientific, Inc.	14,944	2,119,806
Waters Corp. (c)	2,982	401,318
		4,316,699
Pharmaceuticals (5.7%)
Allergan PLC (c)	14,758	4,611,875
Bristol-Myers Squibb Co.	62,467	4,297,105
Eli Lilly & Co.	36,545	3,079,282
Endo International PLC (b) (c)	7,794	477,149
Johnson & Johnson	103,606	10,642,408
Mallinckrodt PLC (c)	4,341	323,969
Merck & Co., Inc.	104,602	5,525,077
Mylan NV (c)	15,467	836,301
Perrigo Co. PLC (b)	5,482	793,245
Pfizer, Inc.	231,143	7,461,296
Zoetis, Inc.	17,152	821,924
		38,869,631
Industrials (9.7%)
Aerospace & Defense (2.6%)
General Dynamics Corp.	11,127	1,528,405
Honeywell International, Inc.	28,858	2,988,823
L-3 Communications Holdings, Inc.	2,935	350,762
Lockheed Martin Corp.	9,896	2,148,916
Northrop Grumman Corp.	6,829	1,289,384
Precision Castparts Corp.	5,152	1,195,316
Raytheon Co.	11,274	1,403,951
Rockwell Collins, Inc.	4,921	454,208
The Boeing Co.	23,582	3,409,721
United Technologies Corp.	30,888	2,967,410
		17,736,896
Air Freight & Logistics (0.7%)
CH Robinson Worldwide, Inc.	5,377	333,481
Expeditors International of Washington, Inc.	6,980	314,798
FedEx Corp.	9,833	1,465,019
United Parcel Service, Inc. – Class B	26,066	2,508,331
		4,621,629
Airlines (0.6%)
American Airlines Group, Inc.	23,602	999,545
Delta Air Lines, Inc.	29,448	1,492,719
Southwest Airlines Co.	24,352	1,048,597
United Continental Holdings, Inc. (c)	13,959	799,851
		4,340,712
Building Products (0.1%)
Allegion PLC (b)	3,591	236,719
Masco Corp.	12,598	356,523
		593,242
Commercial Services & Supplies (0.4%)
Avery Dennison Corp.	3,411	213,733
Cintas Corp.	3,274	298,098
Pitney Bowes, Inc.	7,378	152,356
Republic Services, Inc.	8,971	394,634

See accompanying notes to financial statements.

SFT Advantus Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Stericycle, Inc. (c)	3,182	$383,749
The ADT Corp.	6,175	203,651
Tyco International PLC	15,829	504,787
Waste Management, Inc.	15,548	829,797
		2,980,805
Construction & Engineering (0.1%)
Fluor Corp.	5,302	250,360
Jacobs Engineering Group, Inc. (c)	4,589	192,509
Quanta Services, Inc. (c)	5,982	121,135
		564,004
Electrical Equipment (0.5%)
AMETEK, Inc.	8,907	477,326
Eaton Corp. PLC	17,329	901,801
Emerson Electric Co.	24,509	1,172,266
Rockwell Automation, Inc.	4,943	507,201
Roper Technologies, Inc.	3,774	716,267
		3,774,861
Industrial Conglomerates (2.5%)
3M Co.	23,055	3,473,005
Danaher Corp.	22,324	2,073,453
General Electric Co.	353,394	11,008,223
Textron, Inc.	10,247	430,477
		16,985,158
Machinery (1.1%)
Caterpillar, Inc.	21,801	1,481,596
Cummins, Inc.	6,150	541,262
Deere & Co.	11,673	890,300
Dover Corp.	5,802	355,721
Flowserve Corp.	4,900	206,192
Illinois Tool Works, Inc.	12,249	1,135,237
Ingersoll-Rand PLC	9,774	540,404
PACCAR, Inc.	13,234	627,292
Parker Hannifin Corp.	5,091	493,725
Pentair PLC (b)	6,749	334,278
Snap-On, Inc.	2,143	367,374
Xylem, Inc.	6,716	245,134
		7,218,515
Professional Services (0.3%)
Dun & Bradstreet Corp.	1,339	139,162
Equifax, Inc.	4,436	494,037
Nielsen Holdings PLC	13,631	635,205
Robert Half International, Inc.	4,968	234,192
United Rentals, Inc. (c)	3,475	252,076
Verisk Analytics, Inc. (c)	5,836	448,672
		2,203,344
Road & Rail (0.7%)
CSX Corp.	36,506	947,331
JB Hunt Transport Services, Inc.	3,390	248,690
Kansas City Southern	4,086	305,102
Norfolk Southern Corp.	11,179	945,632
Ryder System, Inc.	2,000	113,660
Union Pacific Corp.	31,981	2,500,914
		5,061,329
	Shares	Value(a)
Trading Companies & Distributors (0.1%)
Fastenal Co.	10,847	$442,775
WW Grainger, Inc.	2,175	440,633
		883,408
Information Technology (20.2%)
Communications Equipment (1.4%)
Cisco Systems, Inc.	190,070	5,161,351
F5 Networks, Inc. (c)	2,560	248,218
Harris Corp.	4,658	404,780
Juniper Networks, Inc.	13,292	366,859
Motorola Solutions, Inc.	6,016	411,795
QUALCOMM, Inc.	56,282	2,813,256
		9,406,259
Computers & Peripherals (3.7%)
Apple, Inc. (d)	208,764	21,974,498
EMC Corp.	72,598	1,864,317
NetApp, Inc.	10,946	290,397
SanDisk Corp.	7,514	570,989
Western Digital Corp.	8,676	520,994
		25,221,195
Electronic Equipment, Instruments & Components (0.4%)
Amphenol Corp. – Class A	11,542	602,839
Corning, Inc.	44,296	809,731
FLIR Systems, Inc.	5,172	145,178
Seagate Technology PLC	11,197	410,482
TE Connectivity, Ltd. (b)	14,464	934,519
		2,902,749
Internet Software & Services (4.2%)
Akamai Technologies, Inc. (c)	6,662	350,621
Alphabet, Inc. – Class A (c)	10,909	8,487,311
Alphabet, Inc. – Class C (c)	11,126	8,443,299
eBay, Inc. (c)	41,361	1,136,600
Facebook, Inc. – Class A (c)	85,015	8,897,670
VeriSign, Inc. (c)	3,674	320,961
Yahoo!, Inc. (c)	32,531	1,081,981
		28,718,443
IT Services (3.5%)
Accenture PLC – Class A (b)	23,395	2,444,777
Alliance Data Systems Corp. (c)	2,303	636,941
Automatic Data Processing, Inc.	17,269	1,463,030
Cognizant Technology Solutions Corp. – Class A (c)	22,768	1,366,535
CSRA, Inc.	5,156	154,680
Fidelity National Information Services, Inc.	10,388	629,513
Fiserv, Inc. (c)	8,557	782,623
International Business Machines Corp.	33,419	4,599,123
Mastercard, Inc. – Class A	37,077	3,609,817
Paychex, Inc.	12,015	635,473
PayPal Holdings, Inc. (c)	41,628	1,506,934
Teradata Corp. (c)	4,980	131,572
The Western Union Co.	18,919	338,839
Total System Services, Inc.	6,338	315,632
Visa, Inc. – Class A	72,883	5,652,077
		24,267,566

See accompanying notes to financial statements.

SFT Advantus Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Office Electronics (0.1%)
Xerox Corp.	35,634	$378,789
Semiconductors & Semiconductor Equipment (2.4%)
Analog Devices, Inc.	11,684	646,359
Applied Materials, Inc.	43,028	803,333
Avago Technologies, Ltd. (b)	9,818	1,425,083
Broadcom Corp. – Class A	21,006	1,214,567
First Solar, Inc. (c)	2,834	187,016
Intel Corp.	176,699	6,087,280
KLA-Tencor Corp.	5,839	404,935
Lam Research Corp.	5,930	470,961
Linear Technology Corp.	8,954	380,276
Microchip Technology, Inc.	7,605	353,937
Micron Technology, Inc. (c)	40,655	575,675
NVIDIA Corp.	19,137	630,755
Qorvo, Inc. (c)	5,292	269,363
Skyworks Solutions, Inc.	7,157	549,872
Texas Instruments, Inc.	37,983	2,081,848
Xilinx, Inc.	9,622	451,945
		16,533,205
Software (4.3%)
Activision Blizzard, Inc.	18,891	731,271
Adobe Systems, Inc. (c)	18,677	1,754,517
Autodesk, Inc. (c)	8,469	516,016
CA, Inc.	11,664	333,124
Citrix Systems, Inc. (c)	5,759	435,668
Electronic Arts, Inc. (c)	11,638	799,763
Intuit, Inc.	9,885	953,903
Microsoft Corp.	299,101	16,594,124
Oracle Corp.	119,880	4,379,216
Red Hat, Inc. (c)	6,844	566,752
Salesforce.com, Inc. (c)	23,371	1,832,286
Symantec Corp.	25,294	531,174
		29,427,814
Technology Hardware Storage & Peripherals (0.2%)
Hewlett Packard Enterprise Co.	67,333	1,023,461
HP, Inc.	67,639	800,846
		1,824,307
Materials (2.7%)
Chemicals (2.1%)
Air Products & Chemicals, Inc.	7,259	944,468
Airgas, Inc.	2,429	335,979
CF Industries Holdings, Inc.	8,727	356,149
Eastman Chemical Co.	5,564	375,626
Ecolab, Inc.	9,951	1,138,195
EI du Pont de Nemours & Co.	32,816	2,185,546
FMC Corp.	5,003	195,767
International Flavors & Fragrances, Inc.	3,004	359,399
LyondellBasell Industries NV – Class A	13,463	1,169,935
Monsanto Co.	16,469	1,622,526
PPG Industries, Inc.	10,082	996,303
Praxair, Inc.	10,665	1,092,096
The Dow Chemical Co.	42,106	2,167,617
	Shares	Value(a)
The Mosaic Co.	12,556	$346,420
The Sherwin-Williams Co.	3,016	782,954
		14,068,980
Construction Materials (0.1%)
Martin Marietta Materials, Inc.	2,422	330,797
Vulcan Materials Co.	4,992	474,090
		804,887
Containers & Packaging (0.3%)
Ball Corp.	5,104	371,214
International Paper Co.	15,523	585,217
Owens-Illinois, Inc. (c)	6,022	104,903
Sealed Air Corp.	7,392	329,683
WestRock Co.	9,627	439,184
		1,830,201
Metals & Mining (0.2%)
Alcoa, Inc.	49,056	484,183
Freeport-McMoRan, Inc.	43,280	293,005
Newmont Mining Corp.	19,812	356,418
Nucor Corp.	11,967	482,270
		1,615,876
Telecommunication Services (2.4%)
Diversified Telecommunication Services (2.4%)
AT&T, Inc.	230,357	7,926,585
CenturyLink, Inc.	20,557	517,214
Frontier Communications Corp.	43,742	204,275
Level 3 Communications, Inc. (c)	10,805	587,360
Verizon Communications, Inc.	152,356	7,041,894
		16,277,328
Utilities (2.9%)
Electric Utilities (1.6%)
American Electric Power Co., Inc.	18,378	1,070,886
Duke Energy Corp.	25,774	1,840,006
Edison International	12,199	722,303
Entergy Corp.	6,679	456,576
Eversource Energy	11,877	606,558
Exelon Corp.	34,432	956,177
FirstEnergy Corp.	15,840	502,603
NextEra Energy, Inc.	17,244	1,791,479
Pepco Holdings, Inc.	9,496	246,991
Pinnacle West Capital Corp.	4,150	267,592
PPL Corp.	25,154	858,506
Southern Co.	34,034	1,592,451
Xcel Energy, Inc.	19,002	682,362
		11,594,490
Gas Utilities (0.1%)
AGL Resources, Inc.	4,502	287,272
ONEOK, Inc.	7,836	193,236
		480,508
Independent Power Producers & Energy Traders (0.1%)
NRG Energy, Inc.	11,764	138,462
The AES Corp.	25,194	241,107
		379,569

See accompanying notes to financial statements.

SFT Advantus Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Multi-Utilities (1.1%)
Ameren Corp.	9,085	$392,745
CenterPoint Energy, Inc.	16,110	295,780
CMS Energy Corp.	10,374	374,294
Consolidated Edison, Inc.	10,978	705,556
Dominion Resources, Inc.	22,291	1,507,763
DTE Energy Co.	6,720	538,877
NiSource, Inc.	11,932	232,793
PG&E Corp.	18,364	976,781
Public Service Enterprise Group, Inc.	18,945	732,982
SCANA Corp.	5,351	323,682
Sempra Energy	8,829	830,014
TECO Energy, Inc.	8,808	234,733
WEC Energy Group, Inc.	11,820	606,485
		7,752,485
Total common stocks (cost: $305,872,762)		670,249,911
Short-Term Securities (4.8%)
Investment Companies (4.8%)
Wells Fargo Advantage Treasury Plus Money Market Fund, current rate 0.098%	33,004,374	33,004,374
Total short-term securities (cost: $33,004,374)		33,004,374
Total investments in securities (cost: $338,877,136) (e)		703,254,285
Liabilities in excess of cash and other assets (-2.3%)		(15,975,037)
Total net assets (100.0%)		$687,279,248

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Foreign security: The Fund held 2.3% of net assets in foreign securities at December 31, 2015.

(c)  Non-income producing security.

(d)  Fully or partially pledged as initial margin deposits on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2015, securities with an aggregate market value of $3,684,100 have been pledged to cover margin requirements for the following open futures contracts:

Type	Expiration	Number of Contracts	Position Type	Unrealized Appreciation/ (Depreciation)
S&P 500® E-Mini Index Future	March 2016	155	Long	$79,311
		155		$79,311

(e)  At December 31, 2015 the cost of securities for federal income tax purposes was $342,293,354. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$370,317,538
Gross unrealized depreciation	(9,356,607)
Net unrealized appreciation	$360,960,931

See accompanying notes to financial statements.

SFT Advantus International Bond Fund
Investments in Securities

December 31, 2015

(Percentages of each investment category relate to total net assets)

	Principal(b)	Value(a)
Long-Term Debt Securities (60.8%)
Brazil (8.1%)
Government (8.1%)
Brazil Letras do Tesouro Nacional (BRL) 14.203%, 07/01/16 (c)	$2,680,000	$631,782
18.579%, 01/01/19 (c)	8,180,000	1,306,497
19.097%, 07/01/19 (c)	12,580,000	1,863,516
Brazil Notas do Tesouro Nacional Serie B (BRL) 6.000%, 08/15/16	189,000	132,442
6.000%, 08/15/18	140,000	96,086
6.000%, 05/15/19	330,000	223,771
6.000%, 08/15/20	40,000	26,771
6.000%, 08/15/22	140,000	91,835
6.000%, 05/15/23	237,000	154,127
6.000%, 08/15/24	110,000	70,933
6.000%, 05/15/45	2,000,000	1,183,795
Brazil Notas do Tesouro Nacional Serie F (BRL) 10.000%, 01/01/17	6,610,000	1,590,443
10.000%, 01/01/21	3,390,000	682,086
10.000%, 01/01/23	970,000	184,022
10.000%, 01/01/25	5,170,000	934,648
		9,172,754
Hungary (2.5%)
Government (2.5%)
Hungary Government Bond (HUF) 6.750%, 11/24/17	146,220,000	549,584
Hungary Government International Bond (USD) 5.375%, 02/21/23	640,000	697,600
6.250%, 01/29/20	625,000	698,925
6.375%, 03/29/21	760,000	866,400
		2,812,509
Iceland (0.2%)
Government (0.2%)
Iceland Government International Bond (USD) 5.875%, 05/11/22 (d)	240,000	272,229
Indonesia (6.4%)
Government (6.4%)
Indonesia Treasury Bond (IDR) 5.625%, 05/15/23	7,513,000,000	447,864
6.125%, 05/15/28	228,000,000	12,986
7.000%, 05/15/22	6,960,000,000	458,239
7.000%, 05/15/27	152,000,000	9,476
7.875%, 04/15/19	6,116,000,000	431,417
8.250%, 07/15/21	2,107,000,000	149,084
8.375%, 03/15/24	14,479,000,000	1,021,219
8.375%, 09/15/26	10,241,000,000	723,675
9.000%, 03/15/29	506,000,000	36,722
9.500%, 07/15/23	18,680,000,000	1,394,204
10.000%, 09/15/24	1,959,000,000	150,680
10.000%, 02/15/28	76,000,000	5,895
10.250%, 07/15/22	4,158,000,000	320,897
11.000%, 11/15/20	8,353,000,000	655,303
11.500%, 09/15/19	466,000,000	36,512
	Principal(b)	Value(a)
12.800%, 06/15/21	$13,266,000,000	$1,120,773
12.900%, 06/15/22	3,446,000,000	297,428
		7,272,374
Ireland (0.8%)
Government (0.8%)
Ireland Government Bond (EUR) 5.400%, 03/13/25	617,580	917,981
Lithuania (0.8%)
Government (0.8%)
Lithuania Government International Bond (USD) 7.375%, 02/11/20 (d)	750,000	886,875
Malaysia (2.1%)
Government (2.1%)
Malaysia Government Bond (MYR) 3.172%, 07/15/16	2,631,000	615,150
3.314%, 10/31/17	180,000	42,386
3.394%, 03/15/17	4,220,000	991,509
3.814%, 02/15/17	960,000	226,036
4.012%, 09/15/17	110,000	26,188
4.262%, 09/15/16	1,949,000	460,309
		2,361,578
Mexico (8.1%)
Government (8.1%)
Mexican Bonos (MXN) 5.000%, 06/15/17	47,520,000	2,790,823
6.250%, 06/16/16	19,459,000	1,139,639
7.250%, 12/15/16	74,317,000	4,444,140
7.750%, 12/14/17	5,000,000	309,494
Mexican Udibonos (MXN) 2.500%, 12/10/20	1,485,204	83,649
3.500%, 12/14/17	2,690,588	160,520
4.000%, 06/13/19	1,856,505	111,730
5.000%, 06/16/16	2,717,493	160,883
		9,200,878
Philippines (1.7%)
Government (1.7%)
Philippine Government Bond (PHP) 1.625%, 04/25/16	55,070,000	1,167,236
7.000%, 01/27/16	31,960,000	681,141
9.125%, 09/04/16	730,000	16,191
		1,864,568
Poland (4.2%)
Government (4.2%)
Poland Government Bond (PLN) 1.790%, 01/25/17 (e)	2,011,000	509,699
1.790%, 01/25/21 (e)	2,040,000	507,298
2.963%, 01/25/16 (c)	4,340,000	1,098,026
4.750%, 10/25/16	1,680,000	436,260
5.000%, 04/25/16	1,650,000	422,178
5.750%, 09/23/22	5,900,000	1,775,401
		4,748,862

See accompanying notes to financial statements.

SFT Advantus International Bond Fund
Investments in Securities – continued

	Principal(b)	Value(a)
Portugal (2.5%)
Government (2.5%)
Portugal Government International Bond (USD) 5.125%, 10/15/24 (d)	$1,060,000	$1,077,808
Portugal Obrigacoes do Tesouro OT (EUR) 3.875%, 02/15/30 (d)	1,490,000	1,756,109
4.950%, 10/25/23	10,600	13,790
5.650%, 02/15/24	26,200	35,322
		2,883,029
Serbia (0.9%)
Government (0.9%)
Republic of Serbia (USD) 4.875%, 02/25/20 (d)	360,000	368,475
5.250%, 11/21/17 (d)	200,000	207,651
7.250%, 09/28/21 (d)	410,000	463,485
		1,039,611
Singapore (2.6%)
Government (2.6%)
Singapore Government Bond (SGD) 1.125%, 04/01/16	4,140,000	2,919,727
Slovenia (0.3%)
Government (0.3%)
Slovenia Government International Bond (USD) 5.500%, 10/26/22 (d)	330,000	368,341
South Korea (14.1%)
Financial (8.9%)
Korea Monetary Stabilization Bond (KRW) 1.560%, 10/02/17	4,367,200,000	3,718,998
1.700%, 08/02/17	1,106,100,000	944,101
1.960%, 02/02/17	130,100,000	111,340
2.070%, 12/02/16	249,300,000	213,456
2.460%, 08/02/16	352,500,000	302,148
2.780%, 02/02/16	273,450,000	233,433
2.790%, 06/02/16	4,567,000,000	3,914,159
2.800%, 04/02/16	774,650,000	662,649
		10,100,284
Government (5.2%)
Korea Treasury Bond (KRW) 2.000%, 12/10/17	1,816,600,000	1,559,497
2.750%, 06/10/16	2,511,500,000	2,152,586
3.000%, 12/10/16	2,562,020,000	2,212,551
		5,924,634
		16,024,918
Sri Lanka (0.6%)
Government (0.6%)
Sri Lanka Government Bond (LKR) 7.500%, 08/15/18	2,880,000	19,199
8.000%, 06/15/17	1,640,000	11,344
8.000%, 11/15/18	100,000	673
8.000%, 11/01/19	1,640,000	10,821
	Principal(b)	Value(a)
8.250%, 03/01/17	$80,000	$556
8.500%, 04/01/18	1,570,000	10,808
8.500%, 06/01/18	10,000	69
9.000%, 05/01/21	20,000	133
9.250%, 05/01/20	6,070,000	41,367
10.600%, 07/01/19	40,810,000	292,570
10.600%, 09/15/19	4,890,000	34,982
11.000%, 08/01/21	32,590,000	235,054
		657,576
Ukraine (4.9%)
Government (4.9%)
Ukraine Government International Bond (USD) 3.866%, 05/31/40 (d) (e)	1,369,509	540,956
7.750%, 09/01/19 (d) (f) (h)	9,709	8,986
7.750%, 09/01/20 (d) (h)	1,131,741	1,041,202
7.750%, 09/01/21 (d)	698,000	634,175
7.750%, 09/01/22 (d)	698,000	632,234
7.750%, 09/01/23 (d)	698,000	621,360
7.750%, 09/01/24 (d)	598,000	529,176
7.750%, 09/01/25 (d)	598,000	525,989
7.750%, 09/01/26 (d)	598,000	520,332
7.750%, 09/01/27 (d)	598,000	520,260
		5,574,670
Total long-term debt securities (cost: $77,602,054)		68,978,480
Short-Term Securities (35.9%)
Malaysia (2.7%)
Bank Negara Malaysia Monetary Note (MYR) 2.750%, 05/12/16 (c)	3,200,000	738,177
3.040%, 04/19/16 (c)	346,000	79,953
3.049%, 03/01/16 (c)	1,450,000	336,266
3.050%, 05/03/16 (c)	420,000	96,952
3.050%, 07/05/16 (c)	1,270,000	291,785
3.050%, 07/19/16 (c)	670,000	153,770
3.050%, 10/18/16 (c)	680,000	155,010
3.050%, 10/06/16 (c)	220,000	50,196
3.050%, 10/11/16 (c)	890,000	202,988
3.072%, 09/15/16 (c)	1,260,000	287,949
3.080%, 06/07/16 (c)	890,000	204,915
3.100%, 09/22/16 (c)	1,300,000	296,931
Malaysia Treasury Bill (MYR) 2.650%, 03/18/16 (c)	50,000	11,580
2.800%, 05/27/16 (c)	40,000	9,217
2.969%, 04/29/16 (c)	30,000	6,927
2.985%, 03/18/16 (c)	60,000	13,896
3.004%, 01/22/16 (c)	260,000	60,476
3.050%, 08/05/16 (c)	380,000	87,103
3.250%, 01/22/16 (c)	30,000	6,978
		3,091,069
Mexico (10.6%)
Mexican Cetes (MXN) 3.281%, 01/07/16 (c)	9,247,900	535,137
3.282%, 03/17/16 (c)	2,785,000	160,127
3.295%, 03/23/16 (c) (g)	4,657,400	267,641
3.328%, 01/21/16 (c)	8,387,300	484,761
3.329%, 04/14/16 (c)	8,889,100	509,733
3.339%, 02/04/16 (c)	20,078,600	1,159,169
3.382%, 03/31/16 (c)	21,070,900	1,209,977

See accompanying notes to financial statements.

SFT Advantus International Bond Fund
Investments in Securities – continued

	Shares/ Principal(b)	Value(a)
3.403%, 04/28/16 (c)	$13,011,700	$745,054
3.430%, 02/18/16 (c)	23,024,900	1,327,717
3.457%, 05/12/16 (c)	3,171,400	181,323
3.472%, 03/03/16 (c)	21,497,100	1,238,184
3.549%, 06/09/16 (c)	7,890,900	449,783
3.562%, 05/26/16 (c)	19,333,500	1,103,682
3.579%, 12/08/16 (c) (g)	1,430,900	80,024
3.589%, 06/23/16 (c)	30,301,400	1,724,855
3.633%, 10/13/16 (c) (g)	7,304,300	411,166
3.638%, 08/18/16 (c)	8,053,300	455,889
		12,044,222
Philippines (0.5%)
Philippine Treasury Bill (PHP) 1.053%, 03/09/16 (c) (g)	4,930,000	104,409
1.133%, 12/07/16 (c) (g)	4,500,000	93,922
1.267%, 02/03/16 (c)	9,340,000	197,980
1.294%, 08/03/16 (c)	3,880,000	81,381
1.374%, 09/07/16 (c)	640,000	13,473
1.452%, 03/02/16 (c)	2,790,000	59,004
1.462%, 05/04/16 (c) (g)	1,510,000	31,890
1.857%, 07/06/16 (c)	10,000	209
		582,268
South Korea (1.1%)
Korea Monetary Stabilization Bond (KRW) 1.482%, 01/05/16 (c)	55,100,000	46,981
1.482%, 01/12/16 (c)	112,200,000	95,639
1.520%, 09/09/16	41,500,000	35,370
1.530%, 10/08/16	159,000,000	135,502
1.560%, 08/09/16	204,700,000	174,522
1.610%, 11/09/16	748,900,000	638,575
1.620%, 06/09/16	43,100,000	36,763
1.740%, 05/09/16	89,900,000	76,717
		1,240,069
United States (4.8%)
Federal Home Loan Bank (USD) 0.030%, 01/04/16 (c)	5,500,000	5,500,000
Investment Companies (16.2%)
United States (16.2%)
State Street Institutional U.S. Government Money Market Fund (USD), current rate 0.000%	18,342,260	18,342,260
Total short-term securities (cost: $41,751,975)		40,799,888
Total investments in securities (cost: $119,354,029) (i)		109,778,368
Cash and other assets in excess of liabilities (3.3%)		3,753,525
Total net assets (100.0%)		$113,531,893

See accompanying notes to financial statements.

SFT Advantus International Bond Fund
Investments in Securities – continued

Foreign Forward Currency Contracts

On December 31, 2015, International Bond Fund had entered into forward foreign currency contracts that obligate the Fund to deliver currencies at specified future dates. Unrealized appreciation and depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Gain (Loss)	Counterparty
01/06/16	155,006	USD	108,551,000	CLP	$(1,834)	DBK
01/06/16	179,129	USD	125,444,000	CLP	(2,119)	DBK
01/07/16	107,578	USD	74,530,000	CLP	(2,423)	MSC
01/08/16	10,873,000	JPY	91,821	USD	1,426	GSC
01/11/16	248,671	USD	16,470,000	INR	76	DBK
01/11/16	14,608	USD	54,000	MYR	(2,037)	JPM
01/11/16	48,424	USD	179,000	MYR	(6,752)	JPM
01/11/16	180,595	USD	128,060,000	CLP	1	MSC
01/13/16	3,206,080	EUR	3,808,022	USD	324,599	SCB
01/14/16	9,980,000	JPY	84,180	USD	1,194	CIT
01/14/16	2,063,134	EUR	8,809,788	MYR	(191,130)	JPM
01/14/16	29,920,000	JPY	253,947	USD	5,156	SCB
01/15/16	33,230,000	JPY	282,825	USD	6,506	BCB
01/15/16	128,914	EUR	152,821	USD	12,748	CIT
01/15/16	71,607	USD	49,380,000	CLP	(2,001)	DBK
01/15/16	184,000	EUR	217,718	USD	17,791	GSC
01/15/16	21,600,000	JPY	183,150	USD	3,539	JPM
01/15/16	638,000	EUR	754,562	USD	61,339	JPM
01/15/16	141,863	EUR	168,043	USD	13,900	JPM
01/19/16	638,000	EUR	755,056	USD	61,769	BCB
01/19/16	161,000	EUR	178,109	USD	3,158	BCB
01/19/16	35,690,000	JPY	290,735	USD	(6,063)	HSB
01/19/16	636,000	EUR	751,529	USD	60,416	JPM
01/19/16	58,861	USD	3,868,000	INR	(518)	JPM
01/19/16	204,092	USD	144,350,000	CLP	(712)	MSC
01/19/16	45,710,000	JPY	370,247	USD	(9,877)	SCB
01/20/16	253,000	EUR	275,942	USD	1,012	BCB
01/20/16	459,600	EUR	538,812	USD	39,373	DBK
01/20/16	42,190	EUR	46,017	USD	170	DBK
01/20/16	481,244	USD	31,697,000	INR	(3,223)	DBK
01/21/16	190,000	EUR	221,749	USD	15,275	BCB
01/21/16	125,529	USD	86,050,000	CLP	(4,318)	DBK
01/21/16	842,288	EUR	3,590,000	PLN	(6,497)	DBK
01/21/16	3,590,000	PLN	843,277	EUR	7,572	DBK
01/22/16	10,020,000	JPY	81,094	USD	(2,237)	DBK
01/22/16	139,000	EUR	151,343	USD	288	DBK
01/22/16	94,757	USD	366,000	MYR	(9,617)	DBK
01/22/16	218,957	EUR	918,000	MYR	(24,398)	DBK
01/22/16	169,506	USD	117,115,000	CLP	(4,555)	MSC
01/25/16	76,725	USD	5,058,000	INR	(508)	DBK
01/25/16	245,190	USD	171,290,000	CLP	(4,021)	DBK
01/25/16	642,000	EUR	751,544	USD	53,814	JPM
01/25/16	2,370,000	USD	156,094,362	INR	(17,886)	JPM
01/25/16	67,597	USD	47,223,000	CLP	(1,108)	JPM
01/25/16	176,533	USD	127,280,000	CLP	2,673	MSC
01/26/16	183,477	USD	127,810,000	CLP	(3,546)	DBK
01/27/16	362,540	EUR	411,617	USD	17,589	BCB
01/27/16	184,000	EUR	202,915	USD	2,934	DBK
01/27/16	116,086	USD	7,654,000	INR	(790)	DBK
01/27/16	52,800,000	JPY	451,379	USD	12,226	GSC
01/27/16	184,000	EUR	202,307	USD	2,326	GSC
01/27/16	17,600,000	JPY	142,315	USD	(4,069)	JPM
01/28/16	95,847	USD	6,313,000	INR	(766)	DBK
01/28/16	141,757	USD	98,004,000	CLP	(3,819)	DBK
01/28/16	64,982,551	JPY	555,323	USD	14,835	HSB
01/28/16	37,583	USD	25,965,000	CLP	(1,038)	JPM
01/29/16	310,400	EUR	353,645	USD	16,270	CIT
01/29/16	50,203,538	JPY	428,226	USD	10,654	DBK

See accompanying notes to financial statements.

SFT Advantus International Bond Fund
Investments in Securities – continued

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Gain (Loss)	Counterparty
01/29/16	287,288	USD	18,951,166	INR	$(1,910)	DBK
01/29/16	304,728	USD	20,094,000	INR	(2,140)	HSB
01/29/16	363,119	USD	23,887,000	INR	(3,414)	JPM
02/02/16	1,673,293	BRL	439,046	USD	20,216	CIT
02/02/16	34,968	USD	139,293	BRL	(103)	CIT
02/02/16	384,336	USD	1,534,000	BRL	(372)	CIT
02/03/16	820,000	EUR	931,766	USD	40,401	DBK
02/04/16	140,506	USD	97,750,000	CLP	(3,037)	DBK
02/05/16	164,431	USD	10,920,000	INR	(180)	HSB
02/08/16	335,000	EUR	367,977	USD	3,779	BCB
02/08/16	252,283	USD	175,690,000	CLP	(5,312)	CIT
02/08/16	289,104	USD	19,213,833	INR	(239)	DBK
02/08/16	69,027	USD	47,932,000	CLP	(1,647)	DBK
02/08/16	104,490	USD	72,840,000	CLP	(2,097)	MSC
02/09/16	14,673,000	JPY	125,795	USD	3,725	CIT
02/09/16	454,000	EUR	521,464	USD	27,881	CIT
02/09/16	210,000	EUR	241,689	USD	13,380	GSC
02/09/16	51,000	EUR	58,625	USD	3,178	GSC
02/09/16	58,067	USD	3,868,000	INR	76	JPM
02/10/16	38,021	USD	2,528,000	INR	(26)	DBK
02/10/16	158,000	EUR	179,447	USD	7,667	HSB
02/10/16	7,551	USD	30,000	MYR	(582)	HSB
02/11/16	389,000	EUR	442,099	USD	19,162	BCB
02/11/16	341,000	EUR	387,557	USD	16,808	DBK
02/11/16	4,989	USD	20,000	MYR	(343)	HSB
02/12/16	716,958	USD	996,930	SGD	(15,049)	BCB
02/12/16	996,930	SGD	708,173	USD	6,264	BCB
02/12/16	83,579	USD	92,000,000	KRW	(5,161)	DBK
02/12/16	15,430,000	JPY	124,195	USD	(4,181)	DBK
02/12/16	176,223	USD	124,413,500	CLP	(1,407)	DBK
02/12/16	14,652,000	JPY	124,333	USD	2,430	GSC
02/12/16	107,000	EUR	117,564	USD	1,227	GSC
02/12/16	61,231	USD	43,367,000	CLP	(295)	JPM
02/16/16	1,242,806	USD	19,151,013	MXN	(136,954)	CIT
02/16/16	19,151,013	MXN	1,233,901	USD	128,049	CIT
02/16/16	523,086	USD	1,927,206	MYR	(75,543)	DBK
02/16/16	237,036	USD	15,917,000	INR	1,964	DBK
02/16/16	189,435	USD	134,309,250	CLP	(794)	DBK
02/16/16	380,925	USD	25,664,000	INR	4,431	HSB
02/16/16	203,479	USD	144,350,000	CLP	(736)	MSC
02/16/16	160,000	EUR	182,004	USD	8,024	SCB
02/17/16	69,593	USD	49,380,000	CLP	(245)	DBK
02/17/16	6,828,270	JPY	57,902	USD	1,086	GSC
02/17/16	210,000	EUR	241,275	USD	12,921	GSC
02/17/16	8,030,000	JPY	67,971	USD	1,156	JPM
02/17/16	412,000	EUR	472,997	USD	24,987	JPM
02/18/16	33,760	USD	24,160,000	CLP	167	BCB
02/19/16	115,336	USD	485,000	MYR	(2,730)	HSB
02/22/16	162,322	USD	117,115,000	CLP	2,065	MSC
02/23/16	183,564	USD	132,460,000	CLP	2,341	DBK
02/23/16	359,484	USD	24,082,000	INR	1,723	JPM
02/24/16	136,593	USD	192,500	SGD	(1,112)	DBK
02/24/16	22,797,000	JPY	185,307	USD	(4,407)	DBK
02/24/16	192,500	SGD	133,600	USD	(1,881)	DBK
02/24/16	45,752,000	JPY	371,831	USD	(8,910)	HSB
02/25/16	190,879	USD	137,500,000	CLP	2,058	BCB
02/25/16	19,720,000	JPY	167,167	USD	3,056	HSB
02/25/16	40,782	USD	29,500,000	CLP	611	JPM
02/25/16	35,905	USD	25,965,000	CLP	528	JPM
02/26/16	54,600,000	JPY	460,003	USD	5,611	BCB
02/26/16	789,099	EUR	900,465	USD	42,207	BCB
02/26/16	132,617	EUR	151,426	USD	7,186	BOA
02/26/16	54,300	EUR	61,864	USD	2,805	DBK
02/26/16	573,378	USD	815,000	SGD	178	DBK

See accompanying notes to financial statements.

SFT Advantus International Bond Fund
Investments in Securities – continued

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Gain (Loss)	Counterparty
02/26/16	815,000	SGD	578,979	USD	$5,423	DBK
02/26/16	824,228	USD	1,165,870	SGD	(3,746)	MSC
02/26/16	1,165,870	SGD	821,654	USD	1,173	MSC
02/29/16	485,214	EUR	555,070	USD	27,292	DBK
02/29/16	534,918	USD	386,184,000	CLP	6,738	DBK
02/29/16	73,808,000	JPY	618,002	USD	3,721	HSB
03/02/16	86,000	EUR	96,931	USD	3,382	DBK
03/02/16	184,755	USD	132,543,000	CLP	1,109	DBK
03/03/16	72,323	USD	51,700,000	CLP	168	BCB
03/03/16	167,398	USD	119,882,000	CLP	693	CIT
03/03/16	44,000,000	JPY	371,316	USD	5,096	JPM
03/03/16	141,764	USD	9,556,000	INR	1,366	JPM
03/04/16	74,750	EUR	84,281	USD	2,965	DBK
03/04/16	20,800,000	JPY	174,974	USD	1,848	HSB
03/07/16	13,000	EUR	14,648	USD	506	DBK
03/09/16	57,903,900	JPY	485,502	USD	3,478	BCB
03/09/16	417,300	EUR	464,889	USD	10,878	BCB
03/09/16	104,000	EUR	115,638	USD	2,489	HSB
03/10/16	730,071	EUR	801,107	USD	6,788	CIT
03/10/16	294,000	EUR	322,268	USD	2,396	MSC
03/11/16	65,476	USD	4,419,000	INR	622	CIT
03/11/16	189,141	USD	134,309,250	CLP	(981)	DBK
03/11/16	462,367	USD	7,354,410	MXN	(38,410)	HSB
03/11/16	7,354,410	MXN	472,998	USD	49,041	HSB
03/14/16	457,484	USD	651,000	SGD	409	DBK
03/14/16	651,000	SGD	462,309	USD	4,416	DBK
03/16/16	80,099	EUR	85,717	USD	(1,445)	BCB
03/16/16	55,874	EUR	59,869	USD	(932)	CIT
03/16/16	121,204	USD	87,130,000	CLP	795	DBK
03/16/16	390,358	USD	553,000	SGD	(1,419)	HSB
03/16/16	553,000	SGD	389,393	USD	454	HSB
03/16/16	27,000	EUR	28,913	USD	(468)	JPM
03/16/16	114,111	USD	82,000,000	CLP	706	JPM
03/21/16	33,313	EUR	37,857	USD	1,601	BCB
03/22/16	77,666,000	JPY	645,731	USD	(1,158)	CIT
03/22/16	29,650,000	JPY	246,479	USD	(479)	MSC
03/23/16	45,378	EUR	48,755	USD	(635)	BCB
03/23/16	384,000	EUR	432,883	USD	14,937	DBK
03/23/16	616,157	EUR	694,394	USD	23,768	UBS
03/24/16	81,780	EUR	91,421	USD	2,409	BCB
03/24/16	28,159,000	JPY	234,522	USD	(38)	DBK
03/28/16	42,092,130	JPY	355,340	USD	4,660	BCB
03/29/16	989,000	EUR	1,094,665	USD	18,054	BOA
03/29/16	126,400	EUR	140,089	USD	2,492	BOA
03/29/16	993,800	EUR	1,094,691	USD	12,855	BOA
03/29/16	94,407	EUR	106,614	USD	3,844	CIT
03/29/16	142,000	EUR	156,498	USD	1,919	DBK
03/29/16	179,000	EUR	202,002	USD	7,145	DBK
03/30/16	592,400	EUR	656,832	USD	11,936	BOA
03/31/16	22,832	EUR	25,060	USD	204	DBK
03/31/16	36,048	USD	160,000	MYR	995	HSB
03/31/16	9,763,000	JPY	81,752	USD	404	JPM
04/01/16	122,716	EUR	134,002	USD	404	BCB
04/01/16	170,114	USD	769,000	MYR	7,912	HSB
04/08/16	266,300	EUR	295,535	USD	5,559	CIT
04/08/16	117,793,770	JPY	4,300,000	MYR	13,223	JPM
04/11/16	26,744	USD	100,000	MYR	(3,607)	HSB
04/13/16	12,300,000	JPY	102,960	USD	424	CIT
04/13/16	121,475	EUR	131,537	USD	(760)	DBK
04/13/16	123,729,584	JPY	4,400,000	MYR	(13,564)	JPM
04/13/16	301,000	EUR	323,041	USD	(4,773)	SCB
04/14/16	244,000	EUR	260,743	USD	(5,002)	JPM
04/15/16	1,260,000	EUR	1,437,654	USD	65,320	CIT
04/18/16	22,030,000	JPY	186,041	USD	2,362	BCB

See accompanying notes to financial statements.

SFT Advantus International Bond Fund
Investments in Securities – continued

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Gain (Loss)	Counterparty
04/18/16	385,458	USD	1,465,895	MYR	$(46,436)	DBK
04/18/16	510,253	EUR	543,675	USD	(12,124)	HSB
04/20/16	1,004,000	EUR	1,146,327	USD	52,639	HSB
04/21/16	13,240,000	JPY	112,285	USD	1,883	JPM
04/21/16	32,855	EUR	35,795	USD	3	JPM
04/21/16	15,980,000	JPY	135,518	USD	2,269	JPM
04/22/16	119,438	EUR	129,320	USD	(796)	BCB
04/22/16	142,170,490	JPY	1,190,000	USD	4,471	JPM
04/27/16	341,000	EUR	377,555	USD	6,009	DBK
04/29/16	84,263	EUR	92,097	USD	279	BCB
04/29/16	97,340	USD	419,000	MYR	(495)	JPM
04/29/16	535,000	EUR	589,196	USD	6,233	SCB
05/04/16	699,000	EUR	773,933	USD	12,144	BOA
05/05/16	336,531	EUR	378,454	USD	11,681	BCB
05/09/16	32,000	EUR	35,853	USD	973	BCB
05/09/16	75,000	EUR	81,977	USD	226	GSC
05/12/16	805,000	EUR	868,023	USD	(9,516)	BCB
05/12/16	19,620,000	JPY	159,894	USD	(3,822)	GSC
05/12/16	82,000	EUR	88,187	USD	(1,202)	GSC
05/12/16	14,666,000	JPY	119,424	USD	(2,955)	SCB
05/12/16	16,000	EUR	17,183	USD	(258)	SCB
05/16/16	153,000	EUR	165,535	USD	(1,273)	GSC
05/16/16	437,000	EUR	470,660	USD	(5,781)	MSC
05/16/16	13,769,800	JPY	112,653	USD	(2,263)	SCB
05/18/16	74,624,550	JPY	609,683	USD	(13,136)	BOA
05/18/16	74,514,200	JPY	630,195	USD	8,297	CIT
05/18/16	1,755,000	AUD	1,242,540	USD	(26,196)	JPM
05/19/16	74,602,500	JPY	627,123	USD	4,467	BCB
05/19/16	74,400,375	JPY	625,560	USD	4,591	BOA
05/19/16	56,774,000	JPY	463,197	USD	(10,657)	CIT
05/19/16	403,000	AUD	283,905	USD	(7,421)	CIT
05/19/16	91,897	USD	405,080	MYR	1,628	DBK
05/19/16	74,662,400	JPY	630,674	USD	7,519	HSB
05/19/16	1,285,000	AUD	904,640	USD	(24,280)	JPM
05/20/16	50,830	USD	225,000	MYR	1,114	HSB
05/20/16	41,201,000	JPY	346,908	USD	3,020	JPM
05/23/16	62,000	EUR	69,535	USD	1,923	BCB
05/24/16	154,000	EUR	165,522	USD	(2,420)	GSC
05/25/16	11,968,000	JPY	97,925	USD	(1,984)	HSB
05/26/16	131,855	EUR	153,581	USD	9,779	BCB
05/26/16	64,764,000	JPY	550,013	USD	9,346	BCB
05/26/16	52,556,000	JPY	443,361	USD	4,610	SCB
06/06/16	22,710	EUR	25,263	USD	487	BCB
06/06/16	100,000	EUR	106,510	USD	(2,590)	DBK
06/06/16	737,103	EUR	835,609	USD	31,431	HSB
06/08/16	46,300,000	JPY	375,825	USD	(10,868)	CIT
06/09/16	69,400,000	JPY	565,308	USD	(14,333)	HSB
06/09/16	202,851	EUR	220,499	USD	(833)	HSB
06/09/16	30,600	EUR	33,268	USD	(120)	SCB
06/10/16	62,600,000	JPY	504,123	USD	(18,740)	BCB
06/10/16	91,710,000	JPY	739,150	USD	(26,854)	CIT
06/10/16	66,670,000	JPY	537,813	USD	(19,045)	HSB
06/13/16	133,550	EUR	151,299	USD	5,563	DBK
06/13/16	22,100,000	JPY	179,462	USD	(5,146)	DBK
06/13/16	61,770,000	JPY	501,109	USD	(14,873)	JPM
06/14/16	989,000	AUD	707,788	USD	(6,342)	CIT
06/14/16	1,467,000	AUD	1,061,455	USD	2,175	JPM
06/15/16	69,000	EUR	78,628	USD	3,327	DBK
06/16/16	17,886,000	JPY	145,828	USD	(3,594)	CIT
06/16/16	46,950,000	JPY	391,576	USD	(650)	HSB
06/16/16	1,699,977	USD	7,400,000	MYR	5,890	HSB
06/16/16	26,000,000	JPY	211,886	USD	(5,321)	JPM
06/17/16	74,100	AUD	53,200	USD	(298)	CIT
06/17/16	46,870,000	JPY	387,461	USD	(4,110)	DBK
See accompanying notes to financial statements.

SFT Advantus International Bond Fund
Investments in Securities – continued

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Gain (Loss)	Counterparty
06/20/16	149,300	AUD	113,581	USD	$5,804	CIT
06/20/16	35,200,000	JPY	290,503	USD	(3,601)	CIT
06/20/16	370,000	AUD	280,730	USD	13,633	JPM
06/22/16	46,960,000	JPY	384,288	USD	(8,101)	DBK
06/22/16	4,111,000	AUD	3,117,371	USD	149,969	JPM
07/08/16	133,213	USD	515,800	MYR	(14,450)	DBK
07/13/16	261,688	USD	1,023,987	MYR	(25,972)	HSB
07/14/16	262,891	USD	1,023,565	MYR	(27,283)	DBK
07/15/16	296,911	USD	1,160,000	MYR	(29,910)	DBK
07/19/16	112,125	USD	467,000	MYR	(4,655)	JPM
07/20/16	59,343	USD	232,000	MYR	(5,955)	DBK
07/20/16	187,673	EUR	813,000	MYR	(17,971)	DBK
07/25/16	32,786,000	JPY	266,557	USD	(7,727)	CIT
07/25/16	126,000	EUR	138,945	USD	1,249	DBK
07/25/16	194,339	USD	841,000	MYR	(855)	HSB
07/25/16	51,000,000	JPY	414,567	USD	(12,093)	JPM
07/26/16	149,988	USD	628,000	MYR	(5,515)	DBK
07/26/16	96,649	USD	418,635	MYR	(341)	HSB
07/27/16	273,243	EUR	1,180,000	MYR	(27,181)	DBK
07/27/16	113,732	USD	445,000	MYR	(11,364)	DBK
07/28/16	30,914	EUR	34,136	USD	349	CIT
07/29/16	60,350,000	JPY	494,075	USD	(10,884)	BCB
07/29/16	535,000	EUR	596,680	USD	11,932	JPM
07/29/16	268,255	EUR	1,180,000	MYR	(21,776)	JPM
08/05/16	97,592	EUR	107,730	USD	1,036	BCB
08/05/16	536,000	EUR	592,896	USD	6,905	CIT
08/05/16	535,000	EUR	590,587	USD	5,689	HSB
08/05/16	366,500	EUR	404,625	USD	3,943	JPM
08/08/16	285,324	USD	1,143,865	MYR	(22,338)	HSB
08/10/16	76,884	EUR	84,446	USD	375	CIT
08/10/16	61,530,000	JPY	498,086	USD	(16,984)	CIT
08/11/16	273,000	EUR	301,377	USD	2,850	DBK
08/12/16	15,430,000	JPY	125,097	USD	(4,078)	BCB
08/17/16	181,986	USD	256,000	SGD	(2,596)	BCB
08/17/16	256,000	SGD	180,963	USD	1,573	BCB
08/17/16	136,509	USD	192,000	SGD	(1,966)	HSB
08/17/16	192,000	SGD	134,523	USD	(19)	HSB
08/18/16	51,438,000	JPY	417,815	USD	(12,907)	DBK
08/18/16	89,918	USD	106,000,000	KRW	355	JPM
08/22/16	96,755,000	JPY	785,222	USD	(25,093)	HSB
08/22/16	69,639,000	JPY	565,084	USD	(18,136)	JPM
08/24/16	23,068,000	JPY	188,187	USD	(5,020)	BCB
08/24/16	1,031,933	USD	1,228,000,000	KRW	13,866	HSB
08/26/16	65,692,000	JPY	557,605	USD	7,356	JPM
08/26/16	743,770	EUR	866,388	USD	52,624	SCB
08/29/16	38,472,000	JPY	323,430	USD	1,144	DBK
08/29/16	33,447,000	JPY	281,071	USD	880	JPM
08/29/16	327,271	EUR	376,427	USD	18,318	JPM
08/31/16	51,798	EUR	58,584	USD	1,901	DBK
08/31/16	22,848,000	JPY	191,194	USD	(222)	JPM
09/14/16	982,000	AUD	707,413	USD	907	CIT
09/20/16	22,560,000	JPY	186,770	USD	(2,379)	BCB
10/11/16	404,175	EUR	458,334	USD	15,356	DBK
10/13/16	602,000	EUR	682,734	USD	22,878	HSB
10/24/16	27,530,000	JPY	231,817	USD	655	BCB
10/27/16	249,043	EUR	277,253	USD	4,103	BCB
11/09/16	13,826,020	JPY	114,872	USD	(1,310)	CIT
11/09/16	3,406,000	EUR	3,744,897	USD	7,002	DBK
11/14/16	34,439,000	JPY	283,006	USD	(6,458)	CIT
11/14/16	956,000	EUR	1,033,302	USD	(16,092)	CIT
11/14/16	22,910,000	JPY	188,118	USD	(4,443)	HSB
11/14/16	13,582,000	JPY	111,437	USD	(2,722)	JPM
11/16/16	14,665,000	JPY	120,874	USD	(2,399)	CIT
11/16/16	18,200,000	JPY	149,936	USD	(3,052)	MSC

See accompanying notes to financial statements.

SFT Advantus International Bond Fund
Investments in Securities – continued

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Gain (Loss)	Counterparty
11/17/16	115,000	EUR	124,973	USD	$(1,279)	DBK
11/18/16	45,867,000	JPY	377,702	USD	(7,890)	DBK
11/21/16	63,773,000	JPY	523,180	USD	(13,019)	CIT
11/25/16	333,000	EUR	358,649	USD	(7,064)	MSC
11/25/16	191,000	EUR	206,753	USD	(3,011)	MSC
12/12/16	994,000	AUD	707,409	USD	(5,459)	JPM
12/14/16	494,000	AUD	353,645	USD	(613)	JPM
12/15/16	89,000	EUR	99,051	USD	1,219	JPM
					$689,203

At December 31, 2015, the Fund had the following interest rate swap contracts outstanding.

Interest Rate Swap Contracts

Description	Counterparty	Expiration Date	Notional Amount	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 0.926%	CIT	10/17/17	$6,540,000	$12,241	$—
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 1.817%	CIT	02/03/25	440,000	8,190	—
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 1.914%	CIT	01/22/25	1,760,000	16,277	—
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 1.937%	CIT	01/29/25	320,000	2,448	—
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 1.942%	CIT	01/30/25	270,000	1,967	—
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 1.970%	CIT	01/23/25	2,200,000	9,636	—
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 1.973%	CIT	01/27/25	1,300,000	5,617	—
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 1.978%	CIT	03/27/25	750,000	6,014	—
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 1.985%	CIT	03/27/25	750,000	5,532	—
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 2.695%	CIT	05/09/24	4,260,000	—	(214,817)
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 2.731%	CIT	07/08/24	1,250,000	—	(80,480)
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 3.388%	CIT	05/09/44	2,028,000	—	(322,089)
Net unrealized appreciation (depreciation)				$67,922	$(617,386)

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Principal amounts for foreign debt securities are denominated in the currencies indicated. United States debt securities are denominated in U.S. Dollars.

(c)  Rate represents annualized yield at date of purchase.

(d)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program. This security has been determined to be liquid unless otherwise indicated.

(e)  Variable rate security.

(f)  Illiquid security. (See Note 5.)

(g)  These securities are being fair-valued according to procedures approved by the Board of Trustees.

(h)  All or a portion of the security relates to proceeds from an exchange offer. Aggregate value of proceeds is $92,361 as of December 31, 2015.

(i)  At December 31, 2015 the cost of securities for federal income tax purposes was $119,354,029. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$711,887
Gross unrealized depreciation	(10,287,548)
Net unrealized depreciation	$(9,575,661)

See accompanying notes to financial statements.

SFT Advantus International Bond Fund
Investments in Securities – continued

Currency Legend

AUD  Australian Dollar

BRL  Brazilian Real

CLP  Chilean Peso

EUR  Euro

HUF  Hungarian Forint

IDR  Indonesian Rupiah

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

LKR  Sri Lankan Rupee

MXN  Mexican Peso

MYR  Malaysian Ringgit

PHP  Philippine Peso

PLN  Polish Zloty

SGD  Singapore Dollar

USD  United States Dollar

Counterparty Legend

BCB  Barclays Bank PLC

BOA  Bank of America Merrill Lynch

CIT  Citibank NA

DBK  Deutsche Bank AG

GSC  Goldman Sachs

HSB  HSBC Bank PLC

JPM  JPMorgan Chase Bank NA

MSC  Morgan Stanley and Co., Inc.

SCB  Standard Chartered Bank

UBS  UBS AG

See accompanying notes to financial statements.

SFT Advantus Managed Volatility Fund
Investments in Securities

December 31, 2015

(Percentages of each investment category relate to total net assets)

	Principal	Value(a)
Long-Term Debt Securities (40.0%)
Government Obligations (1.8%)
U.S. Government Agencies and Obligations (1.8%)
Federal Home Loan Mortgage Corporation (FHLMC) (0.7%)
3.000%, 09/01/43	$211,865	$212,008
3.500%, 10/01/44	418,489	431,139
3.500%, 11/01/44	424,536	437,368
3.500%, 12/01/44	442,738	456,120
		1,536,635
Federal National Mortgage Association (FNMA) (0.6%)
3.000%, 04/01/43	323,688	324,414
3.000%, 05/01/43	153,769	154,108
3.000%, 06/01/43	406,453	407,325
3.500%, 08/01/42	182,207	188,530
3.500%, 02/01/43	197,773	205,638
		1,280,015
U.S. Treasury (0.5%)
U.S. Treasury Note, 0.625%, 04/30/18 (b)	1,000,000	987,148
Total government obligations (cost: $3,775,550)		3,803,798
Asset-Backed Security (0.5%)
Longtrain Leasing III LLC 2015-1A Class A2, 4.060%, 01/15/45 (c) (d)	1,000,000	992,866
Total asset-backed securities (cost: $999,566)		992,866
Other Mortgage-Backed Securities (0.5%)
Commercial Mortgage-Backed Securities (0.5%)
CSMC Mortgage Trust, 4.276%, 11/15/37 (c) (d) (e)	1,000,000	1,011,992
Corporate Obligations (37.2%)
Basic Materials (0.1%)
Mining (0.1%)
BHP Billiton Finance USA, Ltd., 2.875%, 02/24/22 (f)	250,000	230,472
Communications (3.0%)
Cable/Satellite TV (0.7%)
Comcast Corp. 4.200%, 08/15/34	500,000	495,296
4.650%, 07/15/42	250,000	254,400
DIRECTV Holdings LLC, 4.600%, 02/15/21	750,000	794,378
		1,544,074
Media (1.1%)
CBS Corp., 3.500%, 01/15/25	750,000	714,998
4.000%, 01/15/26	250,000	243,785
Time Warner, Inc., 4.850%, 07/15/45	1,000,000	952,249
	Principal	Value(a)
Viacom, Inc., 5.625%, 09/15/19	$250,000	$269,975
		2,181,007
Telecommunication (0.5%)
Crown Castle Towers LLC, 3.663%, 05/15/25 (d)	1,000,000	970,463
Telephone — Integrated (0.6%)
AT&T, Inc. 4.350%, 06/15/45	250,000	213,868
4.500%, 05/15/35	1,000,000	924,861
		1,138,729
Wireless Telecommunication Services (0.1%)
Rogers Communications, Inc., 4.100%, 10/01/23 (f)	250,000	257,594
Consumer Cyclical (1.5%)
Home Furnishings (0.5%)
Harman International Industries, Inc., 4.150%, 05/15/25	1,000,000	958,403
Retail (1.0%)
AutoZone, Inc., 3.250%, 04/15/25	1,000,000	966,884
Target Corp., 3.500%, 07/01/24	750,000	778,255
Wal-Mart Stores, Inc., 1.950%, 12/15/18	250,000	253,707
		1,998,846
Consumer Staples (0.6%)
Beverages (0.2%)
The Coca-Cola Co., 3.200%, 11/01/23 (b)	500,000	517,340
Consumer Products — Miscellaneous (0.4%)
Johnson (S.C.) & Son, Inc., 3.350%, 09/30/24 (d)	750,000	741,606
Consumer, Non-cyclical (0.6%)
Commercial Service — Finance (0.1%)
Moody's Corp., 4.875%, 02/15/24	250,000	266,020
Drugstore Chains (0.1%)
CVS Pass-Through Trust, 6.943%, 01/10/30	199,148	227,695
Food (0.1%)
ConAgra Foods, Inc., 5.819%, 06/15/17	250,000	263,731
Pharmaceuticals (0.3%)
Novartis Capital Corp., 3.400%, 05/06/24	500,000	516,194
Energy (5.5%)
Oil, Gas & Consumable Fuels (2.9%)
Apache Corp., 3.250%, 04/15/22	181,000	172,391

See accompanying notes to financial statements.

SFT Advantus Managed Volatility Fund
Investments in Securities – continued

	Principal	Value(a)
Chevron Corp., 3.191%, 06/24/23	$250,000	$251,330
Ensco PLC, 4.500%, 10/01/24 (f)	750,000	516,278
EOG Resources, Inc., 2.625%, 03/15/23	250,000	236,840
Marathon Petroleum Corp., 3.625%, 09/15/24	750,000	698,876
Noble Energy, Inc., 3.900%, 11/15/24 (b)	1,000,000	890,022
Phillips 66, 4.650%, 11/15/34	1,000,000	937,267
Rowan Cos., Inc., 4.750%, 01/15/24	500,000	355,559
Total Capital International SA, 3.750%, 04/10/24 (f)	750,000	761,769
Valero Energy Corp., 3.650%, 03/15/25	1,000,000	943,223
		5,763,555
Pipelines (2.6%)
Columbia Pipeline Group, Inc., 4.500%, 06/01/25 (d)	1,000,000	906,240
Enbridge Energy Partners L.P., 6.500%, 04/15/18	250,000	261,927
Energy Transfer Partners L.P., 4.900%, 03/15/35	1,000,000	727,111
Enterprise Products Operating LLC, 5.750%, 03/01/35	250,000	231,123
Florida Gas Transmission Co. LLC, 4.350%, 07/15/25 (d)	1,000,000	916,897
Kinder Morgan, Inc., 5.300%, 12/01/34	750,000	591,030
Plains All American Pipeline L.P./PAA Finance Corp., 3.850%, 10/15/23	250,000	210,356
Spectra Energy Partners L.P., 2.950%, 09/25/18	250,000	245,640
Sunoco Logistics Partners Operations L.P., 4.250%, 04/01/24	1,000,000	864,879
Williams Partners L.P., 4.300%, 03/04/24	500,000	396,220
		5,351,423
Financial (10.8%)
Banks (4.3%)
Associated Banc-Corp, 4.250%, 01/15/25	750,000	750,459
Bank of America Corp. 3.950%, 04/21/25	1,000,000	973,769
5.700%, 01/24/22	250,000	281,923
Bank of Montreal, 2.375%, 01/25/19 (f)	250,000	252,104
	Principal	Value(a)
Capital One Financial Corp., 4.750%, 07/15/21	$250,000	$270,789
Citigroup, Inc. 3.300%, 04/27/25	750,000	736,570
5.300%, 01/07/16	250,000	250,033
Credit Suisse Group Funding Guernsey, Ltd., 2.750%, 03/26/20 (d) (f)	600,000	594,313
Discover Bank 3.100%, 06/04/20	1,000,000	1,002,269
4.250%, 03/13/26	500,000	503,363
HSBC Bank USA NA, 4.875%, 08/24/20	250,000	272,937
JPMorgan Chase & Co. 3.125%, 01/23/25	1,000,000	972,801
4.500%, 01/24/22	250,000	269,652
KeyBank NA, 3.180%, 05/22/22	1,000,000	988,012
PNC Bank NA, 3.800%, 07/25/23	250,000	257,832
SunTrust Bank, 2.750%, 05/01/23	250,000	239,057
Wells Fargo & Co., 5.125%, 09/15/16	250,000	256,987
		8,872,870
Diversified Financial Services (1.3%)
CME Group, Inc., 3.000%, 03/15/25	1,000,000	981,054
Discover Financial Services, 3.750%, 03/04/25	1,000,000	960,306
TD Ameritrade Holding Corp., 2.950%, 04/01/22	700,000	693,379
		2,634,739
Insurance (1.9%)
Assured Guaranty US Holdings, 5.000%, 07/01/24	500,000	519,447
First American Financial Corp., 4.600%, 11/15/24	750,000	759,284
Liberty Mutual Group, Inc., 4.250%, 06/15/23 (d)	750,000	762,051
Metropolitan Life Global Funding I, 3.875%, 04/11/22 (d)	250,000	260,784
Old Republic International Corp., 4.875%, 10/01/24	750,000	768,574
StanCorp Financial Group, Inc., 5.000%, 08/15/22	750,000	780,328
		3,850,468
Real Estate Investment Trust — Diversified (0.5%)
Retail Properties of America, Inc., 4.000%, 03/15/25	1,000,000	943,018

See accompanying notes to financial statements.

SFT Advantus Managed Volatility Fund
Investments in Securities – continued

	Principal	Value(a)
Real Estate Investment Trust — Health Care (0.5%)
Healthcare Realty Trust, Inc., 3.875%, 05/01/25	$1,000,000	$967,206
Real Estate Investment Trust — Office Property (0.2%)
Alexandria Real Estate Equities, Inc., 4.500%, 07/30/29 (b)	500,000	489,032
Real Estate Investment Trust — Residential (0.4%)
UDR, Inc., 4.000%, 10/01/25	750,000	757,144
Real Estate Investment Trust — Shopping Centers (0.1%)
Retail Opportunity Investments Partnership L.P., 5.000%, 12/15/23	250,000	255,255
Real Estate Investment Trust — Single Tenant (0.7%)
Realty Income Corp., 5.950%, 09/15/16	250,000	257,419
Select Income REIT, 4.500%, 02/01/25	750,000	697,059
Tanger Properties L.P., 3.875%, 12/01/23	500,000	497,902
		1,452,380
Real Estate Investment Trust — Storage (0.3%)
CubeSmart L.P., 4.375%, 12/15/23	500,000	514,454
Specialized REITs (0.6%)
Essex Portfolio L.P., 3.500%, 04/01/25	1,000,000	962,020
HCP, Inc., 4.250%, 11/15/23	250,000	250,351
		1,212,371
Health Care (4.1%)
Biotechnology (0.6%)
Amgen, Inc., 5.700%, 02/01/19	250,000	275,621
Celgene Corp., 3.875%, 08/15/25	1,000,000	995,950
		1,271,571
Health Care Equipment & Supplies (1.0%)
St Jude Medical, Inc. 3.875%, 09/15/25	750,000	756,997
4.750%, 04/15/43	250,000	244,360
Zimmer Biomet Holdings, Inc., 3.550%, 04/01/25	1,000,000	971,722
		1,973,079
Health Care Providers & Services (0.7%)
Laboratory Corp. of America Holdings, 4.000%, 11/01/23	250,000	252,519
	Principal	Value(a)
UnitedHealth Group, Inc. 2.750%, 02/15/23	$250,000	$245,054
3.750%, 07/15/25	1,000,000	1,030,876
		1,528,449
Pharmaceuticals (1.8%)
AbbVie, Inc., 3.600%, 05/14/25	1,000,000	986,935
Actavis Funding SCS, 3.800%, 03/15/25 (f)	670,000	666,578
Bristol-Myers Squibb Co., 3.250%, 11/01/23	500,000	514,749
Cardinal Health, Inc., 3.750%, 09/15/25	1,000,000	1,015,208
Mylan, Inc., 4.200%, 11/29/23	500,000	495,806
		3,679,276
Industrials (4.8%)
Aerospace & Defense (0.7%)
Harris Corp., 3.832%, 04/27/25	1,000,000	984,929
Rockwell Collins, Inc., 3.700%, 12/15/23	500,000	514,041
		1,498,970
Electrical Equipment (0.8%)
Flextronics International, Ltd., 4.750%, 06/15/25 (d) (f)	1,000,000	973,750
Trimble Navigation, Ltd., 4.750%, 12/01/24	750,000	745,216
		1,718,966
Environmental Control (0.5%)
Waste Management, Inc., 3.900%, 03/01/35 (b)	1,000,000	931,181
Machinery (1.0%)
Caterpillar Financial Services Corp., 3.750%, 11/24/23 (b)	750,000	780,229
CNH Industrial Capital LLC, 3.875%, 07/16/18	750,000	725,625
Joy Global, Inc., 5.125%, 10/15/21	750,000	587,097
		2,092,951
Miscellaneous Manufacturing (0.6%)
Textron, Inc. 3.875%, 03/01/25	750,000	735,360
4.300%, 03/01/24	500,000	509,261
		1,244,621
Road & Rail (0.1%)
The Kansas City Southern Railway Co., 4.300%, 05/15/43 (g)	250,000	225,517
Tools-Hand Held (0.4%)
Stanley Black & Decker, Inc., 2.451%, 11/17/18	800,000	803,122

See accompanying notes to financial statements.

SFT Advantus Managed Volatility Fund
Investments in Securities – continued

	Principal	Value(a)
Transportation (0.2%)
Burlington Northern Santa Fe LLC, 3.750%, 04/01/24	$350,000	$358,532
Trucking & Leasing (0.5%)
GATX Corp., 3.250%, 03/30/25	1,000,000	923,816
Information Technology (2.0%)
Communications Equipment (0.5%)
Juniper Networks, Inc., 4.500%, 03/15/24	500,000	497,532
Motorola Solutions, Inc., 4.000%, 09/01/24	500,000	433,908
		931,440
Computers (0.5%)
Apple, Inc., 4.375%, 05/13/45	1,000,000	1,009,711
Internet Software & Services (0.3%)
eBay, Inc., 3.450%, 08/01/24	750,000	716,977
IT Services (0.2%)
The Western Union Co., 3.350%, 05/22/19	500,000	506,327
Software (0.5%)
Fiserv, Inc., 3.850%, 06/01/25	1,000,000	998,553
Materials (1.4%)
Chemicals (1.4%)
Potash Corp. of Saskatchewan, Inc., 3.000%, 04/01/25 (f)	1,000,000	939,433
The Dow Chemical Co., 3.500%, 10/01/24	750,000	727,199
The Mosaic Co., 5.450%, 11/15/33	200,000	202,136
The Valspar Corp., 3.950%, 01/15/26	1,000,000	993,398
		2,862,166
Transportation (1.6%)
Airlines (1.1%)
American Airlines 2015-2 Class A Pass Through Trust, 4.000%, 09/22/27	1,000,000	997,500
British Airways 2013-1 Class A Pass Through Trust, 4.625%, 06/20/24 (d) (f)	935,858	975,632
United Airlines 2013-1 Class A Pass Through Trust, 4.300%, 08/15/25	237,997	246,327
		2,219,459
Transport — Rail (0.5%)
Norfolk Southern Corp., 3.850%, 01/15/24	500,000	509,165
Union Pacific Corp., 3.750%, 03/15/24	500,000	524,558
		1,033,723
	Shares/ Principal	Value(a)
Utilities (1.2%)
Electric Utilities (0.3%)
Entergy Louisiana LLC, 3.300%, 12/01/22	$250,000	$250,752
PPL Capital Funding, Inc., 3.400%, 06/01/23	250,000	249,184
		499,936
Electric — Integrated (0.1%)
Berkshire Hathaway Energy Co., 3.750%, 11/15/23	250,000	256,545
Multi-Utilities (0.6%)
Dominion Gas Holdings LLC, 3.550%, 11/01/23	250,000	246,461
National Fuel Gas Co., 5.200%, 07/15/25	1,000,000	917,299
		1,163,760
Water Utilities (0.2%)
Aquarion Co., 4.000%, 08/15/24 (c) (d)	500,000	484,789
Total corporate obligations (cost: $78,621,946)		75,809,526
Total long-term debt securities (cost: $84,406,308)		81,618,182
Mutual Funds (43.5%)
Investment Companies (43.5%)
SFT Advantus Index 500 Fund (h)	9,914,237	77,612,044
SPDR S&P 500 ETF Trust	36,170	7,374,701
Vanguard S&P 500 ETF	20,175	3,771,313
Total mutual funds (cost: $83,483,545)		88,758,058
Short-Term Securities (16.0%)
Investment Companies (16.0%)
State Street Institutional U.S. Government Money Market Fund, current rate 0.000%	32,617,392	32,617,392
Total short-term securities (cost: $32,617,392)		32,617,392
Total investments in securities (cost: $200,507,245) (i)		202,993,632
Cash and other assets in excess of liabilities (0.5%)		963,316
Total net assets (100.0%)		$203,956,948

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Fully or partially pledged as initial margin deposits on open futures contracts.

See accompanying notes to financial statements.

SFT Advantus Managed Volatility Fund
Investments in Securities – continued

Holdings of Open Futures Contracts

On December 31, 2015, securities with an aggregate market value of $3,941,880 have been pledged to cover margin requirements for the following open futures contracts:

Type	Expiration	Number of Contracts	Position Type	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Note	March 2016	100	Short	$20,017
S&P 500® E-Mini Index Future	March 2016	2	Long	(1,535)
S&P 500® Index Future	March 2016	6	Long	(22,969)
		108		$(4,487)

(c)  Illiquid security. (See Note 5.)

(d)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program. This security has been determined to be liquid unless otherwise indicated.

(e)  Variable rate security.

(f)  Foreign security: The Fund held 3.0% of net assets in foreign securities at December 31, 2015.

(g)  Step rate security.

(h)  Affiliated security. (See Note 8.)

(i)  At December 31, 2015 the cost of securities for federal income tax purposes was $200,532,853. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$6,108,469
Gross unrealized depreciation	(3,647,690)
Net unrealized appreciation	$2,460,779

See accompanying notes to financial statements.

SFT Advantus Managed Volatility Equity Fund
Investments in Securities

December 31, 2015

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Mutual Funds (84.6%)
Investment Companies (84.6%)
iShares Core High Dividend ETF	60,863	$4,467,953
iShares MSCI EAFE Minimum Volatility ETF	95,724	6,209,616
iShares MSCI Emerging Markets Minimum Volatility ETF	30,747	1,496,149
iShares MSCI Germany ETF	37,302	976,939
iShares MSCI USA Minimum Volatility ETF (b)	190,049	7,947,849
iShares Short Maturity Bond ETF	9,675	483,944
Total mutual funds (cost: $21,665,293)		21,582,450
Short-Term Securities (16.8%)
Investment Companies (16.8%)
State Street Institutional U.S. Government Money Market Fund, current rate 0.000%	4,289,017	4,289,017
Total short-term securities (cost: $4,289,017)		4,289,017
Total investments in securities (cost: $25,954,310) (c)		25,871,467
Liabilities in excess of cash and other assets (-1.4%)		(357,419)
Total net assets (100.0%)		$25,514,048

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Fully or partially pledged as initial margin deposits on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2015, securities with an aggregate market value of $209,100 have been pledged to cover margin requirements for the following open futures contracts:

Type	Expiration	Number of Contracts	Position Type	Unrealized Appreciation/ (Depreciation)
S&P 500® E-Mini Index Future	March 2016	82	Short	$59,804
		82		$59,804

(c)  At December 31, 2015 the cost of securities for federal income tax purposes was $25,954,310. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$7,875
Gross unrealized depreciation	(90,718)
Net unrealized depreciation	$(82,843)

See accompanying notes to financial statements.

SFT Advantus Money Market Fund
Investments in Securities

December 31, 2015

(Percentages of each investment category relate to total net assets)

	Principal	Value(a)
Commercial Paper (44.9%)
Consumer Staples (6.2%)
Beverages (1.7%)
The Coca-Cola Co. 0.366%, 01/29/16 (b) (c)	$1,000,000	$999,720
0.570%, 04/18/16 (b) (c)	500,000	499,160
		1,498,880
Food (4.5%)
Nestle Capital Corp., 0.162%, 01/05/16 (b) (c)	4,000,000	3,999,929
Financial (5.1%)
Insurance (5.1%)
Massachusetts Mutual Life Insurance Co. 0.304%, 01/08/16 (b) (c)	1,200,000	1,199,930
0.406%, 01/19/16 (b) (c)	3,300,000	3,299,340
		4,499,270
Health Care (12.3%)
Pharmaceuticals (12.3%)
Abbott Laboratories, 0.152%, 01/07/16 (b) (c)	1,000,000	999,975
Johnson & Johnson, 0.325%, 01/12/16 (b) (c)	4,300,000	4,299,580
Pfizer, Inc., 0.335%, 01/20/16 (b) (c)	2,850,000	2,849,504
Roche Holdings, Inc., 0.142%, 01/05/16 (b) (c)	2,800,000	2,799,956
		10,949,015
Industrials (16.2%)
Aerospace & Defense (4.4%)
Honeywell International, Inc. 0.254%, 01/29/16 (b) (c)	3,300,000	3,299,359
0.385%, 01/25/16 (b) (c)	600,000	599,848
		3,899,207
Air Freight & Logistics (2.8%)
United Parcel Service, Inc., 0.243%, 01/05/16 (b) (c)	2,500,000	2,499,933
Electrical Equipment (5.1%)
Emerson Electric Co., 0.172%, 01/25/16 (b) (c)	4,500,000	4,499,490
Machinery (3.9%)
Siemens Capital Co. LLC, 0.355%, 01/25/16 (b) (c)	3,500,000	3,499,183
Materials (5.1%)
Chemicals (5.1%)
Air Products & Chemicals, Inc., 0.355%, 01/13/16 (b) (c)	4,500,000	4,499,475
Total commercial paper (cost: $39,844,382)		39,844,382
	Principal	Value(a)
Corporate Bonds & Notes (14.3%)
Consumer Staples (3.4%)
Beverage (3.4%)
Bottling Group LLC, 5.500%, 04/01/16	$3,000,000	$3,035,490
Energy (1.1%)
Oil, Gas & Consumable Fuels (1.1%)
Total Capital International SA, 0.750%, 01/25/16	1,000,000	1,000,231
Financial (7.5%)
Banks (2.5%)
JPMorgan Chase Bank NA, 0.832%, 06/13/16 (d)	2,252,000	2,249,190
Diversified Financial Services (5.0%)
GE Capital International Funding Co., 0.964%, 04/15/16 (e)	4,444,000	4,446,151
Information Technology (2.3%)
Communications Equipment (2.3%)
Cisco Systems, Inc., 5.500%, 02/22/16	2,000,000	2,013,754
Total corporate bonds & notes (cost: $12,744,816)		12,744,816
U.S. Government Obligations (30.5%)
Discount Notes (30.5%)
Federal Home Loan Bank 0.162%, 01/15/16 (b)	3,700,000	3,699,770
0.172%, 01/07/16 (b)	5,000,000	4,999,858
0.183%, 01/07/16 (b)	3,100,000	3,099,907
0.183%, 01/11/16 (b)	5,000,000	4,999,750
0.304%, 01/20/16 (b)	1,110,000	1,109,824
0.304%, 02/26/16 (b)	800,000	799,627
0.309%, 02/05/16 (b)	3,000,000	2,999,111
0.355%, 02/19/16 (b)	1,400,000	1,399,333
0.406%, 03/01/16 (b)	4,000,000	3,997,333
Total U.S. government obligations (cost: $27,104,513)		27,104,513
Other Short-Term Investments (0.0%)
Asset-Backed Securities (0.0%)
Enterprise Fleet Financing LLC, 0.360%, 03/20/16 (e)	20,082	20,082
Total other short-term investments (cost: $20,082)		20,082

See accompanying notes to financial statements.

SFT Advantus Money Market Fund
Investments in Securities – continued

	Shares	Value(a)
Investment Companies (10.4%)
BlackRock Liquidity Funds T-Fund Portfolio, current rate 0.100%	1,800,000	$1,800,000
Federated Government Obligations Fund, current rate 0.110%	3,400,000	3,400,000
STIT-Government & Agency Portfolio, current rate 0.050%	4,000,000	4,000,000
Wells Fargo Advantage Treasury Plus Money Market Fund, current rate 0.098%	7,952	7,952
Total investment companies (cost: $9,207,952)		9,207,952
Total investments in securities (cost: $88,921,745) (f)		88,921,745
Liabilities in excess of cash and other assets (-0.1%)		(93,189)
Total net assets (100.0%)		$88,828,556

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Rate represents annualized yield at date of purchase.

(c)  Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". This security has been determined to be liquid under guidelines established by the Board of Trustees. In the aggregate such securities represent 44.9% of the Fund's net assets as of December 31, 2015.

(d)  Variable rate security.

(e)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program. This security has been determined to be liquid unless otherwise indicated.

(f)  Also represents the cost of securities for federal income tax purposes at December 31, 2015.

See accompanying notes to financial statements.

SFT Advantus Mortgage Securities Fund
Investments in Securities

December 31, 2015

(Percentages of each investment category relate to total net assets)

	Principal	Value(a)
Long-Term Debt Securities (97.5%)
Government Obligations (83.6%)
Other Government Obligations (1.3%)
Provincial or Local Government Obligations (1.3%)
Utility Debt Securitization Authority, 3.435%, 12/15/25	$355,000	$367,936
Texas A&M University, 4.000%, 05/15/31	325,000	326,859
Ohio State Water Development Authority, 4.817%, 12/01/30	250,000	277,890
Metro Wastewater Reclamation District, 5.518%, 04/01/24	250,000	273,588
		1,246,273
U.S. Government Agencies and Obligations (82.3%)
Export-Import Bank of the United States (0.9%)
DY7 Leasing LLC, 2.578%, 12/10/25	208,333	209,415
Export Leasing 2009 LLC, 1.859%, 08/28/21	150,374	149,902
Helios Leasing I LLC 1.825%, 05/16/25	121,437	118,067
2.018%, 05/29/24	190,483	188,039
Union 16 Leasing LLC, 1.863%, 01/22/25	197,245	192,678
		858,101
Federal Home Loan Mortgage Corporation (FHLMC) (18.2%)
2.072%, 08/25/24 (b)	266,280	267,448
2.500%, 03/01/28	214,377	217,973
2.500%, 04/01/28	348,411	354,252
2.622%, 09/25/24 (b)	500,000	494,664
3.000%, 08/01/42	157,076	157,182
3.000%, 12/01/42	323,127	323,345
3.000%, 01/01/43	414,244	414,524
3.000%, 02/01/43	968,471	969,367
3.000%, 04/01/43	1,214,305	1,215,125
3.500%, 10/01/25	181,295	190,591
3.500%, 05/01/32	381,666	399,125
3.500%, 03/01/42	1,378,577	1,423,407
3.500%, 08/01/42	370,968	383,031
3.500%, 12/01/44	1,970,183	2,029,735
3.500%, 05/25/45	1,201,897	1,214,366
4.000%, 09/01/40	445,695	474,128
4.000%, 03/01/41	544,679	580,964
4.000%, 01/01/45	1,581,035	1,671,764
4.500%, 04/01/23	62,654	67,472
4.500%, 09/01/40	369,059	398,055
4.500%, 01/01/41	496,866	536,210
4.500%, 03/01/41	461,071	500,677
5.000%, 03/01/23	58,118	63,404
5.000%, 05/01/29	72,640	79,246
5.000%, 08/01/35	75,777	83,292
5.000%, 11/01/35	69,660	76,350
5.000%, 11/01/39	728,499	812,716
	Principal	Value(a)
5.000%, 03/01/40	$475,178	$531,870
5.500%, 06/01/20	49,929	52,287
5.500%, 10/01/20	192,709	203,148
5.500%, 11/01/23	161,387	178,298
5.500%, 05/01/34	251,206	284,870
6.000%, 09/01/22	106,290	115,247
6.000%, 11/01/33	224,077	255,773
6.250%, 12/15/23	107,232	117,259
6.500%, 11/01/32	64,560	76,046
		17,213,211
Federal National Mortgage Association (FNMA) (42.6%)
2.100%, 10/25/22	250,000	242,656
2.500%, 03/01/27	600,466	610,166
2.500%, 11/01/27	295,444	296,558
2.500%, 03/01/28	630,980	639,341
3.000%, 09/01/22	236,640	244,171
3.000%, 11/01/27	291,458	301,803
3.000%, 06/01/28	360,295	372,506
3.000%, 03/01/42	172,011	172,677
3.000%, 09/01/42	229,364	230,228
3.000%, 03/01/43	161,277	162,152
3.000%, 04/01/43	653,656	655,761
3.000%, 05/01/43	890,344	892,275
3.000%, 09/01/43	247,362	247,859
3.000%, 01/01/46 (c)	1,600,000	1,600,015
3.500%, 11/01/25	100,836	106,223
3.500%, 01/01/26	232,031	244,389
3.500%, 01/01/31 (c)	375,000	392,710
3.500%, 12/01/32	348,338	364,219
3.500%, 11/01/40	295,722	306,273
3.500%, 01/01/41	521,225	539,155
3.500%, 02/01/41	1,152,348	1,191,735
3.500%, 11/01/41	509,201	527,163
3.500%, 12/01/41	1,037,252	1,072,783
3.500%, 01/01/42	2,389,642	2,471,470
3.500%, 05/01/42	693,282	717,228
3.500%, 08/01/42	648,657	671,166
3.500%, 01/01/43	403,682	417,485
3.500%, 02/01/43	791,091	822,550
3.500%, 03/01/43	384,537	398,220
3.500%, 05/01/43	1,334,817	1,381,338
3.500%, 06/01/45	2,012,230	2,078,373
3.500%, 01/01/46 (c)	500,000	515,862
4.000%, 06/25/23	231,361	241,511
4.000%, 12/01/40	254,218	269,686
4.000%, 04/01/41	182,659	194,657
4.000%, 11/01/41	502,476	533,040
4.000%, 06/01/42	1,255,592	1,334,039
4.000%, 09/01/43	839,459	888,886
4.000%, 10/01/43	1,669,402	1,787,047
4.000%, 01/01/44	382,102	409,029
4.000%, 08/01/44	459,235	488,380
4.500%, 04/01/21	5,609	5,863
4.500%, 11/01/23	58,484	63,164
4.500%, 04/01/25	126,511	134,904
4.500%, 05/25/34	537,000	607,049
4.500%, 05/01/35	366,700	397,244
4.500%, 07/01/35	298,593	323,749
4.500%, 09/01/37	346,663	377,506
5.000%, 05/01/18	75,714	78,618

See accompanying notes to financial statements.

SFT Advantus Mortgage Securities Fund
Investments in Securities – continued

	Principal	Value(a)
5.000%, 10/01/20	$74,628	$79,381
5.000%, 06/25/23	228,311	244,445
5.000%, 11/01/33	296,165	327,076
5.000%, 03/01/34	618,739	682,832
5.000%, 05/01/34	73,548	81,345
5.000%, 12/01/34	62,041	68,624
5.000%, 04/01/35	97,003	107,124
5.000%, 07/01/35	609,472	673,824
5.000%, 03/01/38	157,596	175,549
5.000%, 06/01/39	255,678	285,954
5.000%, 12/01/39	379,925	428,374
5.000%, 06/01/40	139,058	155,253
5.000%, 04/01/41	274,338	308,397
5.500%, 02/01/18	43,293	44,741
5.500%, 03/01/18	92,249	95,272
5.500%, 08/01/23	93,524	104,130
5.500%, 02/01/24	128,078	142,603
5.500%, 04/01/33	376,692	427,981
5.500%, 05/01/33	25,238	28,401
5.500%, 01/01/34	72,293	81,329
5.500%, 02/01/34	46,813	52,696
5.500%, 04/01/34	115,515	129,823
5.500%, 05/01/34	23,412	26,322
5.500%, 09/01/34	277,485	313,125
5.500%, 10/01/34	116,084	130,673
5.500%, 01/01/35	204,474	231,203
5.500%, 02/01/35	327,830	371,497
5.500%, 06/01/35	21,898	24,687
5.500%, 08/01/35	93,014	104,103
5.500%, 10/01/35	59,814	68,342
5.500%, 11/01/35	15,819	17,620
5.500%, 09/01/36	254,335	286,200
5.500%, 05/01/38	9,834	10,995
6.000%, 09/01/32	26,059	29,960
6.000%, 10/01/32	408,068	467,631
6.000%, 11/01/32	328,170	377,103
6.000%, 03/01/33	410,094	471,681
6.000%, 04/01/33	83,368	94,095
6.000%, 12/01/33	91,158	103,460
6.000%, 08/01/34	77,272	87,199
6.000%, 09/01/34	52,016	59,145
6.000%, 11/01/34	24,992	28,416
6.000%, 12/01/34	229,802	261,531
6.000%, 11/01/36	34,557	39,423
6.000%, 01/01/37	248,833	283,282
6.000%, 08/01/37	74,068	84,207
6.000%, 09/01/37	121,137	138,670
6.000%, 12/01/37	58,008	66,023
6.000%, 12/01/38	125,265	142,822
6.500%, 11/01/23	76,271	84,605
6.500%, 02/01/32	327,369	381,547
6.500%, 04/01/32	107,495	125,166
6.500%, 05/01/32	40,064	46,317
6.500%, 07/01/32	382,696	444,983
6.500%, 09/01/32	1,801	2,058
6.500%, 09/01/34	23,800	27,200
6.500%, 11/01/34	16,013	18,992
6.500%, 03/01/35	158,856	183,849
6.500%, 02/01/36	23,820	27,223
6.500%, 09/01/37	166,717	190,532
7.000%, 09/01/31	141,025	160,845
7.000%, 11/01/31	30,962	35,996
7.000%, 02/01/32	116,105	138,600
7.000%, 07/01/32	19,964	22,859
	Principal	Value(a)
7.000%, 10/01/37	$16,834	$17,916
7.500%, 07/25/22	141,186	156,727
7.500%, 04/01/31	58,312	66,888
		40,197,754
Government National Mortgage Association (GNMA) (20.3%)
0.000%, 03/16/42 (b) (d) (e)	1,238,539	—
0.008%, 06/17/45 (b) (d)	363,641	4
0.643%, 07/16/40 (b) (d)	232,674	227
3.000%, 09/20/42	696,805	708,989
3.000%, 09/20/44	256,847	260,803
3.000%, 03/15/45	574,724	582,634
3.000%, 04/15/45	1,628,458	1,650,869
3.000%, 05/15/45	197,117	199,829
3.000%, 01/01/46 (c)	350,000	354,744
3.250%, 04/20/33	228,961	237,186
3.250%, 03/20/35	1,345,638	1,394,120
3.250%, 11/20/35	344,094	352,749
3.500%, 11/15/40	151,882	159,618
3.500%, 10/20/43	540,566	564,815
3.500%, 02/20/45	1,025,964	1,071,098
3.500%, 03/20/45	1,505,846	1,572,090
3.500%, 04/20/45	1,886,150	1,969,125
3.500%, 01/01/46 (c)	600,000	625,477
4.000%, 07/20/31	564,685	604,898
4.000%, 04/20/39	449,257	481,244
4.000%, 12/20/40	1,244,114	1,349,729
4.000%, 01/15/41	99,555	105,709
4.000%, 02/15/41	619,725	669,070
4.000%, 10/15/41	533,296	571,982
4.000%, 12/20/44	340,835	362,163
4.500%, 06/15/40	471,658	517,864
5.000%, 05/15/33	153,643	170,797
5.000%, 12/15/39	117,430	131,815
5.000%, 01/15/40	1,109,565	1,223,289
5.000%, 07/15/40	693,903	768,455
5.500%, 07/15/38	181,860	207,071
5.500%, 10/15/38	228,800	261,537
		19,130,000
U.S. Treasury (0.2%)
U.S. Treasury Note, 0.500%, 08/31/16	200,000	199,773
Vendee Mortgage Trust (0.1%)
Vendee Mortgage Trust, 7.793%, 02/15/25	77,770	85,988
Total government obligations (cost: $78,130,378)		78,931,100
Asset-Backed Securities (6.3%)
ABFS Mortgage Loan Trust, 7.490%, 12/25/31 (f)	155,622	145,873
Appalachian Consumer Rate Relief Funding LLC, 3.772%, 08/01/31	120,000	129,353
CarMax Auto Owner Trust, 1.880%, 11/15/19	350,000	348,934
CarMax Auto Owner Trust, 2.060%, 11/15/19	250,000	247,872
CCG Receivables Trust, 1.920%, 01/17/23 (g)	300,000	298,455

See accompanying notes to financial statements.

SFT Advantus Mortgage Securities Fund
Investments in Securities – continued

	Principal	Value(a)
CountryPlace Manufactured Housing Contract Trust 4.800%, 12/15/35 (b) (e) (g)	$130,499	$131,736
5.200%, 12/15/35 (b) (g)	250,000	261,295
Credit-Based Asset Servicing and Securitization LLC, 5.236%, 10/25/36 (f) (g)	505,000	528,102
Entergy Gulf States Reconstruction Funding 1 LLC, 5.930%, 06/29/22	500,000	570,036
FAN Engine Securitization, Ltd., 3.000%, 10/15/19 (e) (g) (h) (i)	138,271	137,850
FirstEnergy Ohio PIRB Special Purpose Trust, 1.726%, 01/15/22	200,000	199,319
Huntington Auto Trust, 1.370%, 05/15/18	165,000	164,957
Hyundai Auto Receivables Trust, 1.780%, 07/15/20	500,000	495,315
Lehman ABS Manufactured Housing Contract Trust, 5.873%, 04/15/40	162,547	170,624
Longtrain Leasing III LLC 2015-1A Class A1, 2.980%, 01/15/45 (e) (g)	606,509	595,625
Origen Manufactured Housing 5.460%, 11/15/35 (b)	264,114	267,425
5.910%, 01/15/37	488,687	508,425
TCF Auto Receivables Owner Trust, 1.490%, 12/16/19 (g)	250,000	247,880
Trip Rail Master Funding LLC, 2.863%, 04/15/44 (g)	426,670	426,762
Vanderbilt Mortgage Finance, 6.210%, 05/07/26	14,702	14,797
Total asset-backed securities (cost: $5,907,959)		5,890,635
Other Mortgage-Backed Securities (6.1%)
Collateralized Mortgage Obligations/ Mortgage Revenue Bonds (0.2%)
Bear Stearns Mortgage Securities, Inc., 8.000%, 11/25/29 (i)	179,204	166,230
Prudential Home Mortgage Securities 7.870%, 09/28/24 (b) (g)	1,776	1,546
7.900%, 04/28/22 (g)	22,086	20,188
Structured Asset Mortgage Investments, Inc., 1.701%, 05/02/30 (b) (i)	11,745	3,004
		190,968
Commercial Mortgage-Backed Securities (5.9%)
7 WTC Depositor LLC Trust, 4.082%, 03/13/31 (g)	234,798	239,125
	Principal	Value(a)
Banc of America Re-Remic Trust, 4.185%, 08/15/46 (b) (g)	$930,000	$961,315
Citigroup Commercial Mortgage Trust, 2.911%, 01/12/30 (b) (g)	130,000	129,687
Connecticut Avenue Securities, 1.922%, 07/25/25	327,482	327,360
CSMC Mortgage Trust, 1.881%, 04/15/27 (b) (g)	665,000	657,715
Extended Stay America Trust, 2.295%, 12/05/31 (g)	300,000	296,145
Hometown Commercial Mortgage, 5.506%, 11/11/38 (e) (g)	277,666	246,648
Irvine Core Office Trust, 2.068%, 05/15/48 (g)	384,929	379,609
JPMorgan Chase Commercial Mortgage Securities Corp. 1.919%, 12/05/27 (b) (d) (e) (g)	3,486,436	233,386
3.678%, 08/15/46	505,000	523,415
7.151%, 12/05/27 (g)	125,000	145,344
Morgan Stanley Capital I Trust, 3.451%, 08/05/34 (g)	150,000	150,945
Multi Security Asset Trust, 5.880%, 11/28/35 (b) (e) (g)	990,000	932,424
TimberStar Trust, 5.668%, 10/15/36 (g)	350,000	358,968
		5,582,086
Total other mortgage-backed securities (cost: $5,908,821)		5,773,054
Corporate Obligations (1.5%)
Communications (0.7%)
Telecommunication (0.7%)
Crown Castle Towers LLC, 3.222%, 05/15/22 (g)	425,000	419,331
SBA Tower Trust, 2.240%, 04/16/18 (g)	220,000	215,641
		634,972
Financial (0.8%)
Real Estate Investment Trust — Diversified (0.4%)
Retail Properties of America, Inc., 4.000%, 03/15/25	400,000	377,207
Real Estate Investment Trust — Residential (0.4%)
UDR, Inc., 4.000%, 10/01/25	400,000	403,810
Total corporate obligations (cost: $1,442,331)		1,415,989
Total long-term debt securities (cost: $91,389,489)		92,010,778

See accompanying notes to financial statements.

SFT Advantus Mortgage Securities Fund
Investments in Securities – continued

	Shares	Value(a)
Short-Term Securities (6.1%)
Investment Companies (6.1%)
State Street Institutional U.S. Government Money Market Fund, current rate 0.000% (j)	3,501,753	$3,501,753
STIT-Government & Agency Portfolio, current rate 0.050% (j)	2,300,000	2,300,000
Total short-term securities (cost: $5,801,753)		5,801,753
Total investments in securities (cost: $97,191,242) (k)		97,812,531
Liabilities in excess of cash and other assets (-3.6%)		(3,397,360)
Total net assets (100.0%)		$94,415,171

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Variable rate security.

(c)  Security is issued on a when-issued or forward commitment basis. As of December 31, 2015 the total cost of investments issued on a when-issued or forward commitment basis was $3,489,395.

(d)  Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.

(e)  Illiquid security. (See Note 5.)

(f)  Step rate security.

(g)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program. This security has been determined to be liquid unless otherwise indicated.

(h)  Foreign security: The Fund held 0.1% of net assets in foreign securities at December 31, 2015.

(i)  These securities are being fair-valued according to procedures approved by the Board of Trustees.

(j)  All or a portion of the security segregated to cover when-issued purchase commitments outstanding or extended settlement trades as of December 31, 2015.

(k)  At December 31, 2015 the cost of securities for federal income tax purposes was $97,718,706. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$1,668,741
Gross unrealized depreciation	(1,574,916)
Net unrealized appreciation	$93,825

See accompanying notes to financial statements.

SFT Advantus Real Estate Securities Fund
Investments in Securities

December 31, 2015

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (98.0%)
Financial (98.0%)
Health Care REITs (7.6%)
Care Capital Properties, Inc.	31,800	$972,126
HCP, Inc.	32,300	1,235,152
Ventas, Inc.	69,296	3,910,373
Welltower, Inc.	78,900	5,367,567
		11,485,218
Hotels & Resort REITs (3.6%)
Host Hotels & Resorts, Inc.	204,946	3,143,872
Pebblebrook Hotel Trust	33,400	935,868
RLJ Lodging Trust	53,900	1,165,857
Sunstone Hotel Investors, Inc.	19,500	243,555
		5,489,152
Industrial REITs (8.5%)
DCT Industrial Trust, Inc.	42,075	1,572,343
Duke Realty Corp.	178,400	3,749,968
First Industrial Realty Trust, Inc.	66,400	1,469,432
ProLogis, Inc.	143,581	6,162,496
		12,954,239
Office REITs (18.3%)
Alexandria Real Estate Equities, Inc.	43,300	3,912,588
Boston Properties, Inc.	45,583	5,813,656
Douglas Emmett, Inc.	63,100	1,967,458
Highwoods Properties, Inc.	55,900	2,437,240
Hudson Pacific Properties, Inc.	49,600	1,395,744
Kilroy Realty Corp.	6,036	381,958
Mack-Cali Realty Corp.	67,100	1,566,785
SL Green Realty Corp.	40,571	4,583,712
Vornado Realty Trust	57,186	5,716,312
		27,775,453
Residential REITs (21.5%)
American Campus Communities, Inc.	34,800	1,438,632
Apartment Investment & Management Co. – Class A	65,118	2,606,674
AvalonBay Communities, Inc.	36,926	6,799,184
Equity Lifestyle Properties, Inc.	43,443	2,896,345
Equity Residential	95,500	7,791,845
Essex Property Trust, Inc.	27,716	6,635,488
UDR, Inc.	118,100	4,437,017
		32,605,185
Retail REITs (24.3%)
Acadia Realty Trust	46,136	1,529,408
Brixmor Property Group, Inc.	75,800	1,957,156
Federal Realty Investment Trust	24,300	3,550,230
	Shares	Value(a)
General Growth Properties, Inc.	141,300	$3,844,773
Kimco Realty Corp.	135,600	3,587,976
Regency Centers Corp.	38,600	2,629,432
Simon Property Group, Inc.	75,179	14,617,805
Taubman Centers, Inc.	13,200	1,012,704
The Macerich Co.	23,500	1,896,215
Weingarten Realty Investors	65,500	2,264,990
		36,890,689
Specialized REITs (14.2%)
CubeSmart	77,021	2,358,383
Digital Realty Trust, Inc.	37,000	2,797,940
Equinix, Inc.	12,268	3,709,843
Extra Space Storage, Inc.	44,900	3,960,629
Public Storage	35,600	8,818,120
		21,644,915
Total common stocks (cost: $125,569,788)		148,844,851
Short-Term Securities (1.7%)
Investment Companies (1.7%)
Wells Fargo Advantage Treasury Plus Money Market Fund, current rate 0.098%	2,604,139	2,604,139
Total short-term securities (cost: $2,604,139)		2,604,139
Total investments in securities (cost: $128,173,927) (b)		151,448,990
Cash and other assets in excess of liabilities (0.3%)		457,384
Total net assets (100.0%)		$151,906,374

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  At December 31, 2015 the cost of securities for federal income tax purposes was $129,404,505. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$23,524,865
Gross unrealized depreciation	(1,480,380)
Net unrealized appreciation	$22,044,485
See accompanying notes to financial statements.

SFT IvySM Growth Fund
Investments in Securities

December 31, 2015

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (99.0%)
Consumer Discretionary (25.2%)
Hotels, Restaurants & Leisure (4.9%)
Hilton Worldwide Holdings, Inc.	209,600	$4,485,440
Las Vegas Sands Corp.	44,700	1,959,648
McDonald's Corp.	63,000	7,442,820
Starbucks Corp.	154,900	9,298,647
		23,186,555
Internet & Catalog Retail (4.9%)
Amazon.com, Inc. (b)	28,300	19,127,687
The Priceline Group, Inc. (b)	3,400	4,334,830
		23,462,517
Media (3.0%)
Comcast Corp. – Class A	159,300	8,989,299
The Walt Disney Co.	53,000	5,569,240
		14,558,539
Specialty Retail (10.3%)
AutoZone, Inc. (b)	8,400	6,232,044
L Brands, Inc.	60,000	5,749,200
O'Reilly Automotive, Inc. (b)	30,100	7,627,942
The Home Depot, Inc.	154,100	20,379,725
Ulta Salon Cosmetics & Fragrance, Inc. (b)	51,100	9,453,500
		49,442,411
Textiles, Apparel & Luxury Goods (2.1%)
NIKE, Inc. – Class B	123,400	7,712,500
Under Armour, Inc. – Class A (b)	29,500	2,377,995
		10,090,495
Consumer Staples (2.5%)
Beverages (1.0%)
Anheuser-Busch InBev NV, ADR (c)	38,800	4,850,000
Personal Care (0.5%)
The Estee Lauder Cos., Inc. – Class A	26,400	2,324,784
Tobacco (1.0%)
Philip Morris International, Inc.	57,000	5,010,870
Energy (0.7%)
Oil, Gas & Consumable Fuels (0.7%)
EOG Resources, Inc.	48,597	3,440,182
Financial (4.5%)
Capital Markets (1.7%)
The Charles Schwab Corp.	250,400	8,245,672
Diversified Financial Services (1.5%)
CME Group, Inc.	79,000	7,157,400
Specialized REITs (1.3%)
American Tower Corp.	64,900	6,292,055
	Shares	Value(a)
Health Care (21.2%)
Biotechnology (11.8%)
Alexion Pharmaceuticals, Inc. (b)	30,000	$5,722,500
Amgen, Inc.	29,100	4,723,803
Biogen, Inc. (b)	26,638	8,160,551
Celgene Corp. (b)	155,200	18,586,752
Gilead Sciences, Inc.	137,600	13,923,744
Vertex Pharmaceuticals, Inc. (b)	45,300	5,700,099
		56,817,449
Health Care Providers & Services (1.5%)
HCA Holdings, Inc. (b)	104,200	7,047,046
Pharmaceuticals (7.9%)
Allergan PLC (b)	57,984	18,120,000
Bristol-Myers Squibb Co.	171,600	11,804,364
Shire PLC, ADR (c)	37,900	7,769,500
		37,693,864
Industrials (7.9%)
Aerospace & Defense (3.6%)
Lockheed Martin Corp.	29,100	6,319,065
The Boeing Co.	74,600	10,786,414
		17,105,479
Industrial Conglomerates (0.7%)
Danaher Corp.	38,600	3,585,168
Road & Rail (3.6%)
Canadian Pacific Railway, Ltd. (c)	65,100	8,306,760
Union Pacific Corp.	115,600	9,039,920
		17,346,680
Information Technology (35.1%)
Computers & Peripherals (3.4%)
Apple, Inc.	155,921	16,412,244
Internet Software & Services (10.2%)
Alphabet, Inc. – Class A (b)	18,300	14,237,583
Alphabet, Inc. – Class C (b)	15,144	11,492,479
Facebook, Inc. – Class A (b)	161,000	16,850,260
LinkedIn Corp. – Class A (b)	28,900	6,504,812
		49,085,134
IT Services (11.9%)
Alliance Data Systems Corp. (b)	18,600	5,144,202
Cognizant Technology Solutions Corp. – Class A (b)	176,000	10,563,520
Mastercard, Inc. – Class A	215,400	20,971,344
Visa, Inc. – Class A	263,900	20,465,445
		57,144,511
Semiconductors & Semiconductor Equipment (3.9%)
Applied Materials, Inc.	119,300	2,227,331
Lam Research Corp.	94,000	7,465,480
NXP Semiconductor NV (b) (c)	104,810	8,830,243
		18,523,054

See accompanying notes to financial statements.

SFT IvySM Growth Fund
Investments in Securities – continued

	Shares	Value(a)
Software (5.7%)
Adobe Systems, Inc. (b)	127,700	$11,996,138
Microsoft Corp.	272,400	15,112,752
		27,108,890
Materials (1.0%)
Chemicals (1.0%)
PPG Industries, Inc.	46,800	4,624,776
Telecommunication Services (0.9%)
Wireless Telecommunication Services (0.9%)
SBA Communications Corp. – Class A (b)	38,700	4,066,209
Total common stocks (cost: $397,637,457)		474,621,984
Short-Term Securities (0.9%)
Investment Companies (0.9%)
State Street Institutional U.S. Government Money Market Fund, current rate 0.000%	4,139,347	4,139,347
Total short-term securities (cost: $4,139,347)		4,139,347
Total investments in securities (cost: $401,776,804) (d)		478,761,331
Cash and other assets in excess of liabilities (0.1%)		319,560
Total net assets (100.0%)		$479,080,891

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Non-income producing security.

(c)  Foreign security: The Fund held 6.2% of net assets in foreign securities at December 31, 2015.

(d)  At December 31, 2015 the cost of securities for federal income tax purposes was $401,820,094. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$88,124,984
Gross unrealized depreciation	(11,183,747)
Net unrealized appreciation	$76,941,237

See accompanying notes to financial statements.

SFT IvySM Small Cap Growth Fund
Investments in Securities

December 31, 2015

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (99.9%)
Consumer Discretionary (16.7%)
Auto Components (1.2%)
Motorcar Parts of America, Inc. (b)	50,900	$1,720,929
Hotels, Restaurants & Leisure (2.7%)
Krispy Kreme Doughnuts, Inc. (b)	199,600	3,007,972
Zoe's Kitchen, Inc. (b)	35,900	1,004,482
		4,012,454
Specialty Retail (8.8%)
Boot Barn Holdings, Inc. (b)	187,072	2,299,115
Five Below, Inc. (b)	174,200	5,591,820
Kate Spade & Co. (b)	238,358	4,235,622
Monro Muffler Brake, Inc.	9,600	635,712
		12,762,269
Textiles, Apparel & Luxury Goods (4.0%)
Carter's, Inc.	64,969	5,784,190
Consumer Staples (2.4%)
Food Products (2.4%)
The Hain Celestial Group, Inc. (b)	87,000	3,513,930
Financial (8.2%)
Capital Markets (1.9%)
HFF, Inc. – Class A	88,900	2,762,123
Consumer Finance (4.6%)
PRA Group, Inc. (b)	193,515	6,713,035
Diversified Financial Services (1.7%)
Factset Research Systems, Inc.	14,852	2,414,490
Health Care (20.7%)
Health Care Equipment & Supplies (7.7%)
DexCom, Inc. (b)	51,204	4,193,608
LDR Holding Corp. (b)	192,800	4,841,208
Novadaq Technologies, Inc. (b) (c)	172,100	2,192,554
		11,227,370
Health Care Providers & Services (6.9%)
Acadia Healthcare Co., Inc. (b)	51,800	3,235,428
ExamWorks Group, Inc. (b)	201,500	5,359,900
HealthEquity, Inc. (b)	59,700	1,496,679
		10,092,007
Health Care Technology (4.0%)
Veeva Systems, Inc. – Class A (b)	198,900	5,738,265
Pharmaceuticals (2.1%)
Intersect ENT, Inc. (b)	135,700	3,053,250
	Shares	Value(a)
Industrials (21.4%)
Aerospace & Defense (2.1%)
Hexcel Corp.	66,800	$3,102,860
Building Products (3.4%)
Apogee Enterprises, Inc.	25,494	1,109,244
Trex Co., Inc. (b)	100,286	3,814,879
		4,924,123
Commercial Services & Supplies (2.2%)
Healthcare Services Group, Inc.	91,100	3,176,657
Electrical Equipment (4.0%)
Acuity Brands, Inc.	6,054	1,415,425
Woodward Inc.	89,200	4,429,672
		5,845,097
Machinery (9.7%)
Proto Labs, Inc. (b)	11,200	713,328
Tennant Co.	13,698	770,650
The Middleby Corp. (b)	60,600	6,536,922
The Toro Co.	83,700	6,115,959
		14,136,859
Information Technology (30.5%)
Electronic Equipment, Instruments & Components (3.1%)
Cognex Corp.	96,300	3,252,051
Mercury Systems, Inc. (b)	66,100	1,213,596
		4,465,647
Internet Software & Services (3.2%)
GrubHub, Inc. (b)	13,300	321,860
Q2 Holdings, Inc. (b)	99,100	2,613,267
SPS Commerce, Inc. (b)	25,000	1,755,250
		4,690,377
IT Services (5.8%)
Syntel, Inc. (b)	97,800	4,425,450
Virtusa Corp. (b)	98,453	4,070,047
		8,495,497
Software (18.4%)
Ellie Mae, Inc. (b)	37,300	2,246,579
Globant SA (b) (c)	46,400	1,740,464
Guidewire Software, Inc. (b)	52,332	3,148,293
Manhattan Associates, Inc. (b)	47,534	3,145,325
Monotype Imaging Holdings, Inc.	113,100	2,673,684
Paycom Software, Inc. (b)	38,705	1,456,469
Proofpoint, Inc. (b)	61,344	3,987,973
The Ultimate Software Group, Inc. (b)	20,731	4,053,118
Tyler Technologies, Inc. (b)	24,499	4,270,666
		26,722,571
Total common stocks (cost: $144,582,144)		145,354,000

See accompanying notes to financial statements.

SFT IvySM Small Cap Growth Fund
Investments in Securities – continued

	Shares	Value(a)
Short-Term Securities (0.3%)
Investment Companies (0.3%)
State Street Institutional U.S. Government Money Market Fund, current rate 0.000%	371,789	$371,789
Total short-term securities (cost: $371,789)		371,789
Total investments in securities (cost: $144,953,933) (d)		145,725,789
Liabilities in excess of cash and other assets (-0.2%)		(260,378)
Total net assets (100.0%)		$145,465,411

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Non-income producing security.

(c)  Foreign security: The Fund held 2.7% of net assets in foreign securities at December 31, 2015.

(d)  At December 31, 2015 the cost of securities for federal income tax purposes was $145,530,482. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$14,315,604
Gross unrealized depreciation	(14,120,297)
Net unrealized appreciation	$195,307

See accompanying notes to financial statements.

SFT Pyramis® Core Equity Fund
Investments in Securities

December 31, 2015

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (98.8%)
Consumer Discretionary (12.7%)
Auto Components (1.5%)
Delphi Automotive PLC (b)	22,010	$1,886,917
Automobiles (0.5%)
Harley-Davidson, Inc.	15,040	682,666
Hotels, Restaurants & Leisure (0.7%)
Wyndham Worldwide Corp.	11,510	836,201
Household Durables (1.2%)
Jarden Corp. (c)	27,760	1,585,651
Internet & Catalog Retail (1.9%)
Amazon.com, Inc. (c)	3,690	2,494,034
Media (3.1%)
Time Warner Cable, Inc.	10,740	1,993,237
Time Warner, Inc.	30,130	1,948,507
		3,941,744
Multiline Retail (0.9%)
Dollar General Corp.	15,570	1,119,016
Specialty Retail (2.4%)
Signet Jewelers, Ltd. (b)	8,200	1,014,258
The Home Depot, Inc.	16,180	2,139,805
		3,154,063
Textiles, Apparel & Luxury Goods (0.5%)
PVH Corp.	9,370	690,101
Consumer Staples (9.8%)
Beverages (3.4%)
Constellation Brands, Inc. – Class A	7,520	1,071,149
Monster Beverage Corp. (c)	8,910	1,327,234
The Coca-Cola Co.	46,920	2,015,683
		4,414,066
Food & Staples Retailing (1.7%)
CVS Health Corp.	22,940	2,242,844
Food Products (1.8%)
ConAgra Foods, Inc.	29,850	1,258,476
Mead Johnson Nutrition Co.	14,200	1,121,090
		2,379,566
Personal Care (1.3%)
The Estee Lauder Cos., Inc. – Class A	18,400	1,620,304
Tobacco (1.6%)
Reynolds American, Inc.	43,690	2,016,293
Energy (6.4%)
Energy Equipment & Services (1.9%)
Schlumberger, Ltd.	34,290	2,391,727
	Shares	Value(a)
Oil, Gas & Consumable Fuels (4.5%)
Chevron Corp.	7,860	$707,086
Hess Corp.	25,070	1,215,394
Marathon Petroleum Corp.	13,960	723,686
Occidental Petroleum Corp.	46,820	3,165,500
		5,811,666
Financial (16.1%)
Capital Markets (2.2%)
Invesco, Ltd.	45,820	1,534,054
The Goldman Sachs Group, Inc.	7,340	1,322,888
		2,856,942
Commercial Banks (5.8%)
Bank of America Corp.	106,580	1,793,741
Citigroup, Inc.	56,200	2,908,350
KeyCorp	82,810	1,092,264
Regions Financial Corp.	168,750	1,620,000
		7,414,355
Consumer Finance (2.5%)
Capital One Financial Corp.	24,110	1,740,260
Discover Financial Services	27,890	1,495,462
		3,235,722
Diversified Financial Services (1.2%)
Nasdaq, Inc.	26,500	1,541,505
Insurance (2.0%)
Aflac, Inc.	17,890	1,071,611
Hartford Financial Services Group, Inc.	33,140	1,440,264
		2,511,875
Office REITs (1.4%)
Boston Properties, Inc.	14,600	1,862,084
Real Estate Services (1.0%)
CBRE Group, Inc. – Class A (c)	37,320	1,290,526
Health Care (15.3%)
Biotechnology (5.9%)
Alexion Pharmaceuticals, Inc. (c)	11,050	2,107,788
BioMarin Pharmaceutical, Inc. (c)	18,010	1,886,728
Medivation, Inc. (c)	31,250	1,510,625
Vertex Pharmaceuticals, Inc. (c)	16,480	2,073,678
		7,578,819
Health Care Equipment & Supplies (1.7%)
CR Bard, Inc.	11,410	2,161,510
Health Care Providers & Services (2.9%)
Aetna, Inc.	19,060	2,060,767
HCA Holdings, Inc. (c)	25,330	1,713,068
		3,773,835

See accompanying notes to financial statements.

SFT Pyramis® Core Equity Fund
Investments in Securities – continued

	Shares	Value(a)
Pharmaceuticals (4.8%)
Akorn, Inc. (c)	47,440	$1,769,986
Endo International PLC (b) (c)	35,700	2,185,554
Teva Pharmaceutical Industries, Ltd. ADR (b)	20,600	1,352,184
Valeant Pharmaceuticals International, Inc. (c)	8,110	824,382
		6,132,106
Industrials (10.0%)
Aerospace & Defense (1.8%)
The Boeing Co.	15,840	2,290,305
Air Freight & Logistics (1.6%)
FedEx Corp.	13,420	1,999,446
Airlines (0.8%)
American Airlines Group, Inc.	23,580	998,613
Building Products (1.1%)
Fortune Brands Home & Security, Inc.	25,890	1,436,895
Electrical Equipment (0.4%)
Eaton Corp. PLC	10,600	551,624
Industrial Conglomerates (1.8%)
Danaher Corp.	25,610	2,378,657
Machinery (1.3%)
Ingersoll-Rand PLC	30,460	1,684,133
Road & Rail (1.2%)
CSX Corp.	58,540	1,519,113
Information Technology (20.7%)
Computers & Peripherals (2.9%)
Apple, Inc.	36,210	3,811,465
Internet Software & Services (6.4%)
Alphabet, Inc. – Class A (c)	6,640	5,165,987
Facebook, Inc. – Class A (c)	29,440	3,081,190
		8,247,177
IT Services (3.8%)
Fidelity National Information Services, Inc.	19,610	1,188,366
PayPal Holdings, Inc. (c)	43,500	1,574,700
Visa, Inc. – Class A	27,160	2,106,258
		4,869,324
Semiconductors & Semiconductor Equipment (3.0%)
Analog Devices, Inc.	18,470	1,021,760
Avago Technologies, Ltd. (b)	10,300	1,495,045
NXP Semiconductor NV (b) (c)	16,000	1,348,000
		3,864,805
Software (4.6%)
Adobe Systems, Inc. (c)	18,030	1,693,738
Oracle Corp.	62,300	2,275,819
Salesforce.com, Inc. (c)	24,730	1,938,832
		5,908,389
	Shares	Value(a)
Materials (2.7%)
Chemicals (2.7%)
Albemarle Corp.	18,490	$1,035,625
CF Industries Holdings, Inc.	20,090	819,873
Ecolab, Inc.	7,130	815,529
The Dow Chemical Co.	16,730	861,261
		3,532,288
Telecommunication Services (2.2%)
Diversified Telecommunication Services (1.4%)
Verizon Communications, Inc.	38,610	1,784,554
Wireless Telecommunication Services (0.8%)
T-Mobile US, Inc. (c)	26,810	1,048,807
Utilities (2.9%)
Electric Utilities (1.5%)
American Electric Power Co., Inc.	33,710	1,964,282
Multi-Utilities (1.4%)
PG&E Corp.	33,290	1,770,695
Total common stocks (cost: $123,344,694)		127,286,710
Short-Term Securities (1.3%)
Investment Companies (1.3%)
State Street Institutional U.S. Government Money Market Fund, current rate 0.000%	1,706,683	1,706,683
Total short-term securities (cost: $1,706,683)		1,706,683
Total investments in securities (cost: $125,051,377) (d)		128,993,393
Liabilities in excess of cash and other assets (-0.1%)		(109,751)
Total net assets (100.0%)		$128,883,642

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Foreign security: The Fund held 7.2% of net assets in foreign securities at December 31, 2015.

(c)  Non-income producing security.

(d)  At December 31, 2015 the cost of securities for federal income tax purposes was $125,538,077. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$9,673,652
Gross unrealized depreciation	(6,218,336)
Net unrealized appreciation	$3,455,316

See accompanying notes to financial statements.

SFT T. Rowe Price Value Fund
Investments in Securities

December 31, 2015

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (99.6%)
Consumer Discretionary (5.4%)
Auto Components (1.1%)
Johnson Controls, Inc.	59,300	$2,341,757
Hotels, Restaurants & Leisure (1.6%)
Carnival Corp.	41,600	2,266,368
Las Vegas Sands Corp.	23,900	1,047,776
		3,314,144
Leisure Equipment & Products (1.1%)
Mattel, Inc.	81,351	2,210,306
Media (0.6%)
Twenty-First Century Fox, Inc. – Class A	43,400	1,178,744
Specialty Retail (1.0%)
Lowe's Cos., Inc.	28,800	2,189,952
Consumer Staples (9.8%)
Beverages (1.1%)
Coca-Cola Enterprises, Inc.	22,500	1,107,900
The Coca-Cola Co.	26,400	1,134,144
		2,242,044
Food & Staples Retailing (0.1%)
CVS Health Corp.	2,800	273,756
Food Products (6.2%)
Bunge, Ltd.	33,600	2,294,208
ConAgra Foods, Inc.	34,100	1,437,656
Ingredion, Inc.	28,500	2,731,440
Tyson Foods, Inc. – Class A	118,400	6,314,272
		12,777,576
Household Products (0.3%)
The Procter & Gamble Co.	8,300	659,103
Tobacco (2.1%)
Philip Morris International, Inc.	50,800	4,465,828
Energy (4.5%)
Oil, Gas & Consumable Fuels (4.5%)
Apache Corp.	30,400	1,351,888
BG Group PLC (b)	2,868	41,637
Chevron Corp.	26,200	2,356,952
ConocoPhillips	17,400	812,406
Exxon Mobil Corp.	29,000	2,260,550
Occidental Petroleum Corp.	14,700	993,867
Phillips 66	1,300	106,340
Royal Dutch Shell PLC , ADR (b)	2,200	100,738
Spectra Energy Corp.	44,500	1,065,330
TOTAL SA ADR (b)	7,800	350,610
		9,440,318
	Shares	Value(a)
Financial (23.3%)
Capital Markets (6.0%)
Ameriprise Financial, Inc.	17,400	$1,851,708
BlackRock, Inc.	1,800	612,936
Morgan Stanley	152,000	4,835,120
State Street Corp.	13,100	869,316
The Bank of New York Mellon Corp.	102,200	4,212,684
		12,381,764
Commercial Banks (8.1%)
Bank of America Corp.	156,300	2,630,529
Citigroup, Inc.	120,000	6,210,000
Fifth Third Bancorp	13,900	279,390
JPMorgan Chase & Co.	84,100	5,553,123
Royal Bank of Scotland Group PLC (b) (c)	319,817	1,423,562
Wells Fargo & Co.	11,600	630,576
		16,727,180
Consumer Finance (0.9%)
American Express Co.	8,400	584,220
Discover Financial Services	25,000	1,340,500
		1,924,720
Diversified Financial Services (0.5%)
Intercontinental Exchange, Inc.	4,200	1,076,292
Insurance (6.4%)
Genworth Financial, Inc. – Class A (c)	166,400	620,672
Marsh & McLennan Cos., Inc.	56,500	3,132,925
MetLife, Inc.	122,200	5,891,262
XL Group PLC (b)	94,600	3,706,428
		13,351,287
Specialized REITs (1.4%)
Digital Realty Trust, Inc.	8,300	627,646
Weyerhaeuser Co.	73,800	2,212,524
		2,840,170
Health Care (22.4%)
Biotechnology (2.3%)
Baxalta, Inc.	46,600	1,818,798
Gilead Sciences, Inc.	29,100	2,944,629
		4,763,427
Health Care Equipment & Supplies (2.5%)
Becton Dickinson and Co.	7,800	1,201,902
Medtronic PLC (b)	51,216	3,939,535
		5,141,437

See accompanying notes to financial statements.

SFT T. Rowe Price Value Fund
Investments in Securities – continued

	Shares	Value(a)
Health Care Providers & Services (6.3%)
Aetna, Inc.	20,800	$2,248,896
Anthem, Inc.	21,400	2,984,016
Cigna Corp.	17,500	2,560,775
HCA Holdings, Inc. (c)	49,600	3,354,448
UnitedHealth Group, Inc.	16,700	1,964,588
		13,112,723
Life Sciences Tools & Services (2.9%)
Agilent Technologies, Inc.	57,600	2,408,256
Thermo Fisher Scientific, Inc.	25,900	3,673,915
		6,082,171
Pharmaceuticals (8.4%)
Allergan PLC (c)	7,900	2,468,750
Johnson & Johnson	1,700	174,624
Mallinckrodt PLC (c)	22,500	1,679,175
Mylan NV (c)	53,300	2,881,931
Perrigo Co. PLC (b)	2,500	361,750
Pfizer, Inc.	271,300	8,757,564
Valeant Pharmaceuticals International, Inc. (c)	10,800	1,097,820
		17,421,614
Industrials (11.1%)
Aerospace & Defense (2.3%)
The Boeing Co.	32,700	4,728,093
Airlines (1.8%)
American Airlines Group, Inc.	86,700	3,671,745
Commercial Services & Supplies (0.7%)
Tyco International PLC	47,500	1,514,775
Electrical Equipment (0.3%)
Sensata Technologies Holding NV (c)	14,000	644,840
Industrial Conglomerates (5.0%)
Danaher Corp.	10,300	956,664
General Electric Co.	303,100	9,441,565
		10,398,229
Machinery (0.8%)
Pentair PLC (b)	32,200	1,594,866
Road & Rail (0.2%)
Canadian Pacific Railway, Ltd. (b)	3,800	484,880
Information Technology (9.8%)
Communications Equipment (2.0%)
Cisco Systems, Inc.	35,200	955,856
Juniper Networks, Inc.	95,500	2,635,800
QUALCOMM, Inc.	11,000	549,835
		4,141,491
Computers & Peripherals (0.3%)
Western Digital Corp.	10,600	636,530
	Shares	Value(a)
Electronic Equipment, Instruments & Components (0.9%)
Keysight Technologies, Inc. (c)	50,400	$1,427,832
TE Connectivity, Ltd. (b)	6,500	419,965
		1,847,797
Semiconductors & Semiconductor Equipment (2.6%)
Applied Materials, Inc.	22,300	416,341
Micron Technology, Inc. (c)	137,000	1,939,920
NXP Semiconductor NV (b) (c)	5,900	497,075
Texas Instruments, Inc.	46,100	2,526,741
		5,380,077
Software (4.0%)
CA, Inc.	94,400	2,696,064
Microsoft Corp.	103,500	5,742,180
		8,438,244
Materials (4.1%)
Chemicals (2.9%)
Ashland, Inc.	15,100	1,550,770
Celanese Corp. – Series A	36,700	2,471,011
EI du Pont de Nemours & Co.	31,200	2,077,920
		6,099,701
Containers & Packaging (0.5%)
International Paper Co.	27,700	1,044,290
Paper & Forest Products (0.7%)
West Fraser Timber Co., Ltd. (b)	36,000	1,361,371
Telecommunication Services (0.9%)
Diversified Telecommunication Services (0.3%)
Frontier Communications Corp.	130,600	609,902
Wireless Telecommunication Services (0.6%)
T-Mobile US, Inc. (c)	29,900	1,169,688
Utilities (8.3%)
Electric Utilities (4.4%)
American Electric Power Co., Inc.	37,100	2,161,817
Edison International	22,800	1,349,988
Entergy Corp.	12,400	847,664
Exelon Corp.	8,500	236,045
FirstEnergy Corp.	136,500	4,331,145
Xcel Energy, Inc.	7,100	254,961
		9,181,620
Independent Power Producers & Energy Traders (1.3%)
The AES Corp.	270,100	2,584,857
Multi-Utilities (2.6%)
CenterPoint Energy, Inc.	76,000	1,395,360
PG&E Corp.	75,300	4,005,207
		5,400,567
Total common stocks (cost: $200,002,473)		206,849,876

See accompanying notes to financial statements.

SFT T. Rowe Price Value Fund
Investments in Securities – continued

	Shares	Value(a)
Short-Term Securities (0.3%)
Investment Companies (0.3%)
State Street Institutional U.S. Government Money Market Fund, current rate 0.000%	644,637	$644,637
T. Rowe Price Reserve Investment Fund, current rate 0.000%	1,035	1,035
Total short-term securities (cost: $645,672)		645,672
Total investments in securities (cost: $200,648,145) (d)		207,495,548
Cash and other assets in excess of liabilities (0.1%)		202,027
Total net assets (100.0%)		$207,697,575

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Foreign security: The Fund held 6.9% of net assets in foreign securities at December 31, 2015.

(c)  Non-income producing security.

(d)  At December 31, 2015 the cost of securities for federal income tax purposes was $201,177,579. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$14,600,670
Gross unrealized depreciation	(8,282,701)
Net unrealized appreciation	$6,317,969

See accompanying notes to financial statements.

(This page has been left blank intentionally.)

Securian Funds Trust

Statements of Assets and Liabilities

December 31, 2015

	SFT Advantus Bond Fund	SFT Advantus Index 400 Mid-Cap Fund	SFT Advantus Index 500 Fund	SFT Advantus International Bond Fund	SFT Advantus Managed Volatility Fund		SFT Advantus Managed Volatility Equity Fund		SFT Advantus Money Market Fund
Assets
Investments in securities, at market value – see accompanying schedule for detailed listing*
Unaffiliated issuers	$437,827,144	$198,648,098	$703,254,285	$109,778,368		$125,381,588		$25,871,467		$88,921,745
Affiliated issuers (note 8)	–	–	–	–		77,612,044		–		–
Cash on demand deposit^	7,546	7,307	7,110	759,731		–		–		377
Foreign currency on deposit^^	–	–	–	1,542,478		–		–		–
Receivable:
Fund shares sold	38,151	85,239	11,426,235	6,079		412,352		242,597		–
Investment securities sold (including paydowns)	–	3,897,494	–	–		–		–		–
Dividends and accrued interest	2,790,614	191,226	867,343	837,180		861,434		1,317		93,154
Refundable foreign income taxes withheld	–	–	–	205,759		–		–		–
Adviser (note 4)	–	–	–	–		49,115		27,021		48,184
Variation margin	–	–	–	–		–		78,720		–
Unrealized appreciation on forward foreign currency contracts	–	–	–	2,094,204		–		–		–
Prepaid expenses	8,769	7,848	11,832	6,812		5,776		6,399		6,675
Total assets	440,672,224	202,837,212	715,566,805	115,230,611		204,322,309		26,227,521		89,070,135
Liabilities
Payable:
Fund shares repurchased	11,527,653	1,174	–	–		–		–		64,590
Investment securities purchased	12,005,863	–	27,811,447	–		–		672,174		–
Investment securities purchased on a forward – commitment basis (note 2)	27,495,720	–	–	–		–		–		–
Adviser	219,101	81,339	213,096	103,895		164,721		20,217		60,684
Variation margin	43,437	83,771	88,123	68,610		60,408		–		–
Accrued expenses	203,601	106,814	174,891	121,212		110,545		21,082		116,305
Unrealized depreciation on forward foreign currency contracts	–	–	–	1,405,001		–		–		–
Total liabilities	51,495,375	273,098	28,287,557	1,698,718		335,674		713,473		241,579
Net assets applicable to outstanding capital stock	$389,176,849	$202,564,114	$687,279,248	$113,531,893		$203,986,635		$25,514,048		$88,828,556
Represented by:
Paid in capital**	$366,470,575	$82,505,902	$197,393,075	$99,600,388		$201,789,339		$25,365,524		$88,868,148
Retained earnings (deficit)	22,706,274	120,058,212	489,886,173	13,931,505		2,197,296		148,524		(39,592)
Total	$389,176,849	$202,564,114	$687,279,248	$113,531,893		$203,986,635		$25,514,048		$88,828,556
Net assets by class:
Class 1	$6,243,001	$16,846,724	$110,209,986	$984,116	$	N/A	$	N/A	$	N/A
Class 2	382,933,848	185,717,390	577,069,262	112,547,777		203,986,635		25,514,048		88,828,556
Net asset value per share of outstanding capital stock by class:
Class 1	2.157	3.553	7.829	2.418		N/A		N/A		N/A
Class 2	2.120	3.491	7.693	2.376		11.226		10.064		1.000
* Identified cost:
Unaffiliated issuers	$435,659,843	$148,280,770	$338,877,136	$119,354,029		$128,507,245		$25,954,310		$88,921,745
Affiliated issuers	–	–	–	–		72,000,000		–		–
** Shares outstanding by class:
Class 1	2,894,114	4,741,859	14,077,030	406,988		N/A		N/A		N/A
Class 2	180,642,603	53,193,011	75,007,410	47,366,814		18,171,246		2,535,129		88,870,214
^ Collateral for open centrally cleared swaps	$–	$–	$–	$759,319		$–		$–		$–
^^ Foreign currency on deposit (cost)	$–	$–	$–	$1,547,375		$–		$–		$–

See accompanying notes to financial statements.

	SFT Advantus Mortgage Securities Fund	SFT Advantus Real Estate Securities Fund	SFT IvySM Growth Fund		SFT IvySM Small Cap Growth Fund		SFT Pyramis® Core Equity Fund	SFT T. Rowe Price Value Fund
Assets
Investments in securities, at market value – see accompanying schedule for detailed listing*
Unaffiliated issuers	$97,812,531	$151,448,990		$478,761,331		$145,725,789	$128,993,393		$207,495,548
Affiliated issuers (note 8)	–	–		–		–	–		–
Cash on demand deposit^	4,895	–		–		–	13,454		15,296
Foreign currency on deposit^^	–	–		–		–	–		–
Receivable:
Fund shares sold	6,636	35,307		–		–	–		22,115
Investment securities sold (including paydowns)	12,465	–		445,873		–	–		514,264
Dividends and accrued interest	270,550	644,508		493,511		38,440	158,138		274,906
Refundable foreign income taxes withheld	–	–		43,773		–	14,126		50,319
Adviser (note 4)	–	–		–		–	–		–
Variation margin	–	–		–		–	–		–
Unrealized appreciation on forward foreign currency contracts	–	–		–		–	–		–
Prepaid expenses	6,687	7,095		9,386		7,411	6,815		7,282
Total assets	98,113,764	152,135,900		479,753,874		145,771,640	129,185,926		208,379,730
Liabilities
Payable:
Fund shares repurchased	28,576	5,753		57,453		47,442	42,998		–
Investment securities purchased	–	–		91,317		–	–		396,614
Investment securities purchased on a forward – commitment basis (note 2)	3,493,984	–		–		–	–		–
Adviser	68,602	130,521		388,942		166,095	110,619		175,078
Variation margin	–	–		–		–	–		–
Accrued expenses	107,431	93,252		135,271		92,692	148,667		110,463
Unrealized depreciation on forward foreign currency contracts	–	–		–		–	–		–
Total liabilities	3,698,593	229,526		672,983		306,229	302,284		682,155
Net assets applicable to outstanding capital stock	$94,415,171	$151,906,374		$479,080,891		$145,465,411	$128,883,642		$207,697,575
Represented by:
Paid in capital**	$112,797,132	$72,431,248		$387,586,285		$137,140,047	$112,248,316		$193,366,456
Retained earnings (deficit)	(18,381,961)	79,475,126		91,494,606		8,325,364	16,635,326		14,331,119
Total	$94,415,171	$151,906,374		$479,080,891		$145,465,411	$128,883,642		$207,697,575
Net assets by class:
Class 1	$912,762	$6,750,488	$	N/A	$	N/A	$587,018	$	N/A
Class 2	93,502,409	145,155,886		479,080,891		145,465,411	128,296,624		207,697,575
Net asset value per share of outstanding capital stock by class:
Class 1	1.894	4.324		N/A		N/A	11.261		N/A
Class 2	1.861	4.249		12.012		10.414	11.214		10.617
* Identified cost:
Unaffiliated issuers	$97,191,242	$128,173,927		$401,776,804		$144,953,933	$125,051,377		$200,648,145
Affiliated issuers	–	–		–		–	–		–
** Shares outstanding by class:
Class 1	481,964	1,561,167		N/A		N/A	52,130		N/A
Class 2	50,242,805	34,162,652		39,885,091		13,967,629	11,441,052		19,563,088
^ Collateral for open centrally cleared swaps	$–	$–		$–		$–	$–		$–
^^ Foreign currency on deposit (cost)	$–	$–		$–		$–	$–		$–

Securian Funds Trust

Statements of Operations

Year or period ended December 31, 2015

	SFT Advantus Bond Fund	SFT Advantus Index 400 Mid-Cap Fund	SFT Advantus Index 500 Fund	SFT Advantus International Bond Fund	SFT Advantus Managed Volatility Fund	SFT Advantus Managed Volatility Equity Fund[2]	SFT Advantus Money Market Fund
Income:
Interest[1]	$13,231,067	$634	$272	$4,408,826	$2,531,813	$–	$100,997
Dividends	237	3,412,537	13,947,907	974	231,761	161,815	–
Foreign tax withholding	–	–	(1,008)	(221,662)	–	–	–
Total investment income	13,231,304	3,413,171	13,947,171	4,188,138	2,763,574	161,815	100,997
Expenses (note 4):
Investment advisory fee	1,502,360	343,883	1,011,505	733,311	1,187,875	16,603	261,810
Rule 12b-1 fees	924,269	531,966	1,436,030	303,098	456,875	6,386	218,175
Shareholder servicing fee	167,311	77,186	149,688	77,207	60,577	5,948	86,344
Audit and accounting services	37,081	33,456	35,568	48,359	46,275	20,401	52,549
Administrative services fee	45,389	27,063	27,063	71,388	26,067	3,200	38,390
Legal fees	33,919	23,560	33,488	23,560	24,453	–	40,079
Custodian fees	20,762	10,528	23,885	84,756	19,294	747	6,900
Printing and shareholder reports	8,734	8,734	8,475	8,734	8,734	3,462	8,734
Trustee's fees	19,692	19,692	19,692	19,692	19,692	–	19,692
S&P Licensing fee	–	35,989	70,621	4,000	340	–	–
Insurance	8,259	8,259	8,259	8,260	8,259	770	8,258
Other	10,389	8,800	19,386	5,540	3,032	713	3,260
Total expenses before fees waived	2,778,165	1,129,116	2,843,660	1,387,905	1,861,473	58,230	744,191
Less fees waived (note 4)	–	–	–	–	(399,122)	(37,796)	(643,194)
Total expenses net of fees waived	2,778,165	1,129,116	2,843,660	1,387,905	1,462,351	20,434	100,997
Net investment income	10,453,139	2,284,055	11,103,511	2,800,233	1,301,223	141,381	–
Realized and unrealized gains (losses) on investments and foreign currencies:
Investments (note 3)
Unaffiliated issuers	299,946	25,137,347	33,562,435	(4,464,405)	3,445	–	872
Swaps	–	–	–	(303,434)	–	–	–
Foreign currency transactions	–	–	–	8,177,158	–	–	–
Net increase from litigation payments	–	9,544	45,288	–	–	–	–
Futures transactions	(356,278)	(156,457)	613,043	–	(5,241,591)	30,182	–
Net change in unrealized appreciation or depreciation on:
Investments
Unaffiliated issuers	(9,855,981)	(32,408,312)	(38,718,420)	(5,566,520)	(3,785,144)	(82,843)	–
Affiliated issuers (note 8)	–	–	–	–	540,384	–	–
Swaps	–	–	–	(40,133)	–	–	–
Translation of assets and liabilities in foreign currency	–	–	–	(5,687,751)	–	–	–
Futures transactions	200,584	(120,590)	105,076	–	(300,577)	59,804	–
Net gains (losses) on investments	(9,711,729)	(7,538,468)	(4,392,578)	(7,885,085)	(8,783,483)	7,143	872
Net increase (decrease) in net assets resulting from operations	$741,410	$(5,254,413)	$6,710,933	$(5,084,852)	$(7,482,260)	$148,524	$872

1  All income is from unaffiliated issuers.

2  The Fund commenced operations on November 18, 2015.

See accompanying notes to financial statements.

	SFT Advantus Mortgage Securities Fund	SFT Advantus Real Estate Securities Fund	SFT IvySM Growth Fund	SFT IvySM Small Cap Growth Fund	SFT Pyramis® Core Equity Fund	SFT T. Rowe Price Value Fund
Income:
Interest[1]	$2,813,682	$295	$43,938	$54,831	$19,514	$15,819
Dividends	2,115	3,503,877	4,879,867	661,089	1,999,609	4,673,406
Foreign tax withholding	–	–	(52,758)	–	(2,813)	(17,685)
Total investment income	2,815,797	3,504,172	4,871,047	715,920	2,016,310	4,671,540
Expenses (note 4):
Investment advisory fee	389,913	1,028,889	3,336,943	1,544,948	911,913	1,485,118
Rule 12b-1 fees	241,517	352,229	1,246,076	454,396	349,146	554,149
Shareholder servicing fee	58,723	67,902	106,817	33,097	32,408	34,656
Audit and accounting services	41,025	31,870	38,502	37,574	39,684	37,573
Administrative services fee	39,268	27,941	22,023	22,023	22,023	22,023
Legal fees	35,486	23,560	23,560	23,560	25,159	23,560
Custodian fees	17,502	6,552	7,887	11,866	23,175	33,695
Printing and shareholder reports	8,734	8,734	8,622	8,622	8,622	9,028
Trustee's fees	19,692	19,692	19,692	19,692	19,692	19,692
S&P Licensing fee	–	–	–	–	–	–
Insurance	8,259	8,259	8,259	8,259	8,259	8,259
Other	4,839	6,197	12,874	6,260	5,889	7,480
Total expenses before fees waived	864,958	1,581,825	4,831,255	2,170,297	1,445,970	2,235,233
Less fees waived (note 4)	–	–	–	–	–	–
Total expenses net of fees waived	864,958	1,581,825	4,831,255	2,170,297	1,445,970	2,235,233
Net investment income	1,950,839	1,922,347	39,792	(1,454,377)	570,340	2,436,307
Realized and unrealized gains (losses) on investments and foreign currencies:
Investments (note 3)
Unaffiliated issuers	1,702,476	13,037,803	16,191,451	10,108,406	7,209,453	4,791,951
Swaps	–	–	–	–	–	–
Foreign currency transactions	–	–	(1,457)	–	–	(2,808)
Net increase from litigation payments	313,705	–	–	–	–	–
Futures transactions	74,902	–	–	–	–	–
Net change in unrealized appreciation or depreciation on:
Investments
Unaffiliated issuers	(1,191,631)	(8,048,576)	16,756,196	(14,170,483)	(6,584,517)	(11,462,117)
Affiliated issuers (note 8)	–	–	–	–	–	–
Swaps	–	–	–	–	–	–
Translation of assets and liabilities in foreign currency	–	–	(396)	–	–	(1,880)
Futures transactions	(22,451)	–	–	–	–	–
Net gains (losses) on investments	877,001	4,989,227	32,945,794	(4,062,077)	624,936	(6,674,854)
Net increase (decrease) in net assets resulting from operations	$2,827,840	$6,911,574	$32,985,586	$(5,516,454)	$1,195,276	$(4,238,547)

Securian Funds Trust

Statements of Changes in Net Assets

Year or period ended December 31, 2015 and year or period ended December 31, 2014

	SFT Advantus Bond Fund		SFT Advantus Index 400 Mid-Cap Fund		SFT Advantus Index 500 Fund
	2015	2014	2015	2014	2015	2014
Operations:
Investment income – net	$10,453,139	$10,490,438	$2,284,055	$2,074,322	$11,103,511	$9,416,510
Net realized gains (losses) on investments	(56,332)	5,323,640	24,990,434	18,528,096	34,220,766	20,406,066
Net change in unrealized appreciation or depreciation of investments	(9,655,397)	6,751,632	(32,528,902)	(190,675)	(38,613,344)	44,983,090
Net increase (decrease) in net assets resulting from operations	741,410	22,565,710	(5,254,413)	20,411,743	6,710,933	74,805,666
Capital stock transactions:
Proceeds from sales
Class 1	1,323,447	1,088,939	3,014,567	2,793,272	50,362,052	20,039,931
Class 2	47,256,298	10,539,299	4,553,072	2,307,433	41,848,727	12,078,003
Payments for redemption of shares
Class 1	(496,546)	(401,562)	(1,143,425)	(1,485,358)	(2,010,310)	(1,619,213)
Class 2	(33,976,002)	(19,911,931)	(32,328,550)	(18,990,276)	(56,072,867)	(35,689,410)
Increase (decrease) in net assets from capital stock transactions	14,107,197	(8,685,255)	(25,904,336)	(15,374,929)	34,127,602	(5,190,689)
Total increase (decrease) in net assets	14,848,607	13,880,455	(31,158,749)	5,036,814	40,838,535	69,614,977
Net assets at beginning of period	374,328,242	360,447,787	233,722,863	228,686,049	646,440,713	576,825,736
Net assets at end of period	$389,176,849	$374,328,242	$202,564,114	$233,722,863	$687,279,248	$646,440,713
Capital share transactions:
Proceeds from sales
Class 1	608,048	517,670	815,402	807,007	6,459,152	2,759,483
Class 2	22,265,947	5,132,108	1,246,026	676,065	5,414,073	1,673,196
Net change from capital transactions	22,873,995	5,649,778	2,061,428	1,483,072	11,873,225	4,432,679
Payments for redemption of shares
Class 1	(228,367)	(192,513)	(309,356)	(422,915)	(254,782)	(220,570)
Class 2	(15,928,093)	(9,619,309)	(8,932,333)	(5,564,536)	(7,229,840)	(5,063,900)
Net change from capital transactions	(16,156,460)	(9,811,822)	(9,241,689)	(5,987,451)	(7,484,622)	(5,284,470)

See accompanying notes to financial statements.

	SFT Advantus International Bond Fund		SFT Advantus Managed Volatility Fund
	2015	2014	2015	2014
Operations:
Investment income – net	$2,800,233	$3,465,787	$1,301,223	$279,917
Net realized gains (losses) on investments	3,409,319	1,876,438	(5,238,146)	2,833,438
Net change in unrealized appreciation or depreciation of investments	(11,294,404)	(3,103,056)	(3,545,337)	3,450,672
Net increase (decrease) in net assets resulting from operations	(5,084,852)	2,239,169	(7,482,260)	6,564,027
Capital stock transactions:
Proceeds from sales
Class 1	171,531	206,840	–	–
Class 2	3,282,098	2,419,289	105,460,244	72,364,610
Payments for redemption of shares
Class 1	(86,111)	(38,489)	–	–
Class 2	(9,862,746)	(9,355,978)	(25,038,119)	(812,666)
Increase (decrease) in net assets from capital stock transactions	(6,495,228)	(6,768,338)	80,422,125	71,551,944
Total increase (decrease) in net assets	(11,580,080)	(4,529,169)	72,939,865	78,115,971
Net assets at beginning of period	125,111,973	129,641,142	131,046,770	52,930,799
Net assets at end of period	$113,531,893	$125,111,973	$203,986,635	$131,046,770
Capital share transactions:
Proceeds from sales
Class 1	69,081	81,804	–	–
Class 2	1,337,257	975,387	9,126,430	6,435,831
Net change from capital transactions	1,406,338	1,057,191	9,126,430	6,435,831
Payments for redemption of shares
Class 1	(34,876)	(15,250)	–	–
Class 2	(4,054,692)	(3,766,044)	(2,249,753)	(73,605)
Net change from capital transactions	(4,089,568)	(3,781,294)	(2,249,753)	(73,605)

Securian Funds Trust

Statements of Changes in Net Assets – continued

Year or period ended December 31, 2015 and year or period ended December 31, 2014

	SFT Advantus Managed Volatility Equity Fund[1]	SFT Advantus Money Market Fund		SFT Advantus Mortgage Securities Fund
	2015	2015	2014	2015	2014
Operations:
Investment income – net	$141,381	$–	$–	$1,950,839	$1,451,377
Net realized gains (losses) on investments	30,182	872	–	2,091,083	1,180,902
Net change in unrealized appreciation or depreciation of investments	(23,039)	–	–	(1,214,082)	2,845,918
Net increase (decrease) in net assets resulting from operations	148,524	872	–	2,827,840	5,478,197
Capital stock transactions:
Proceeds from sales
Class 1	–	–	–	147,030	101,479
Class 2	25,365,524	39,859,401	25,862,636	3,492,012	3,621,084
Payments for redemption of shares
Class 1	–	–	–	(73,822)	(331,640)
Class 2	–	(37,936,081)	(28,381,528)	(10,139,060)	(7,263,304)
Increase (decrease) in net assets from capital stock transactions	25,365,524	1,923,320	(2,518,892)	(6,573,840)	(3,872,381)
Total increase (decrease) in net assets	25,514,048	1,924,192	(2,518,892)	(3,746,000)	1,605,816
Net assets at beginning of period	–	86,904,364	89,423,256	98,161,171	96,555,355
Net assets at end of period	$25,514,048	$88,828,556	$86,904,364	$94,415,171	$98,161,171
Capital share transactions:
Proceeds from sales
Class 1	–	–	–	78,384	56,585
Class 2	2,535,129	39,859,401	25,862,637	1,893,593	2,044,593
Net change from capital transactions	2,535,129	39,859,401	25,862,637	1,971,977	2,101,178
Payments for redemption of shares
Class 1	–	–	–	(39,320)	(182,696)
Class 2	–	(37,936,081)	(28,381,528)	(5,501,246)	(4,106,052)
Net change from capital transactions	–	(37,936,081)	(28,381,528)	(5,540,566)	(4,288,748)

1  The Fund commenced operations on November 18, 2015.

2  The Fund commenced operations on May 1, 2014.

See accompanying notes to financial statements.

	SFT Advantus Real Estate Securities Fund		SFT IvySM Growth Fund[2]		SFT IvySM Small Cap Growth Fund[2]
	2015	2014	2015	2014	2015	2014
Operations:
Investment income – net	$1,922,347	$1,919,833	$39,792	$511,542	$(1,454,377)	$(831,705)
Net realized gains (losses) on investments	13,037,803	23,652,204	16,189,994	(2,230,926)	10,108,406	(268,816)
Net change in unrealized appreciation or depreciation of investments	(8,048,576)	10,027,900	16,755,800	60,228,404	(14,170,483)	14,942,339
Net increase (decrease) in net assets resulting from operations	6,911,574	35,599,937	32,985,586	58,509,020	(5,516,454)	13,841,818
Capital stock transactions:
Proceeds from sales
Class 1	1,345,152	937,065	–	–	–	–
Class 2	21,582,789	13,531,097	4,349,063	481,022,463	2,783,923	177,134,855
Payments for redemption of shares
Class 1	(411,732)	(379,801)	–	–	–	–
Class 2	(24,401,085)	(19,274,268)	(58,828,446)	(38,956,795)	(34,086,306)	(8,692,425)
Increase (decrease) in net assets from capital stock transactions	(1,884,876)	(5,185,907)	(54,479,383)	442,065,668	(31,302,383)	168,442,430
Total increase (decrease) in net assets	5,026,698	30,414,030	(21,493,797)	500,574,688	(36,818,837)	182,284,248
Net assets at beginning of period	146,879,676	116,465,646	500,574,688	–	182,284,248	–
Net assets at end of period	$151,906,374	$146,879,676	$479,080,891	$500,574,688	$145,465,411	$182,284,248
Capital share transactions:
Proceeds from sales
Class 1	323,734	255,827	–	–	–	–
Class 2	5,150,917	3,874,913	368,876	48,099,534	240,445	17,711,636
Net change from capital transactions	5,474,651	4,130,740	368,876	48,099,534	240,445	17,711,636
Payments for redemption of shares
Class 1	(98,752)	(100,919)	–	–	–	–
Class 2	(5,925,709)	(5,260,831)	(4,967,733)	(3,615,586)	(3,135,086)	(849,366)
Net change from capital transactions	(6,024,461)	(5,361,750)	(4,967,733)	(3,615,586)	(3,135,086)	(849,366)

Securian Funds Trust

Statements of Changes in Net Assets – continued

Year or period ended December 31, 2015 and year or period ended December 31, 2014

	SFT Pyramis® Core Equity Fund[1]		SFT T. Rowe Price Value Fund[1]
	2015	2014	2015	2014
Operations:
Investment income – net	$570,340	$479,471	$2,436,307	$1,711,314
Net realized gains (losses) on investments	7,209,453	4,434,046	4,789,143	(1,450,499)
Net change in unrealized appreciation or depreciation of investments	(6,584,517)	10,526,533	(11,463,997)	18,308,851
Net increase (decrease) in net assets resulting from operations	1,195,276	15,440,050	(4,238,547)	18,569,666
Capital stock transactions:
Proceeds from sales
Class 1	77,858	633,044	–	–
Class 2	6,540,794	144,294,431	2,389,895	230,523,628
Payments for redemption of shares
Class 1	(162,872)	(38,980)	–	–
Class 2	(20,701,936)	(18,394,023)	(23,656,051)	(15,891,016)
Increase (decrease) in net assets from capital stock transactions	(14,246,156)	126,494,472	(21,266,156)	214,632,612
Total increase (decrease) in net assets	(13,050,880)	141,934,522	(25,504,703)	233,202,278
Net assets at beginning of period	141,934,522	–	233,202,278	–
Net assets at end of period	$128,883,642	$141,934,522	$207,697,575	$233,202,278
Capital share transactions:
Proceeds from sales
Class 1	6,770	63,118	–	–
Class 2	566,592	14,422,514	227,035	23,044,990
Net change from capital transactions	573,362	14,485,632	227,035	23,044,990
Payments for redemption of shares
Class 1	(14,094)	(3,664)	–	–
Class 2	(1,819,275)	(1,728,779)	(2,184,806)	(1,524,131)
Net change from capital transactions	(1,833,369)	(1,732,443)	(2,184,806)	(1,524,131)

1  The Fund commenced operations on May 1, 2014.

See accompanying notes to financial statements.

Securian Funds Trust
Financial Highlights

SFT Advantus Bond Fund

	Class 1 Shares
	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$2.148	$2.016	$2.024	$1.880	$1.736
Income from investment operations:
Net investment income (a)	.066	.064	.060	.055	.045
Net gains (losses) (both realized and unrealized)	(.057)	.068	(.068)	.089	.099
Total from investment operations	.009	.132	(.008)	.144	.144
Net asset value, end of period	$2.157	$2.148	$2.016	$2.024	$1.880
Total return (b)	0.41%	6.56%	(0.40)%	7.69%	8.30%
Net assets, end of period (in thousands)	$6,243	$5,402	$4,414	$3,156	$421
Ratios to average net assets:
Expenses (c)	.49%	.49%	.51%	.51%	.50%
Net investment income	3.03%	3.07%	2.96%	2.77%	2.48%
Portfolio turnover rate (excluding short-term securities)	179.3%	193.5%	235.8%	205.5%	270.5%
	Class 2 Shares
	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$2.117	$1.991	$2.004	$1.866	$1.727
Income from investment operations:
Net investment income (a)	.059	.058	.054	.047	.041
Net gains (losses) (both realized and unrealized)	(.056)	.068	(.067)	.091	.098
Total from investment operations	.003	.126	(.013)	.138	.139
Net asset value, end of period	$2.120	$2.117	$1.991	$2.004	$1.866
Total return (b)	0.16%	6.29%	(0.65)%	7.42%	8.03%
Net assets, end of period (in thousands)	$382,934	$368,926	$356,034	$360,115	$359,289
Ratios to average net assets:
Expenses (c)	.74%	.74%	.76%	.76%	.75%
Net investment income	2.78%	2.82%	2.71%	2.41%	2.26%
Portfolio turnover rate (excluding short-term securities)	179.3%	193.5%	235.8%	205.5%	270.5%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Advantus Index 400 Mid-Cap Fund

	Class 1 Shares
	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$3.640	$3.324	$2.497	$2.124	$2.168
Income from investment operations:
Net investment income (a)	.046	.040	.034	.040	.021
Net gains (losses) (both realized and unrealized)	(.133)	.276	.793	.333	(.065)
Total from investment operations	(.087)	.316	.827	.373	(.044)
Net asset value, end of period	$3.553	$3.640	$3.324	$2.497	$2.124
Total return (b)	(2.39)%	9.51%	33.11%	17.54%	(2.02)%
Net assets, end of period (in thousands)	$16,847	$15,418	$12,802	$6,656	$249
Ratios to average net assets:
Expenses (c)	.26%	.25%	.28%	.31%	.29%
Net investment income	1.24%	1.15%	1.15%	1.65%	1.09%
Portfolio turnover rate (excluding short-term securities)	16.1%	12.0%	9.3%	8.0%	16.3%
	Class 2 Shares
	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$3.586	$3.283	$2.472	$2.109	$2.157
Income from investment operations:
Net investment income (a)	.036	.030	.025	.023	.015
Net gains (losses) (both realized and unrealized)	(.131)	.273	.786	.340	(.063)
Total from investment operations	(.095)	.303	.811	.363	(.048)
Net asset value, end of period	$3.491	$3.586	$3.283	$2.472	$2.109
Total return (b)	(2.63)%	9.24%	32.78%	17.24%	(2.26)%
Net assets, end of period (in thousands)	$185,717	$218,305	$215,884	$180,588	$165,651
Ratios to average net assets:
Expenses (c)	.51%	.50%	.53%	.56%	.54%
Net investment income	.98%	.89%	.87%	.99%	.82%
Portfolio turnover rate (excluding short-term securities)	16.1%	12.0%	9.3%	8.0%	16.3%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Advantus Index 500 Fund

	Class 1 Shares
	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$7.737	$6.822	$5.167	$4.465	$4.384
Income from investment operations:
Net investment income (a)	.147	.132	.115	.111	.083
Net gains (losses) (both realized and unrealized)	(.055)	.783	1.540	.591	(.002)
Total from investment operations	.092	.915	1.655	.702	.081
Net asset value, end of period	$7.829	$7.737	$6.822	$5.167	$4.465
Total return (b)	1.18%	13.41%	32.04%	15.71%	1.85%
Net assets, end of period (in thousands)	$110,210	$60,909	$36,387	$11,524	$421
Ratios to average net assets:
Expenses (c)	.21%	.21%	.22%	.24%	.23%
Net investment income	1.88%	1.83%	1.88%	2.19%	1.88%
Portfolio turnover rate (excluding short-term securities)	6.1%	4.8%	4.5%	2.6%	4.6%
	Class 2 Shares
	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$7.622	$6.737	$5.115	$4.432	$4.362
Income from investment operations:
Net investment income (a)	.124	.110	.095	.088	.070
Net gains (losses) (both realized and unrealized)	(.053)	.775	1.527	.595	–
Total from investment operations	.071	.885	1.622	.683	.070
Net asset value, end of period	$7.693	$7.622	$6.737	$5.115	$4.432
Total return (b)	0.93%	13.13%	31.71%	15.42%	1.59%
Net assets, end of period (in thousands)	$577,069	$585,532	$540,439	$432,694	$418,980
Ratios to average net assets:
Expenses (c)	.46%	.46%	.47%	.49%	.48%
Net investment income	1.61%	1.56%	1.59%	1.80%	1.60%
Portfolio turnover rate (excluding short-term securities)	6.1%	4.8%	4.5%	2.6%	4.6%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Advantus International Bond Fund

	Class 1 Shares
	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$2.517	$2.468	$2.464	$2.115	$2.116
Income from investment operations:
Net investment income (a)	.063	.074	.078	.086	.089
Net gains (losses) (both realized and unrealized)	(.162)	(.025)	(.074)	.263	(.090)
Total from investment operations	(.099)	.049	.004	.349	(.001)
Net asset value, end of period	$2.418	$2.517	$2.468	$2.464	$2.115
Total return (b)	(3.92)%	1.96%	0.17%	16.49%	(0.01)%
Net assets, end of period (in thousands)	$984	$938	$756	$606	$395
Ratios to average net assets:
Expenses (c)	.89%	.86%	.87%	.94%	.95%
Net investment income	2.55%	2.93%	3.18%	3.76%	4.07%
Portfolio turnover rate (excluding short-term securities)	42.4%	19.3%	17.7%	38.8%	18.8%
	Class 2 Shares
	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$2.479	$2.438	$2.440	$2.100	$2.105
Income from investment operations:
Net investment income (a)	.056	.067	.071	.079	.083
Net gains (losses) (both realized and unrealized)	(.159)	(.026)	(.073)	.261	(.088)
Total from investment operations	(.103)	.041	(.002)	.340	(.005)
Net asset value, end of period	$2.376	$2.479	$2.438	$2.440	$2.100
Total return (b)	(4.16)%	1.70%	(0.08)%	16.20%	(0.26)%
Net assets, end of period (in thousands)	$112,548	$124,174	$128,885	$127,590	$110,987
Ratios to average net assets:
Expenses (c)	1.14%	1.11%	1.12%	1.19%	1.20%
Net investment income	2.29%	2.69%	2.92%	3.51%	3.85%
Portfolio turnover rate (excluding short-term securities)	42.4%	19.3%	17.7%	38.8%	18.8%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Advantus Managed Volatility Fund

	Year or period ended December 31,
	2015	2014	2013 (a)
Net asset value, beginning of period	$11.603	$10.731	$10.000
Income from investment operations:
Net investment income (b)	.082	.039	.008
Net gains (losses) (both realized and unrealized)	(.459)	.833	.723
Total from investment operations	(.377)	.872	.731
Net asset value, end of period	$11.226	$11.603	$10.731
Total return (c)	(3.25)%	8.12%	7.31%
Net assets, end of period (in thousands)	$203,987	$131,047	$52,931
Ratios to average net assets:
Expenses before waiver (d)	1.02%	1.19%	1.37	%(e)
Expenses net of waiver (d)(f)	.80%	.80%	.80	%(e)
Net investment income	.71%	.35%	.12	%(e)
Portfolio turnover rate (excluding short-term securities)	5.1%	1.5%	32.1%

(a)  The Fund commenced operations on May 1, 2013.

(b)  Based on average shares outstanding during the year.

(c)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(d)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

(f)  Ratio is net of fees waived by the advisor and distributor (see note 4).

Securian Funds Trust
Financial Highlights – continued

SFT Advantus Managed Volatility Equity Fund

	Period ended December 31, 2015 (a)
Net asset value, beginning of period	$10.000
Income from investment operations:
Net investment income (b)	.066
Net gains (losses) (both realized and unrealized)	(.002)
Total from investment operations	.064
Net asset value, end of period	$10.064
Total return (c)	0.64%
Net assets, end of period (in thousands)	$25,514
Ratios to average net assets:
Expenses before waiver (d)	2.28	%(e)
Expenses net of waiver (d)(f)	.80	%(e)
Net investment income	5.53	%(e)
Portfolio turnover rate (excluding short-term securities)	0.0%

(a)  The Fund commenced operations on November 18, 2015.

(b)  Based on average shares outstanding during the year.

(c)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(d)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

(f)  Ratio is net of fees waived by the advisor and distributor (see note 4).

Securian Funds Trust
Financial Highlights – continued

SFT Advantus Money Market Fund

	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000
Income from investment operations:
Net investment income (a)	–	–	–	–	–
Total from investment operations	–	–	–	–	–
Net asset value, end of period	$1.000	$1.000	$1.000	$1.000	$1.000
Total return (b)	–%	–%	–%	–%	–%
Net assets, end of period (in thousands)	$88,829	$86,904	$89,423	$95,858	$108,115
Ratios to average net assets:
Expenses before waiver (c)	.85%	.83%	.86%	.83%	.69%
Expenses net of waiver (c)(d)	.12%	.10%	.13%	.17%	.14%
Net investment income	–%	–%	–%	–%	–%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d)  Ratio is net of fees waived by the advisor and distributor (see note 4).

Securian Funds Trust
Financial Highlights – continued

SFT Advantus Mortgage Securities Fund

	Class 1 Shares
	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$1.835	$1.731	$1.761	$1.698	$1.587
Income from investment operations:
Net investment income (a)	.042	.031	.029	.038	.025
Net gains (losses) (both realized and unrealized)	.017	.073	(.059)	.025	.086
Total from investment operations	.059	.104	(.030)	.063	.111
Net asset value, end of period	$1.894	$1.835	$1.731	$1.761	$1.698
Total return (b)	3.21%	6.03%	(1.73)%	3.75%	7.00%
Net assets, end of period (in thousands)	$913	$813	$985	$521	$196
Ratios to average net assets:
Expenses (c)	.64%	.63%	.68%	.68%	.63%
Net investment income	2.25%	1.73%	1.67%	2.18%	1.54%
Portfolio turnover rate (excluding short-term securities)	141.4%	232.2%	370.7%	231.3%	241.8%
	Class 2 Shares
	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$1.808	$1.709	$1.744	$1.685	$1.579
Income from investment operations:
Net investment income (a)	.037	.026	.025	.034	.022
Net gains (losses) (both realized and unrealized)	.016	.073	(.060)	.025	.084
Total from investment operations	.053	.099	(.035)	.059	.106
Net asset value, end of period	$1.861	$1.808	$1.709	$1.744	$1.685
Total return (b)	2.95%	5.76%	(1.98)%	3.49%	6.73%
Net assets, end of period (in thousands)	$93,502	$97,348	$95,570	$96,902	$105,053
Ratios to average net assets:
Expenses (c)	.89%	.88%	.93%	.93%	.87%
Net investment income	2.00%	1.48%	1.44%	1.98%	1.34%
Portfolio turnover rate (excluding short-term securities)	141.4%	232.2%	370.7%	231.3%	241.8%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Advantus Real Estate Securities Fund

	Class 1 Shares
	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$4.108	$3.143	$3.100	$2.623	$2.482
Income from investment operations:
Net investment income (a)	.066	.062	.050	.052	.031
Net gains (losses) (both realized and unrealized)	.150	.903	(.007)	.425	.110
Total from investment operations	.216	.965	.043	.477	.141
Net asset value, end of period	$4.324	$4.108	$3.143	$3.100	$2.623
Total return (b)	5.25%	30.70%	1.40%	18.20%	5.68%
Net assets, end of period (in thousands)	$6,750	$5,489	$3,713	$2,522	$458
Ratios to average net assets:
Expenses (c)	.84%	.85%	.90%	.93%	.92%
Net investment income	1.59%	1.70%	1.55%	1.75%	2.44%
Portfolio turnover rate (excluding short-term securities)	65.8%	85.4%	39.8%	47.6%	57.7%
	Class 2 Shares
	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$4.047	$3.104	$3.069	$2.603	$2.469
Income from investment operations:
Net investment income (a)	.053	.050	.038	.034	.023
Net gains (losses) (both realized and unrealized)	.149	.893	(.003)	.432	.111
Total from investment operations	.202	.943	.035	.466	.134
Net asset value, end of period	$4.249	$4.047	$3.104	$3.069	$2.603
Total return (b)	4.99%	30.37%	1.15%	17.90%	5.42%
Net assets, end of period (in thousands)	$145,156	$141,391	$112,753	$108,327	$98,444
Ratios to average net assets:
Expenses (c)	1.09%	1.10%	1.15%	1.18%	1.16%
Net investment income	1.30%	1.40%	1.18%	1.16%	2.12%
Portfolio turnover rate (excluding short-term securities)	65.8%	85.4%	39.8%	47.6%	57.7%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT IvySM Growth Fund

	Year or period ended December 31,
	2015	2014 (a)
Net asset value, beginning of period	$11.253	$10.000
Income from investment operations:
Net investment income (b)	.001	.011
Net gains (losses) (both realized and unrealized)	.758	1.242
Total from investment operations	.759	1.253
Net asset value, end of period	$12.012	$11.253
Total return (c)	6.74%	12.53%
Net assets, end of period (in thousands)	$479,081	$500,575
Ratios to average net assets:
Expenses (d)	.97%	.96	%(e)
Net investment income	.01%	.15	%(e)
Portfolio turnover rate (excluding short-term securities)	31.6%	44.7%

(a)  The Fund commenced operations on May 1, 2014.

(b)  Based on average shares outstanding during the year.

(c)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(d)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

Securian Funds Trust
Financial Highlights – continued

SFT IvySM Small Cap Growth Fund

	Year or period ended December 31,
	2015	2014 (a)
Net asset value, beginning of period	$10.810	$10.000
Income from investment operations:
Net investment income (b)	(.090)	(.048)
Net gains (losses) (both realized and unrealized)	(.306)	.858
Total from investment operations	(.396)	.810
Net asset value, end of period	$10.414	$10.810
Total return (c)	(3.66)%	8.10%
Net assets, end of period (in thousands)	$145,465	$182,284
Ratios to average net assets:
Expenses (d)	1.19%	1.22	%(e)
Net investment income	(.80)%	(.71	)%(e)
Portfolio turnover rate (excluding short-term securities)	65.4%	115.8%

(a)  The Fund commenced operations on May 1, 2014.

(b)  Based on average shares outstanding during the year.

(c)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(d)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

Securian Funds Trust
Financial Highlights – continued

SFT Pyramis® Core Equity Fund

	Class 1 Shares
	Year or period ended December 31,
	2015	2014 (a)
Net asset value, beginning of period	$11.148	$10.000
Income from investment operations:
Net investment income (b)	.075	.053
Net gains (losses) (both realized and unrealized)	.038	1.095
Total from investment operations	.113	1.148
Net asset value, end of period	$11.261	$11.148
Total return (c)	1.01%	11.48%
Net assets, end of period (in thousands)	$587	$663
Ratios to average net assets:
Expenses (d)	.78%	.86	%(e)
Net investment income	.66%	.74	%(e)
Portfolio turnover rate (excluding short-term securities)	84.6%	54.2%
	Class 2 Shares
	Year or period ended December 31,
	2015	2014 (a)
Net asset value, beginning of period	$11.129	$10.000
Income from investment operations:
Net investment income (b)	.046	.035
Net gains (losses) (both realized and unrealized)	.039	1.094
Total from investment operations	.085	1.129
Net asset value, end of period	$11.214	$11.129
Total return (c)	0.76%	11.29%
Net assets, end of period (in thousands)	$128,297	$141,272
Ratios to average net assets:
Expenses (d)	1.03%	1.11	%(e)
Net investment income	.41%	.49	%(e)
Portfolio turnover rate (excluding short-term securities)	84.6%	54.2%

(a)  The Fund commenced operations on May 1, 2014.

(b)  Based on average shares outstanding during the year.

(c)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(d)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

Securian Funds Trust
Financial Highlights – continued

SFT T. Rowe Price Value Fund

	Year or period ended December 31,
	2015	2014 (a)
Net asset value, beginning of period	$10.836	$10.000
Income from investment operations:
Net investment income (b)	.119	.077
Net gains (losses) (both realized and unrealized)	(.338)	.759
Total from investment operations	(.219)	.836
Net asset value, end of period	$10.617	$10.836
Total return (c)	(2.02)%	8.36%
Net assets, end of period (in thousands)	$207,698	$233,202
Ratios to average net assets:
Expenses (d)	1.01%	1.02	%(e)
Net investment income	1.10%	1.10	%(e)
Portfolio turnover rate (excluding short-term securities)	65.0%	105.1%

(a)  The Fund commenced operations on May 1, 2014.

(b)  Based on average shares outstanding during the year.

(c)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(d)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

Securian Funds Trust
Notes to Financial Statements

December 31, 2015

(1)  Organization

Securian Funds Trust (the "Trust") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a no-load, diversified open-end management investment company, except that SFT Advantus International Bond Fund operates as a non-diversified, open-end management investment company. The Trust is a series trust that includes several different Funds: SFT Advantus Bond, SFT Advantus Index 400 Mid-Cap, SFT Advantus Index 500, SFT Advantus International Bond, SFT Advantus Managed Volatility, SFT Advantus Managed Volatility Equity, SFT Advantus Money Market, SFT Advantus Mortgage Securities, SFT Advantus Real Estate Securities, SFT IvySM Growth, SFT IvySM Small Cap Growth, SFT Pyramis® Core Equity, and SFT T. Rowe Price Value Fund. Advantus Capital Management, Inc. ("Advantus Capital"), a wholly-owned subsidiary of Securian Financial Group, Inc., serves as the investment adviser to each of the Funds in the Trust pursuant to an investment advisory agreement between Advantus Capital and the Trust. The Trust's prospectus provides a detailed description of each Fund's investment objective, policies and strategies. The Funds issue two classes of shares: Class 1 and Class 2, except for the SFT Advantus Money Market Fund, SFT Advantus Managed Volatility Fund, SFT Advantus Managed Volatility Equity Fund, SFT IvySM Growth Fund, SFT IvySM Small Cap Growth Fund, and SFT T. Rowe Price Value Fund which offer shares in only one class. Class 2 shares and shares of the SFT Advantus Money Market Fund, SFT Advantus Managed Volatility Fund, SFT Advantus Managed Volatility Equity Fund, SFT IvySM Growth Fund, SFT IvySM Small Cap Growth Fund, and SFT T. Rowe Price Value Fund are subject to a 12b-1 distribution fee. Both classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that Class 1 shares are not subject to a 12b-1 distribution fee. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Each Fund, other than SFT Advantus Managed Volatility Fund, SFT Advantus Managed Volatility Equity Fund, and SFT T. Rowe Price Value Fund, qualifies for federal income tax purposes as a partnership under the Internal Revenue Code of 1986, as amended (the "Code"). While the Trust anticipates that each Fund, other than SFT Advantus Managed Volatility Fund, SFT Advantus Managed Volatility Equity Fund, and SFT T. Rowe Price Value Fund, will always have two shareholders, Minnesota Life Insurance Company ("Minnesota Life") and Securian Life Insurance Company ("Securian Life"), a wholly owned subsidiary of Minnesota Life, such ownership could change and accordingly a Fund may at some time have only one shareholder and would be treated as a disregarded entity for federal income tax purposes. A Fund's election to be treated as a partnership is not expected to result in any material adverse federal income tax consequences to any owner of a variable annuity contract or variable life insurance policy, or in the tax treatment of any such contract or policy. As a partnership, a Fund is not subject to income tax, and any income, gains, deductions or losses of the Fund will instead pass through and be taken into account for federal income tax purposes by its partners, which will be Minnesota Life and Securian Life through their respective separate accounts. SFT Advantus Managed Volatility Fund, SFT Advantus Managed Volatility Equity Fund and SFT T. Rowe Price Value Fund are treated as disregarded entities for federal income tax purposes. A disregarded entity is disregarded for federal income tax purposes as an entity separate from its owner, and the owner is treated as directly owning the assets of the disregarded entity and takes into account for federal income tax purposes the income, gains, deductions and losses relating to those assets. A Fund is treated, for federal income tax purposes, as a partnership if it has more than one shareholder. If a Fund at any time has just one shareholder, as is the case for SFT Advantus Managed Volatility Fund, SFT Advantus Managed Volatility Equity Fund, and SFT T. Rowe Price Value Fund, it is treated as a disregarded entity for federal income tax purposes.

The Trust accounts for the assets, liabilities and operations of each Fund separately. Shares of the Trust are not offered directly to the public, but sold only to Minnesota Life and Securian Life in connection with Minnesota Life and Securian Life variable contracts and policies, and to certain other separate accounts of life insurance affiliates of Minnesota Life and Securian Life, and may also be offered to certain qualified plans.

Securian Funds Trust
Notes to Financial Statements – continued

(2)  Summary of Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, "Financial Services – Investment Companies." The significant accounting policies followed consistently by the Trust are as follows:

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, including disclosure of contingent assets and liabilities, as of the balance sheet date and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Investments in Securities

Each Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a U.S. or foreign securities exchange are valued at the last sale price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value quoted by dealers who make markets in these securities. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality and prepayment speeds, as applicable. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Advantus Capital Management, Inc. Valuation Committee ("the Committee ") under the supervision of the Trust's Board of Trustees ("the Board") and in accordance with Board-approved valuation policies and procedures. The Board has delegated the daily oversight of the securities valuation function to the Committee whose members ensure the valuations comply with the valuation policies and affirms the reasonableness of the fair valuation determinations. The fair valued securities are reviewed by the Board at their quarterly meetings.

A Fund's investments will also be valued at fair value by the Valuation Committee if Advantus Capital determines that an event impacting the value of an investment occurred after the close of the security's primary exchange or market (for example, a foreign exchange or market) and before the time the Fund's share is calculated. If a significant event impacting the value of a security or group of securities occurs, the Valuation Committee is immediately notified and the members meet promptly to determine whether fair value pricing is needed in accordance with the Fund's valuation procedures and, if so, to approve the pricing methodology to be used.

Short-term securities, with the exception of those held in the SFT Advantus Money Market Fund, are valued at market. Pursuant to Rule 2a-7 of the 1940 Act, all securities in the SFT Advantus Money Market Fund are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1.00 per share. However, there is no assurance the SFT Advantus Money Market Fund will maintain the $1.00 net asset value.

Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated using the first in, first out basis. Paydowns of securities are recorded as receivables as of the due date, which varies by the issuer. Dividend income is recognized on the ex-dividend date or upon dividend notification for certain foreign securities, and interest income, including amortization of bond premium and accretion of bond discount computed on an effective yield basis, is accrued daily.

Foreign Currency Translations and Forward Foreign Currency Contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The Fund isolates the portion

Securian Funds Trust
Notes to Financial Statements – continued

(2)  Summary of Significant Accounting Policies – (continued)

of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

SFT Advantus International Bond Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. A forward foreign currency contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date. SFT Advantus International Bond Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The net U.S. dollar value of foreign currency underlying all contractual commitments held by SFT Advantus International Bond Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. SFT Advantus International Bond Fund is subject to the credit risk that the other party will not complete the obligations of the contract. The fair values of the forward currency exchange contracts are obtained from an independent pricing source.

Futures Transactions

To gain exposure to, or protect itself from market changes, the Funds (excluding the SFT Advantus Money Market Fund) may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Funds may also buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, a Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value as determined by each relevant clearing agency and is aggregated at a Futures Commission Merchant (FCM) which is registered with the Commodity Futures Trading Commission (CFTC) or the applicable regulator. Subsequent payments (variation margin) are made or received by a Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. A Fund recognizes a realized gain or loss when the contract is closed or expired. In the event of default, counterparty risk is significantly reduced as creditors to the FCM do not have claim to a Fund's assets in the segregated account. For a listing of open futures contracts see the Investments in Securities for each Fund.

Interest Rate Swaps

The SFT Advantus International Bond Fund may enter into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange interest rate cash flows during the life of the agreement. Each party's payment obligation is computed based on different interest rates, applied to a notional amount. Interest rate swaps often exchange payments based on a fixed rate for payments linked to a floating rate (usually Libor).

These agreements are executed on a registered exchange ("centrally cleared interest rate swaps"), significantly reducing risk from counterparty default. Upon entering into an interest rate swap contract, a Fund is required to pledge an initial margin, and the daily change in fair value is accounted for as a variation margin payable or

Securian Funds Trust
Notes to Financial Statements – continued

(2)  Summary of Significant Accounting Policies – (continued)

receivable on the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

Options Transactions

Each Fund (excluding the SFT Advantus Money Market Fund) may write (i.e., sell) covered call and secured put options and purchase and sell put and call options written by others. Options are a type of derivative financial instrument. The Funds may invest in derivative financial instruments, including options, in order to manage risk or gain exposure to various other investments or markets. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of written options.

Repurchase Agreements

Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, U.S. Government securities, U.S. Government-sponsored enterprise securities or corporate securities having a value equal to, or in excess of, the value of the repurchase agreement. If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, a Fund may incur a loss upon disposition of the securities. Repurchase agreements are carried at amortized cost. At December 31, 2015, no Funds were invested in repurchase agreements.

Federal Taxes

None of the Funds in the Trust are recognized as regulated investment companies for federal income tax purposes, but instead are treated as a partnership as long as each Fund has more than one shareholder. A Fund with only a single shareholder, such as SFT Advantus Managed Volatility Fund, SFT Advantus Managed Volatility Equity Fund and SFT T. Rowe Price Value Fund, will be taxed as a disregarded entity for federal income tax purposes. The Funds are not required to pay federal or Delaware income taxes on their net investment income and net capital gains, as each Fund is treated as either a partnership or a disregarded entity for federal income tax purposes. All interest, dividends, gains and losses of each Fund are deemed to have been "passed through" to the shareholders in proportion to its holdings of the Fund regardless of whether such interest, dividends or gains and losses have been distributed by the Fund.

The FASB, Accounting Standards Codification 740, Income Taxes (ASC 740), provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. The Funds have evaluated the implications of ASC 740 for all open tax years, and have determined there is no impact to the Funds' financial statements as of the year ended December 31, 2015. The Funds' federal and state

Securian Funds Trust
Notes to Financial Statements – continued

(2)  Summary of Significant Accounting Policies – (continued)

income returns for which the applicable statutes of limitations have not expired (2012, 2013, 2014 and 2015) remain subject to examination by the Internal Revenue Service and states department of revenue.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences.

Distributions to Shareholders

Distributions to shareholders from net investment income, if any, for the SFT Advantus Money Market Fund are declared daily and reinvested at month-end in additional shares of capital stock. As partnerships, the Funds are not required to distribute taxable income, and Funds other than SFT Advantus Money Market Fund will not distribute taxable income.

Securities Purchased on a When-Issued Basis

Delivery and payment for securities which have been purchased by a Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations. As of December 31, 2015, the SFT Advantus Bond Fund and SFT Advantus Mortgage Securities Fund had entered into outstanding, when-issued or forward commitments at fair value of $27,499,130 and $3,488,808, respectively. The Funds have segregated assets to cover such when-issued and forward commitments.

Upcoming Changes in Response to Money Market Reform

In July 2014, the Securities and Exchange Commission adopted amendments to the rules that govern money market funds ("Rule 2a-7"). In response to the amendments, effective April 29, 2016, the Fund will change its name to the 'SFT Advantus Government Money Market Fund' and convert to a 'government' money market fund, as defined under Rule 2a-7. As a result, on and after April 29, 2016, the Fund will invest at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities), as required by Rule 2a-7. It is also expected that the fund's future total returns will be lower than its historical returns due to the conversion to a government money market fund.

(3)  Investment Security Transactions

The cost of purchases and proceeds from sales of investment securities, other than temporary investments in short-term securities, for the year ended December 31, 2015 were as follows:

	Non-U.S. Government		U.S. Government*
	Purchases	Sales	Purchases	Sales
SFT Advantus Bond Fund	$125,884,339	$126,314,317	$578,307,032	$540,732,471
SFT Advantus Index 400 Mid-Cap Fund	35,715,436	63,085,137	–	–
SFT Advantus Index 500 Fund	91,689,274	40,130,263	–	–
SFT Advantus International Bond Fund	29,563,494	32,225,166	–	–
SFT Advantus Managed Volatility Fund	108,292,138	5,906,120	–	1,388,658
SFT Advantus Managed Volatility Equity Fund**	21,665,293	–	–	–
SFT Advantus Mortgage Securities Fund	7,388,516	5,009,436	126,551,171	130,447,981
SFT Advantus Real Estate Securities Fund	95,085,355	95,237,389	–	–
SFT IvySM Growth Fund	153,362,094	193,871,471	–	–
SFT IvySM Small Cap Growth Fund	112,375,725	140,151,899	–	–
SFT Pyramis® Core Equity Fund	116,628,833	130,132,005	–	–
SFT T. Rowe Price Value Fund	142,571,468	160,687,347	–	–

*  Includes U.S. government-sponsored enterprise securities.

**  The Fund commenced operations on 11/18/15.

Securian Funds Trust
Notes to Financial Statements – continued

(4)  Expenses and Related Party Transactions

The Funds have an investment advisory agreement with Advantus Capital, a wholly-owned subsidiary of Securian Financial Group, Inc. ("Securian Financial Group"). Under the advisory agreement, Advantus Capital manages the Funds' investments and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries.

Each Fund of the Trust pays Advantus Capital an annual fee, based on average daily net assets, in the following amounts:

Annual Fee on Net Assets
SFT Advantus Bond Fund	0.40% of net assets to $1 billion; and 0.35% of net assets exceeding $1 billion
SFT Advantus Index 400 Mid-Cap Fund	0.15% of net assets to $1 billion; and 0.10% of net assets exceeding $1 billion
SFT Advantus Index 500 Fund	0.15% of net assets to $1 billion; and 0.10% of net assets exceeding $1 billion
SFT Advantus International Bond Fund	0.60% of net assets to $1 billion; and 0.55% of net assets exceeding $1 billion
SFT Advantus Managed Volatility Fund	0.65% of all assets
SFT Advantus Managed Volatility Equity Fund	0.65% of all assets
SFT Advantus Money Market Fund	0.30% of net assets to $1 billion; and 0.25% of net assets exceeding $1 billion
SFT Advantus Mortgage Securities Fund	0.40% of net assets to $1 billion; and 0.35% of net assets exceeding $1 billion
SFT Advantus Real Estate Securities Fund	0.70% of net assets to $1 billion; and 0.65% of net assets exceeding $1 billion
SFT IvySM Growth Fund	0.67% of net assets to $500 million; and 0.625% of next $300 million of net assets; and 0.60% of next $200 million of net assets; and 0.50% of net assets exceeding $1 billion
SFT IvySM Small Cap Growth Fund	0.85% of net assets to $1 billion; and 0.80% of next $2 billion of net assets; and 0.76% of net assets exceeding $3 billion
SFT Pyramis® Core Equity Fund	0.65% of all assets
SFT T. Rowe Price Value Fund	0.67% of net assets to $1 billion; and 0.65% of next $1.5 billion of net assets; and 0.60% of net assets exceeding $2.5 billion

Advantus Capital has a sub-advisory agreement with Franklin Advisers, Inc. ("Franklin"), a registered investment Advisor for the SFT Advantus International Bond Fund, under which Advantus Capital pays Franklin an annual fee of 0.37% based on average daily net assets.

Advantus Capital has a sub-advisory agreement with Waddell & Reed Investment Management Company ("WRIMCO"), a registered investment Advisor for the SFT IvySM Growth Fund and the SFT IvySM Small Cap Growth Fund, under which Advantus Capital pays WRIMCO an annual fee ranging from 0.33% to 0.55% and 0.40% to 0.82% respectively, based on average daily net assets.

Advantus Capital has a sub-advisory agreement with FIAM, LLC (formerly Pyramis Global Advisors, LLC) ("Pyramis"), a registered investment Advisor for the SFT Pyramis® Core Equity Fund, under which Advantus Capital pays Pyramis an annual fee ranging from 0.31% to 0.33% based on average daily net assets.

Advantus Capital has a sub-advisory agreement with T. Rowe Price Associates, Inc. ("T. Rowe Price"), a registered investment Advisor for the SFT T. Rowe Price Value Fund, under which Advantus Capital pays T. Rowe Price an annual fee ranging from 0.30% to 0.50% based on average daily net assets.

The Trust bears certain other operating expenses including independent trustees' fees, federal registration fees, printing and shareholder report expenses, legal fees, audit fees, custodian fees, compensation paid to the Trust's Chief Compliance Officer, and other miscellaneous expenses. Each Fund will pay all expenses directly related to its individual operations. Operating expenses not attributable to a specific Fund will be allocated based upon the proportionate daily net assets of each Fund.

Securian Funds Trust
Notes to Financial Statements – continued

(4)  Expenses and Related Party Transactions – (continued)

Administrative Services Fee

The Trust has an agreement with Securian Financial Group under which Securian Financial Group provides accounting, legal and other administrative services. Each Fund reimburses Securian Financial Group quarterly for the actual costs incurred in performing such services, as determined in accordance with Securian Financial Group's customary cost accounting procedures consistently applied. Total quarterly administrative fees by Fund range from $4,457 to $23,729.

Accounting Services

The Trust has an agreement with State Street Bank and Trust Company ("State Street") in which State Street provides daily fund accounting and investment administration services. In 2015, these fees ranged from .01% to .05% of net assets depending on the size and makeup of the respective Fund. The fees are based upon a calculation of multiple factors including base fees, size of assets, and certain other fees.

Distribution Fees

The Trust has adopted a Rule 12b-1 Distribution Plan which covers all of its Class 2 shares and its SFT Advantus Managed Volatility Fund, SFT Advantus Managed Volatility Equity Fund, SFT Advantus Money Market Fund, SFT IvySM Growth Fund, SFT IvySM Small Cap Growth Fund, and SFT T. Rowe Price Value Fund ("Covered Funds"). Each Covered Fund pays distribution fees at the annual rate of .25% of the average daily net assets of the Covered Fund. These fees are paid out of the Covered Fund's assets, which reduces a Covered Fund's net assets as do other Covered Fund expenses. The fees are paid to Securian Financial Services, Inc. ("Securian Financial"), the Trust's underwriter, to pay for distribution-related expenses and activities in connection with the distribution of the Covered Fund's shares. Securian Financial may also use the fees to pay insurance companies, dealers or others for certain non-distribution services as provided for in the Distribution Plan.

Net Investment Income Maintenance Agreement for the SFT Advantus Money Market Fund

Effective May 1, 2012, the Board of Trustees of the Trust approved a Restated Net Investment Income Maintenance Agreement among Securian Funds Trust (on behalf of SFT Advantus Money Market Fund), Advantus Capital and Securian Financial. Under such Agreement, Advantus Capital agrees to waive, reimburse or pay SFT Advantus Money Market Fund expenses so that the Fund's daily net investment income does not fall below zero. Securian Financial may also waive its Rule 12b-1 fees. Advantus Capital and Securian Financial each has the option under the Agreement to recover the full amount waived, reimbursed or paid (the "Expense Waiver") on any day on which the Fund's net investment income exceeds zero. On any day, however, the Expense Waiver does not constitute an obligation of the Fund unless Advantus Capital or Securian Financial has expressly exercised its right to recover a specified portion of the Expense Waiver on that day, in which case such specified portion is then due and payable by the Fund. In addition, the right of Advantus Capital and/or Securian Financial to recover the Expense Waiver is subject to the following limitations: (1) if a repayment of the Expense Waiver by the Fund would cause the Fund's net investment income to fall below zero, such repayment is deferred until a date when repayment would not cause the Fund's net investment income to fall below zero; (2) the right to recover any portion of the Expense Waiver expires three years after the effective date of that portion of the Expense Waiver; and (3) any repayment of the Expense Waiver by the Fund cannot cause the Fund's expense ratio to exceed 1.25%. For the year ended December 31, 2015, the advisory, 12b-1 distribution and other fee waivers totaled $261,810, $218,175 and $163,209 respectively. These amounts are reflected as fees waived in the accompanying Statement of Operations. As of December 31, 2015, Advantus Capital and Securian Financial have collectively waived a cumulative total of $4,098,400 pursuant to the Agreement, including expenses waived under the prior agreement with Advantus Series Fund, Inc., of which $1,971,625 was eligible for recovery by Advantus Capital and Securian Financial as of such date. Amounts subject to potential recovery for the years ended December 31, 2016 and 2017 are $1,283,121, and $643,194, respectively. If Advantus Capital and Securian Financial exercise their rights to be paid such waived amounts, the Fund's future yield

Securian Funds Trust
Notes to Financial Statements – continued

(4)  Expenses and Related Party Transactions – (continued)

will be negatively affected for an indefinite period. The Agreement shall continue in effect following April 30, 2016, provided such continuance is specifically approved by a majority of the Trust's independent Trustees.

SFT Advantus Managed Volatility Fund Expense Waivers

Advantus Capital and the Trust, on behalf of the SFT Advantus Managed Volatility Fund, have entered into an Expense Limitation Agreement, dated May 1, 2013, which limits the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business), to 0.80% of the Fund's average daily net assets through April 30, 2016. The Agreement renews annually for a full year each year thereafter unless terminated by Advantus Capital upon at least 30 days' notice prior to the end of a contract term. The Fund is authorized to reimburse Advantus Capital for management fees previously waived and/or for the cost of expenses previously paid by Advantus Capital pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund's ability to reimburse Advantus Capital in this manner only applies to fees waived or reimbursements made by Advantus Capital within the three fiscal years prior to the date of such reimbursement. For the year ended December 31, 2015, the advisory waivers totaled $399,122. This amount is reflected as fees waived in the accompanying Statement of Operations. As of December 31, 2015, Advantus Capital has waived a cumulative total of $839,096 pursuant to the Agreement, of which $839,096 was eligible for recovery by Advantus Capital and Securian Financial as of such date. Amounts subject to potential recovery for the years ended December 31, 2016 and 2017 are $708,230 and $399,122 respectively. To the extent that the Fund makes such reimbursements to Advantus Capital, the amount of the reimbursements will be reflected in the financial statements in the Fund's shareholder reports and in Other Expenses under Fees and Expenses of the Fund.

SFT Advantus Managed Volatility Equity Fund Expense Waivers

Advantus Capital and the Trust, on behalf of the SFT Advantus Managed Volatility Equity Fund, have entered into an Expense Limitation Agreement, dated November 18, 2015, which limits the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business), to 0.80% of the Fund's average daily net assets through November 17, 2016. The Agreement renews annually for a full year each year thereafter unless terminated by Advantus Capital upon at least 30 days' notice prior to the end of a contract term. The Fund is authorized to reimburse Advantus Capital for management fees previously waived and/or for the cost of expenses previously paid by Advantus Capital pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund's ability to reimburse Advantus Capital in this manner only applies to fees waived or reimbursements made by Advantus Capital within the three fiscal years prior to the date of such reimbursement. For the year ended December 31, 2015, the advisory waivers totaled $37,796. This amount is reflected as fees waived in the accompanying Statement of Operations. As of December 31, 2015, Advantus Capital has waived a cumulative total of $37,796 pursuant to the Agreement, of which $37,796 was eligible for recovery by Advantus Capital and Securian Financial as of such date. Amounts subject to potential recovery for the years ended December 31, 2016 and 2017 are $37,796 and $37,796 respectively. To the extent that the Fund makes such reimbursements to Advantus Capital, the amount of the reimbursements will be reflected in the financial statements in the Fund's shareholder reports and in Other Expenses under Fees and Expenses of the Fund.

Cross-Trades

The SFT Funds are permitted to purchase and sell securities ("cross-trade") from and to other Funds within the Trust as well as outside of the Trust, where both accounts are managed by the same sub-adviser pursuant to "Cross-Trading" procedures adopted by the Trust's Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by respective SFT Fund from and to another fund that is or could be

Securian Funds Trust
Notes to Financial Statements – continued

(4)  Expenses and Related Party Transactions – (continued)

considered an affiliate of the SFT Funds under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price to save costs where allowed. Pursuant to these procedures, for the year ended December 31, 2015, the SFT Funds engaged in the following cross-trades, which resulted in the following net realized gains (losses):

	Purchases	Sales	Net Realized Gains (Losses)
SFT T. Rowe Price Value Fund	$179,290	$–	$–

(5)  Illiquid Securities

Each Fund currently limits investments in illiquid securities to 15% of net assets at the time of purchase, except for the SFT Advantus Money Market Fund which limits its investment in illiquid securities to 5% of net assets. At December 31, 2015, the SFT Advantus Bond Fund, SFT Advantus Mortgage Securities Fund, SFT Advantus Managed Volatility Fund and SFT Advantus International Bond Fund held illiquid securities of $9,515,755, $2,277,669, $2,489,647 and $8,986 respectively, which represent 2.4%, 2.4%, 1.2% and 0.0% of net assets, respectively. Pursuant to guidelines adopted by the Trust's Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

The following is a list of illiquid securities by fund, including acquisition date and cost, as of December 31, 2015:

Security	Acquisition Date	Cost
SFT Advantus Bond Fund
American Airlines 2013-2 Class B Pass Through Trust	12/17/2013	$1,544,656
FAN Engine Securitization, Ltd.	10/18/2013	517,015
Hometown Commercial Mortgage	Various	947,786
JPMorgan Chase Commercial Mortgage Securities Corp.	03/22/2010	706,409
Longtrain Leasing III LLC, 2015 – 1A Class A1	01/23/2015	2,312,739
Multi Security Asset Trust	Various	1,524,440
Symetra Financial Corp.	Various	2,214,077
		$9,767,122
SFT Advantus International Bond Fund
Ukraine Government International Bond	Various	$10,039
SFT Advantus Managed Volatility Fund
Aquarion Co.	08/19/2014	$498,129
CSMC Mortgage Trust	12/03/2015	1,009,246
Longtrain Leasing III LLC, 2015 – 1A Class A2	01/23/2015	999,566
		$2,506,941
SFT Advantus Mortgage Securities Fund
CountryPlace Manufactured Housing Contract Trust	06/29/2005	$130,486
FAN Engine Securitization, Ltd.	10/18/2013	138,271
Government National Mortgage Association (GNMA)	06/17/2003	533,371
Hometown Commercial Mortgage	11/28/2006	280,060
JPMorgan Chase Commercial Mortgage Securities Corp.	03/22/2010	227,997
Longtrain Leasing III LLC, 2015 – 1A Class A1	01/23/2015	606,472
Multi Security Asset Trust	Various	978,557
		$2,895,214

Securian Funds Trust
Notes to Financial Statements – continued

(6)  Fair Value Measurement

The Trust has established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs. The hierarchy also establishes a classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumption that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs include information market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the Trust's estimates about the assumptions market participants would use in valuing the financial asset and liability based on the best information available in the circumstances. Level 1 includes unadjusted quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, credit risk and prepayment speed). Level 3 includes unobservable inputs, which may include the advisor's own assumptions in determining the fair value of an investment or are based on independent non-binding broker quotes. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swaps, and written options.

The following is a summary of the levels used for the year ended December 31, 2015, in valuing the Funds' assets and liabilities (please see the Investments in Securities for each Fund for a listing of all securities within each category):

	Fair Value Measurement at December 31, 2015 using
Fund	Level 1	Level 2	Level 3	Total
SFT Advantus Bond Fund
Assets
Government Obligations	$–	$203,486,275	$–	$203,486,275
Asset-Backed Securities	–	18,434,260	–	18,434,260
Other Mortgage-Backed Securities	–	29,630,138	–	29,630,138
Corporate Obligations	–	141,636,497	–	141,636,497
Investment Companies	44,639,974	–	–	44,639,974
Total Investments	44,639,974	393,187,170	–	437,827,144
Other Financial Instruments* Futures Contracts	56,819	–	–	56,819
Liabilities
Other Financial Instruments* Futures Contracts	(18,755)	–	–	(18,755)
SFT Advantus Index 400 Mid-Cap Fund
Assets
Common Stocks	193,085,160	–	–	193,085,160
Investment Companies	5,562,938	–	–	5,562,938
Total Investments	198,648,098	–	–	198,648,098
Liabilities
Other Financial Instruments* Futures Contracts	(97,324)	–	–	(97,324)
SFT Advantus Index 500 Fund
Assets
Common Stocks	670,249,911	–	–	670,249,911
Investment Companies	33,004,374	–	–	33,004,374
Total Investments	703,254,285	–	–	703,254,285
Other Financial Instruments* Futures Contracts	79,311	–	–	79,311

Securian Funds Trust
Notes to Financial Statements – continued

(6)  Fair Value Measurement – (continued)

	Fair Value Measurement at December 31, 2015 using
Fund	Level 1	Level 2	Level 3	Total
SFT Advantus International Bond Fund
Assets
Long-Term Debt Securities	$–	$68,978,480	$–	$68,978,480
Short-Term Debt Securities	–	22,457,628	–	22,457,628
Investment Companies	18,342,260	–	–	18,342,260
Total Investments	18,342,260	91,436,108	–	109,778,368
Other Financial Instruments* Forward Foreign Currency Contracts	–	2,094,204	–	2,094,204
Interest Rate Swap Contracts	–	67,922	–	67,922
Liabilities
Other Financial Instruments* Forward Foreign Currency Contracts	–	(1,405,001)	–	(1,405,001)
Interest Rate Swap Contracts	–	(617,386)	–	(617,386)
SFT Advantus Managed Volatility Fund
Assets
Government Obligations	–	3,803,798	–	3,803,798
Asset-Backed Securities	–	992,866	–	992,866
Other Mortgage-Backed Securities	–	1,011,992	–	1,011,992
Corporate Obligations	–	75,809,526	–	75,809,526
Investment Companies	121,375,450	–	–	121,375,450
Total Investments	121,375,450	81,618,182	–	202,993,632
Other Financial Instruments* Futures Contracts	20,017	–	–	20,017
Liabilities
Other Financial Instruments* Futures Contracts	(24,504)	–	–	(24,504)
SFT Advantus Managed Volatility Equity Fund
Assets
Investment Companies	25,871,467	–	–	25,871,467
Total Investments	25,871,467	–	–	25,871,467
Other Financial Instruments* Futures Contracts	59,804	–	–	59,804
SFT Advantus Money Market Fund
Assets
Commercial Paper	–	39,844,382	–	39,844,382
Corporate Bonds & Notes	–	12,744,816	–	12,744,816
U.S. Government Obligations	–	27,104,513	–	27,104,513
Other Short-Term Investments	–	20,082	–	20,082
Investment Companies	9,207,952	–	–	9,207,952
Total Investments	9,207,952	79,713,793	–	88,921,745
SFT Advantus Mortgage Securities Fund
Assets
Government Obligations	–	78,931,100	–	78,931,100
Asset-Backed Securities	–	5,890,635	–	5,890,635
Other Mortgage-Backed Securities	–	5,773,054	–	5,773,054
Corporate Obligations	–	1,415,989	–	1,415,989
Investment Companies	5,801,753	–	–	5,801,753
Total Investments	5,801,753	92,010,778	–	97,812,531

Securian Funds Trust
Notes to Financial Statements – continued

(6)  Fair Value Measurement – (continued)

	Fair Value Measurement at December 31, 2015 using
Fund	Level 1	Level 2	Level 3	Total
SFT Advantus Real Estate Securities Fund
Assets
Common Stocks	$148,844,851	$–	$–	$148,844,851
Investment Companies	2,604,139	–	–	2,604,139
Total Investments	151,448,990	–	–	151,448,990
SFT IvySM Growth Fund
Assets
Common Stocks	474,621,984	–	–	474,621,984
Investment Companies	4,139,347	–	–	4,139,347
Total Investments	478,761,331	–	–	478,761,331
SFT IvySM Small Cap Growth Fund
Assets
Common Stocks	145,354,000	–	–	145,354,000
Investment Companies	371,789	–	–	371,789
Total Investments	145,725,789	–	–	145,725,789
SFT Pyramis® Core Equity Fund
Assets
Common Stocks	127,286,710	–	–	127,286,710
Short-Term Securities	1,706,683	–	–	1,706,683
Total Investments	128,993,393	–	–	128,993,393
SFT T. Rowe Price Value Fund
Assets
Common Stocks	206,849,876	–	–	206,849,876
Investment Companies	645,672	–	–	645,672
Total Investments	207,495,548	–	–	207,495,548

*  Investments in Other Financial Instruments are derivative instruments reflected in the Investments in Securities. All derivatives currently held are reflected at the gross unrealized appreciation (depreciation) on the instruments.

Level 2 Measurements:

Government obligations comprised of U.S. Treasury, agency and government guaranteed fixed maturity securities – These securities are principally valued using the market approach. Valuation is based primarily on quoted prices in markets that are not active or using matrix pricing or other similar techniques using standard market observable inputs such as the benchmark U.S. Treasury yield curve, the spread of the U.S. Treasury curve for the identical security and comparable securities that are actively traded.

Asset-backed and other mortgage-backed securities comprised of RMBS, CMBS and ABS fixed maturity securities – These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information including: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans, etc.

Corporate obligations comprised of U.S. corporate and foreign corporate fixed maturity securities – These securities are principally valued using the market and income approaches. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market

Securian Funds Trust
Notes to Financial Statements – continued

(6)  Fair Value Measurement – (continued)

observable inputs such as benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer.

Long-term and short-term debt securities comprised of foreign government and state and political subdivision fixed maturity securities – These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

Forward Foreign Currency and Interest Rate Swap Contracts – These derivatives are traded in the over-the-counter derivative market and are principally valued using market price quotations or industry recognized modeling techniques. The significant inputs to the models are observable in the market or can be derived from or corroborated by observable market data. These significant inputs may include interest rates, foreign currency exchange rates, interest rate curves, contractual terms, market prices, and measures of volatility.

Level 3 Measurements:

In general, investments classified within Level 3 use many of the same valuation techniques and inputs as described above. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3.

Asset-backed and other mortgage-backed securities comprised of RMBS, CMBS and ABS securities – These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data. Below investment grade securities and ABS supported by sub-prime mortgage loans included in this level are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2.

Corporate obligations comprised of U.S. corporate and foreign corporate securities – These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or cannot be derived principally from, or corroborated by, observable market data, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. Generally, below investment grade privately placed or distressed securities included in this level are valued using discounted cash flow methodologies which rely upon significant, unobservable inputs and inputs that cannot be derived principally from, or corroborated by, observable market data.

The Funds' policy is to recognize transfers between the levels as of the end of the year. There were no transfers of financial assets between Levels 1 and 2 during the period.

Securian Funds Trust
Notes to Financial Statements – continued

(6)  Fair Value Measurement – (continued)

The Funds did not hold any significant investments categorized as Level 3 as of the end of the period. The following tables present the fiscal year-to-date activity of Level 3 securities held at the beginning and the end of the period:

Fund	*Beginning Balance December 31, 2014	Purchases	Sales	Accrued discounts (premiums)	Total realized and unrealized gains (losses)	Transfers in to Level 3	Transfers out of Level 3	Ending Balance December 31, 2015	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at December 31, 2015
SFT Advantus Bond Fund
Other Mortgage Backed	$–	$–	$(909,442)	$–	$909,442	$–	$–	$–	$–
Total	–	–	(909,442)	–	909,442	–	–	–	–
SFT Advantus Mortgage Securities Fund
Other Mortgage Backed	–	–	(1,398,909)	–	1,398,909	–	–	–	–
Total	–	–	(1,398,909)	–	1,398,909	–	–	–	–

*  Level 3 at December 31, 2014 included securities with a fair value of $0.

(7)  Derivative Instruments Reporting

The Trust provides, when applicable, disclosures of the location, by line item, of fair value amounts in the statement of financial position and the location, by line item, of amounts of gains and losses reported in the statement of financial performance. Generally the derivative instruments outstanding as of period end are disclosed in the Investments in Securities. The volume of derivative activity is indicative for all funds with the exception of futures contracts in the SFT Advantus Managed Volatility Fund and interest rate swap contracts in the SFT Advantus International Bond Fund. The volume of futures contracts for the SFT Advantus Managed Volatility Fund ranged from $15,847,000 to $62,467,000 with a base notional value averaging $34,242,000. The volume of futures contracts for the SFT Advantus Managed Volatility Equity Fund ranged from $0 to $8,345,000 with a base notional value averaging $2,043,000.

Equity derivatives were purchased or sold to manage the SFT Advantus Index 500, SFT Advantus Index 400 Mid-Cap and SFT Advantus Managed Volatility Funds' shareholder liquidity and to attempt to replicate intended stock investments to maintain fully invested Funds.

The SFT Advantus Real Estate Securities Fund includes as a non-principal investment strategy the writing (selling) of covered call options. Generally, the strategy will write call options near a price target for the stock. The goal of the covered call strategy is to enhance income of the Fund through the receipt of premium income from the sale of the call, and to decrease volatility of the overall Fund.

Interest rate derivatives are used both to manage the average duration of a Fund's fixed income portfolio, as well as to hedge against the effects of interest rate changes on a portfolio's current or intended investments.

Foreign exchange derivatives were used to attempt to hedge against the effects of exchange rate changes within the SFT Advantus International Bond Fund's current or intended investments in foreign securities, as well as, to more efficiently obtain exposure to foreign currencies or to take advantage of cross currency markets in order to benefit from valuation differentials and shifts in pricing within the currency markets.

Securian Funds Trust
Notes to Financial Statements – continued

(7)  Derivative Instruments Reporting – (continued)

The tables below detail the risk exposure of each of the Funds from derivative instruments:

				Risk Exposure
Fund	Instrument Type	Total Value at December 31, 2015	Statement of Assets and Liabilities Location	Equity	Interest Rate	Foreign Exchange
SFT Advantus Bond Fund	Futures	$38,064	Variation margin receivable/payable*	$–	$38,064	$–
SFT Advantus Index 400 Mid-Cap Fund	Futures	(97,324)	Variation margin receivable/payable*	(97,324)	–	–
SFT Advantus Index 500 Fund	Futures	79,311	Variation margin receivable/payable*	79,311	–	–
SFT Advantus International Bond Fund	Foreign Currency Forwards	2,094,204	Unrealized appreciation on forward foreign currency contracts	–	–	2,094,204
	Foreign Currency Forwards	(1,405,001)	Unrealized depreciation on forward foreign currency contracts	–	–	(1,405,001)
	Swaps	(549,464)	Variation margin receivable/payable*	–	(549,464)	–
SFT Advantus Managed Volatility Fund	Futures	(4,487)	Variation margin receivable/payable*	(24,504)	20,017	–
SFT Advantus Managed Volatility Equity Fund	Futures	59,804	Variation margin receivable/payable*	59,804	–	–

*  Includes cumulative appreciation/depreciation of futures contracts and swaps as reported in the notes to the Schedules of Investments in Securities. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

				Realized Gain (Loss) on Derivatives Recognized in Income
Fund	Instrument Type	Total Value for Period Ended December 31, 2015	Statement of Operations Location	Equity	Interest Rate	Foreign Exchange
SFT Advantus Bond Fund	Futures	$(356,278)	Net realized gains (losses) from futures transactions	$–	$(356,278)	$–
SFT Advantus Index 400 Mid-Cap Fund	Futures	(156,457)	Net realized gains (losses) from futures transactions	(156,457)	–	–
SFT Advantus Index 500 Fund	Futures	613,043	Net realized gains (losses) from futures transactions	613,043	–	–
SFT Advantus International Bond Fund	Foreign Currency Forwards	8,177,158	Net realized gains (losses) from foreign currency transactions	–	–	8,177,158
	Swaps	(303,434)	Net realized gains (losses) from swaps	–	(303,434)	–
SFT Advantus Managed Volatility Fund	Futures	(5,241,591)	Net realized gains (losses) from futures transactions	(5,263,606)	22,015	–
SFT Advantus Managed Volatility Equity Fund	Futures	30,182	Net realized gains (losses) from futures transactions	30,182	–	–
SFT Advantus Mortgage Securities Fund	Futures	74,902	Net realized gains (losses) from futures transactions	–	74,902	–

Securian Funds Trust
Notes to Financial Statements – continued

(7)  Derivative Instruments Reporting – (continued)

				Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Instrument Type	Total Value for Period Ended December 31, 2015	Statement of Operations Location	Equity	Interest Rate	Foreign Exchange
SFT Advantus Bond Fund	Futures	$200,584	Net change in unrealized appreciation or depreciation on futures transactions	$–	$200,584	$–
SFT Advantus Index 400 Mid-Cap Fund	Futures	(120,590)	Net change in unrealized appreciation or depreciation on futures transactions	(120,590)	–	–
SFT Advantus Index 500 Fund	Futures	105,076	Net change in unrealized appreciation or depreciation on futures transactions	105,076	–	–
SFT Advantus International Bond Fund	Foreign Currency Forwards	(5,687,751)	Net change in unrealized appreciation or depreciation on foreign currency transactions	–	–	(5,687,751)
	Swaps	(40,133)	Net change in unrealized appreciation or depreciation on swaps transactions	–	(40,133)	–
SFT Advantus Managed Volatility Fund	Futures	(330,264)	Net change in unrealized appreciation or depreciation on futures transactions	(328,173)	(2,091)	–
SFT Advantus Managed Volatility Equity Fund	Futures	59,804	Net change in unrealized appreciation or depreciation on futures transactions	59,804	–	–
SFT Advantus Mortgage Securities Fund	Futures	(22,451)	Net change in unrealized appreciation or depreciation on futures transactions	–	(22,451)	–

The Funds may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Funds manage credit risk related to derivatives by entering into transactions with highly rated counterparties. Generally, the current credit exposure of the derivative contracts is limited to the positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting arrangements and any collateral received pursuant to credit support annexes. Because exchange traded derivatives are purchased through regulated exchanges and positions are settled regularly, the Funds have minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. For the year ended December 31, 2015, none of the Funds derivatives were subject to master netting arrangements.

Securian Funds Trust
Notes to Financial Statements – continued

(8)  Affiliated Ownership

The SFT Advantus Managed Volatility Fund invests in underlying securities and other investment companies, of which certain underlying funds (the "affiliated underlying funds") may be deemed to be under common control with the SFT Advantus Managed Volatility Fund because they share the same investment advisor, Advantus Capital, and because they are overseen by the same Board of Trustees. The SFT Advantus Managed Volatility Fund will achieve its equity exposure by investing primarily in Class 1 Shares of the SFT Advantus Index 500 Fund, an affiliated fund in the Trust that seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor's 500 Index. A summary of all transactions with the affiliated SFT Advantus Index 500 Fund as of December 31, 2015 is as follows:

Fund/ Underlying Fund	Balance of Shares Held at December 31, 2014	Gross Additions	Gross Sales	Balance of Shares Held at December 31, 2015	Value at December 31, 2015	Realized Gain (Loss)	Distributions Received
SFT Advantus Managed Volatility Fund
SFT Advantus Index 500 Fund	4,145,332	5,768,905	–	9,914,237	$77,612,044	$–	$–

(9)  Subsequent Events

Effective on January 1, 2016 we intend to convert the SFT International Bond Fund (the Fund) from a partnership to a Regulated Investment Company (RIC) for tax purposes. The Fund expects that the federal income tax treatment as a RIC will not result in any material adverse federal income tax consequences to the Fund for tax periods after the conversion, as compared to the federal income tax treatment of the Fund as a partnership under the Code prior to the conversion. In addition, the Fund's election to be treated as a RIC is not expected to result in any material adverse federal income tax consequences to any owner of a variable annuity contract or variable life insurance policy, or in the tax treatment of any such contract or policy.

Securian Funds Trust
Other Information
(unaudited)

Fund Expenses Paid by Shareholders

Shareholders of the Trust incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; (the Trust does not impose transaction costs, but you will incur such costs in connection with the variable life insurance policies and variable annuity contracts that invest in the Funds) and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Trust expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 01, 2015 through December 31, 2015, SFT Advantus Managed Volatility Equity Fund which accrued expenses for 43 days in the most recent fiscal period due to their inception date of November 18, 2015. Expenses paid during the period in the tables below are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year divided by 365 to reflect the one-half year period.

Actual Expenses

The table below provides information about actual account values and actual expenses for the Funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	CLASS 1				CLASS 2
	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
SFT Advantus Bond Fund	$1,000	$997.40	0.49%	$2.47	$996.20	0.74%	$3.72
SFT Advantus Index 400 Mid-Cap Fund	1,000	938.10	0.26%	1.27	936.90	0.51%	2.49
SFT Advantus Index 500 Fund	1,000	1,000.60	0.21%	1.06	999.40	0.46%	2.32
SFT Advantus International Bond Fund	1,000	963.90	0.86%	4.26	962.70	1.11%	5.49
SFT Advantus Managed Volatility Fund	1,000	NA	NA	NA	976.10	0.80%	3.98
SFT Advantus Managed Volatility Equity Fund	1,000	NA	NA	NA	1,003.00	0.99%	1.17
SFT Advantus Money Market Fund	1,000	NA	NA	NA	1,000.00	0.14%	0.71
SFT Advantus Mortgage Securities Fund	1,000	1,019.10	0.65%	3.31	1,017.80	0.90%	4.58
SFT Advantus Real Estate Securities Fund	1,000	1,114.60	0.83%	4.42	1,113.20	1.08%	5.75
SFT IvySM Growth Fund	1,000	NA	NA	NA	1,015.10	0.97%	4.93
SFT IvySM Small Cap Growth Fund	1,000	NA	NA	NA	884.60	1.19%	5.65
SFT Pyramis® Core Equity Fund	1,000	965.30	0.77%	3.81	964.10	1.01%	5.00
SFT T. Rowe Price Value Fund	1,000	NA	NA	NA	969.80	1.00%	4.96

Securian Funds Trust
Other Information – continued
(unaudited)

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds' and other funds. To do so, compare the 5% hypothetical example of the funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

	CLASS 1				CLASS 2
	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
SFT Advantus Bond Fund	$1,000	$1,022.74	0.49%	$2.50	$1,021.48	0.74%	$3.77
SFT Advantus Index 400 Mid-Cap Fund	1,000	1,023.89	0.26%	1.33	1,022.63	0.51%	2.60
SFT Advantus Index 500 Fund	1,000	1,024.15	0.21%	1.07	1,022.89	0.46%	2.35
SFT Advantus International Bond Fund	1,000	1,020.87	0.86%	4.38	1,019.61	1.11%	5.65
SFT Advantus Managed Volatility Fund	1,000	NA	NA	NA	1,021.17	0.80%	4.08
SFT Advantus Managed Volatility Equity Fund	1,000	NA	NA	NA	1,004.72	0.99%	1.17
SFT Advantus Money Market Fund	1,000	NA	NA	NA	1,024.50	0.14%	0.71
SFT Advantus Mortgage Securities Fund	1,000	1,021.93	0.65%	3.31	1,020.67	0.90%	4.58
SFT Advantus Real Estate Securities Fund	1,000	1,021.02	0.83%	4.23	1,019.76	1.08%	5.50
SFT IvySM Growth Fund	1,000	NA	NA	NA	1,020.32	0.97%	4.94
SFT IvySM Small Cap Growth Fund	1,000	NA	NA	NA	1,019.21	1.19%	6.06
SFT Pyramis® Core Equity Fund	1,000	1,021.32	0.77%	3.92	1,020.11	1.01%	5.14
SFT T. Rowe Price Value Fund	1,000	NA	NA	NA	1,020.16	1.00%	5.09

Please note that the expenses shown in both tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information provided in the hypothetical example table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Proxy Voting Policies and Procedures

A description of the policies and procedures that Advantus Capital uses to vote proxies related to each Fund's portfolio securities is set forth in the Trust's Statement of Additional Information which is available without charge, upon request, by calling, toll-free, 800-995-3850 or on the Securities and Exchange Commission's website at www.sec.gov. The Trust will provide this document within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Securian Funds Trust
Other Information – continued
(unaudited)

Proxy Voting Record

The Trust's proxy voting record for the 12 month period ended December 31 is available by calling, toll-free, 866-330-7355 or on the Securities and Exchange Commission's website at www.sec.gov no later than August 31 each year. The Trust will also provide this information, within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Availability of Quarterly Schedule of Investments

The Trust files its complete schedule of investment holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders without charge on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. More information of the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Securian Funds Trust
Trustees and Executive Officers
(unaudited)

Under Delaware law, the Board of Trustees of the Trust has overall responsibility for managing the Trust in good faith and in a manner reasonably believed to be in the best interests of the Trust. The Trustees meet periodically throughout the year to oversee the Trust's activities, review contractual arrangements with companies that provide services to the Trust, and review the performance of the Trust and its Funds. One of the four current Trustees is considered an "interested person" (as defined in the Investment Company Act of 1940) of the Trust. The other three Trustees, because they are not interested persons of the Trust, are considered independent ("Independent Trustees") and are not employees or officers of, and have no financial interest in, the Trust's investment adviser, Advantus Capital Management, Inc. or its affiliated companies, including Minnesota Life Insurance Company. 75% of the Board of Trustees is required to be comprised of Independent Trustees.

Only executive officers and other officers who perform policy-making functions with the Trust are listed. None of the Trustees is a director of any public company (a company required to file reports under the Securities Exchange Act of 1934) or of any registered investment companies other than the Trust. Each Trustee serves for an indefinite term, until his or her resignation, death or removal.

Name, Address(1) and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees
Julie K. Getchell 1954	Trustee since October 21, 2011

Retired; Senior Financial Consultant to Cargill's Controller's Group, Animal Nutrition Business and Tartan Program from April 2009 to July 2012; Chief Financial Officer/Senior Managing Director, La Crosse Global Fund Services from May 2005 to April 2009; Consultant, Black River Asset Management from October 2004 to May 2005; Chief Financial Officer, Prestige Resorts & Destinations LTD. from 2001 to 2003; Chief Operating Officer, Insight Investment Management, Inc. from 1996 to 2000; Chief Financial Officer, Insight Investment Management, Inc. from 1991 to 1996; Chartered Financial Analyst; CPA - inactive

Linda L. Henderson 1949	Trustee since January 25, 2007

Retired; Professional Advisor, Carlson School of Management, University of Minnesota, 2004 to May 2007; Senior Vice President, Director of Fixed Income Research and Strategies, RBC Dain Rauscher Investments, 1985 to 2004; Chartered Financial Analyst

Securian Funds Trust
Trustees and Executive Officers – continued
(unaudited)

Name, Address(1) and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees — continued
William C. Melton 1947	Trustee since April 25, 2002

Retired; member, State of Minnesota Council of Economic Advisors from 1988 to 1994, and again from 2010 to the present; various senior positions at American Express Financial Advisors (formerly Investors Diversified Services and, thereafter, IDS/American Express) from 1982 through 1997, including Chief Economist and, thereafter, Chief International Economist

Interested Trustee
Gregory S. Strong 1944	Trustee since October 21, 2011

Retired; President, Advantus Series Fund, Inc. from April 2007 to July 2011; retired since December 2008, previously Senior Vice President, Chief Actuary and Treasurer, Minnesota Life Insurance Company; Treasurer, Minnesota Mutual Companies, Inc., Senior Vice President and Treasurer, Securian Financial Group, Inc.; Treasurer, Securian Holding Company

Securian Funds Trust
Trustees and Executive Officers – continued
(unaudited)

Name, Address(1) and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Other Executive Officers(2)
David M. Kuplic 1957	President since July 28, 2011

Senior Vice President, Minnesota Life Insurance Company since June 2007; Executive Vice President and Director, Advantus Capital Management, Inc. since July 2007; Senior Vice President and Director, Advantus Capital Management, Inc., February 2006 to July 2007; President and Director, MCM Funding 1997-1, Inc. (entity holding legal title to mortgages beneficially owned by certain clients of Advantus Capital) since July 2007; Vice President, MCM Funding 1997-1, Inc., June 2004 to July 2007; President and Director, MCM Funding 1998-1, Inc. (entity holding legal title to mortgages beneficially owned by certain clients of Advantus Capital) since July 2007; Vice President, MCM Funding 1998-1, Inc., June 2004 to July 2007; Senior Vice President, Securian Financial Group, Inc. since June 2007; President and Director, MIMLIC Funding, Inc. (entity holding legal title to bonds beneficially owned by certain clients of Advantus Capital) since July 2007; Senior Vice President, Securian Life Insurance Company since June 2007; President and Director, Marketview Properties, LLC (entity holding real estate assets) since January 2010; President and Director, Marketview Properties II, LLC (entity holding real estate assets) since March 2010; President, Marketview Properties IV, LLC

Securian Funds Trust
Trustees and Executive Officers – continued
(unaudited)

Name, Address(1) and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Other Executive Officers(2) — continued
Gary M. Kleist 1959	Vice President and Treasurer since July 24, 2003

Financial Vice President, Chief of Operations and Director, Advantus Capital Management, Inc. since December 1997; Second Vice President, Minnesota Life Insurance Company since February 2000; Vice President and Secretary/Treasurer, MIMLIC Funding, Inc. (entity holding legal title to bonds beneficially owned by certain clients of Advantus Capital) since July 2003; Financial Vice President, MCM Funding 1997-1, Inc. since October 1998 and MCM Funding 1998-1, Inc. (entities holding legal title to mortgages beneficially owned by certain clients of Advantus Capital) since August 1998; Second Vice President, Securian Financial Group, Inc. since February 2000; Second Vice President, Securian Life Insurance Company since June 2007; Financial Vice President, Marketview Properties, LLC since January 2010 and Marketview Properties II, LLC (entities holding certain real estate assets) since March 2010; Financial Vice President, Marketview Properties IV, LLC

Bruce P. Shay 1961	Vice President since July 28, 2011

Executive Vice President, Minnesota Life Insurance Company since March 2010; Executive Vice President, Securian Financial Group, Inc. since March 2010; Executive Vice President and Director, Securian Life Insurance Company since June 2010; Senior Vice President, Minnesota Life Insurance Company, February 2004 to February 2010; Senior Vice President, Securian Life Insurance Company, February 2007 to June 2010

Michael J. Radmer Dorsey & Whitney LLP 50 South Sixth Street Minneapolis, Minnesota 55402 1945	Secretary since April 16, 1998	Senior Counsel with the law firm of Dorsey & Whitney LLP since January 2016; Partner from 1976 to December 2015

Securian Funds Trust
Trustees and Executive Officers – continued
(unaudited)

(1)  Unless otherwise noted, the address of each Trustee and officer is the address of the Trust: 400 Robert Street North, St. Paul, Minnesota 55101.

(2)  Although not a 'corporate' officer of the Trust, Vicki L. Bailey, born in 1955, has served as the Trust's Chief Compliance Officer since July 2004. Ms. Bailey is also Vice President, Investment Law, Chief Compliance Officer and Secretary, Advantus Capital Management, Inc.; Vice President, Minnesota Life Insurance Company; Vice President and Secretary, MCM Funding 1997-1, Inc. and MCM Funding 1998-1, Inc. (entities holding legal title to mortgages beneficially owned by certain clients of Advantus Capital); Vice President, Securian Financial Group, Inc.; Vice President, Securian Life Insurance Company; Director, Personal Finance Company LLC; Vice President and Secretary, Marketview Properties, LLC and Marketview Properties II, LLC (entities holding certain real estate assets); Vice President and Secretary, Marketview Properties IV, LLC.

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This offering is available through Securian Financial Services, Inc., a registered broker/dealer. Securian Financial Services, Inc. is the distributor of Minnesota Life and Securian Life variable insurance products.

This report may be used as sales literature in connection with the offer or sale of variable annuity or variable life insurance contracts funded by Securian Funds Trust ("Trust") if preceded or accompanied by (a) the current prospectus for the Trust and such contracts and (b) the current applicable variable annuity or variable life performance report.

Securian Financial Services, Inc.

www.securian.com

Securities Dealer, Member FINRA/SIPC.

Registered Investment Advisor

400 Robert Street North, St. Paul, MN 55101-2098

1.888.237.1838

F38897 Rev 2-2016

Minnesota Life Insurance Company

A Securian Company

Securian Life Insurance Company

A New York admitted insurer

400 Robert Street North

St. Paul, MN 55101-2098

PRESORTED STANDARD
U.S. POSTAGE PAID
CAROL STREAM, IL
PERMIT NO. 1480

©2016 Securian Funds Trust All rights reserved.

F38897 Rev 2-2016

Call 1-800-995-3850 to receive your financial documents electronically. It's fast and convenient.

ITEM 2.  CODE OF ETHICS.

Filed herewith as Exhibit 12(a)(1).  During the period covered by this report, there has been no amendment to the code of ethics that relates to any element of the code of ethics definition set forth in paragraph (b) of Item 2 of Form N-CSR, nor has the registrant granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions that relates to one or more of the items set forth in paragraph (b) of Item 2 of form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Trust has determined that Julie K. Getchell, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms.

Getchell as the Audit Committee’s financial expert.  Ms. Getchell is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)                                 Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

2015	2014

$323,628	$296,240

(b)                                 Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were as follows:

2015	2014

-0-	$8,523

There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant’s investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c)                                  Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation were as follows:

2015	2014

$4,000	$6,415

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d)                                 All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) — (c) of this Item 4 were as follows:

2015	2014

-0-	-0-

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a) — (c) of this Item 4, that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1)                   Registrant’s audit committee has adopted the following pre-approval policies and procedures in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X:

SECURIAN FUNDS TRUST

AUDIT COMMITTEE POLICY regarding pre-approval of services provided by the Independent Auditor

The Audit Committee (the “Committee”) of the Securian Funds Trust (the “Trust”) has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm’s independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:

•                  Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality

•                  Examine and evaluate the safeguards put into place by the Trust and the auditor to safeguard independence

•                  Meet quarterly with the partner of the independent audit firm

•                  Consider approving categories of service that are not deemed to impair independence for a one-year period

It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the Trust’s independent audit firm directly for the Trust. At least annually the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the year.

The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Trust’s Treasurer and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.

In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:

Audit Services

The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:

•                  Annual Fund financial statement audits

•                  SEC and regulatory filings and consents

Audit-related Services

In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                  Accounting consultations

•                  Trust merger support services

•                  Other accounting related matters

•                  Agreed Upon Procedure Reports

•                  Attestation Reports

•                  Other Internal Control Reports

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $20,000 are subject to pre-approval by the Committee on a case-by-case basis. Individual projects with an estimated fee of less than $20,000 are subject to pre-approval by the then-serving Chair of the Committee on a case-by-case basis.  The Chair shall thereafter report to the Full Committee on any such matters at the Committee’s next regularly scheduled meeting.

Tax Services

The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                  Tax compliance services related to the filing or amendment of the following:

•                  Federal, state and local income tax compliance; and,

•                  Sales and use tax compliance

•                  Timely RIC qualification reviews, if applicable

•                  Tax distribution analysis and planning

•                  Tax authority examination services

•                  Tax appeals support services

•                  Accounting methods studies

•                  Trust merger support services

•                  Tax consulting services and related projects

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $20,000 are subject to pre-approval by the Committee on a case-by-case basis. Individual projects with an estimated fee of less than $20,000 are subject to pre-approval by the then-serving Chair of the Committee on a case-by-case basis.  The Chair shall thereafter report to the Full Committee on any such matters at the Committee’s next regularly scheduled meeting.

Other Non-audit Services

The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the independent firm without the prior approval of the Audit Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

Proscribed Services

In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:

•                  Management functions

•                  Accounting and bookkeeping services

•                  Internal audit services

•                  Financial information systems design and implementation

•                  Valuation services supporting the financial statements

•                  Actuarial services supporting the financial statements

•                  Executive recruitment

•                  Expert services (e.g., litigation support)

•                  Investment banking

Policy for Pre approval of Non-Audit Services Provided to Other Affiliated Entities

The Committee is also responsible for pre-approving certain non-audit services provided to Advantus Capital Management Inc. (“Advantus”) and any other entity under common control with Advantus that provides ongoing services to the Trust. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the Trust.

Although the Committee is not required to pre-approve all services provided to Advantus and affiliated service providers, the Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to Advantus and its affiliates.

Securian Funds Trust

Pre-approval of services

Is the service performed directly for the Trust?
no
yes
Is service related to affiliate under common control – providing on-going service to the Trust?
no
No Audit Committee Pre-approval required
no
yes
Does service relate directly to the operations and financial reporting of the Trust?
yes
Pre-approval of service on a case-by-case basis
Is service Audit Audit-Related, Tax Services or Other Non-Audit Services?
yes
Is service Audit Services?
Is service Audit-related or Tax Services?
Is service other Non-Audit Services?
yes
Pre-approval annually by Audit Committee
yes
Is service fee estimate ≥$20,000 (on an individual project basis)? (1)
yes
Pre-approval of service by Committee on a case-by-case basis no
Pre-approval of service by Committee Chair on a case-by-case basis yes
Is Service allowable under applicable SEC rules (not prohibited)?
no
Service not allowed
yes
Pre-approval of service by Committee on a case-by-case basis

(1) All projects will be continuously monitored for any revisions to fee estimates that would bring project cost ≥$20 000

For projects with fee estimates <$20 000 Audit Committee Chair pre-approval required

For projects ≥$20 000 Audit Committee pre-approval required.

(e)(2)                   None of the services provided to the registrant described in paragraphs (b) — (d) of this Item 4 were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                   No disclosures are required by this Item 4(f).

(g)                                  The aggregate non-audit fees billed for each of the last two fiscal years by the registrant’s accountant for services rendered to the registrant and to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant were as follows:

2015	2014

-0-	$-0-

(h)                                 The registrant’s audit committee has considered that the provision of the non-audit services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.  Schedule I — Investments in Securities of Unaffiliated Issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The registrant has a governance committee of its board of trustees, the members of which are all trustees who are not “interested persons” of the registrant, as defined in Section 2(a)(19) of the Investment Company Act of 1940 (“independent trustees”).  The governance committee, which operates in accordance with a separate governance committee charter approved by the board of trustees, selects and recommends to the board of trustees individuals for nomination as independent trustees.  The names of potential independent trustee candidates are drawn from a number of sources, including recommendations from management of Advantus Capital Management, Inc., the registrant’s investment adviser.  Each candidate is evaluated by the governance committee with respect to the relevant business and industry experience that would enable the candidate to serve effectively as an independent trustee, as well as his or her compatibility with respect to business philosophy and style.  The members of the governance committee may conduct an in-person interview of each viable candidate using a standardized questionnaire.  When all of the viable candidates have been evaluated and interviewed, the governance committee determines which of the viable candidates should be presented to the board of trustees for selection to become a member of the board of trustees.

Inasmuch as the registrant does not hold annual meetings of shareholders and meetings of shareholders occur only intermittently, the governance committee does not at present consider nominees recommended by shareholders.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)                                 Based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)                                 There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)  File the exhibits listed below as part of this Form.  Letter or number the exhibits in the sequence indicated.

(1)                         Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:

Exhibit 99.CODE ETH attached hereto.

(2)                         A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2):

Exhibit 99.CERT attached hereto.

(3)                         Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by this report by or on behalf of the registrant to 10 or more persons:

Not applicable.

(b)  If the report is filed under Section 13(a) or 15(d) of the Securities Exchange Act of 1934, provide the certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14 under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit.  A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (15 U.S.C. 78r), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference:

Exhibit 99.906 CERT attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Securian Funds Trust

By (Signature and Title)	/s/ David M. Kuplic
David M. Kuplic, President

Date:  February 24, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David M. Kuplic
David M. Kuplic, President (Principal Executive Officer)

By (Signature and Title)	/s/ Gary M. Kleist
Gary M. Kleist, Treasurer (Principal Financial Officer)

Date:  February 24, 2016